EXHIBIT 10.1

CREDIT AGREEMENT

dated as of

March 21, 2011,

among

BOOKS-A-MILLION, INC.,

as the Lead Borrower,

THE OTHER BORROWERS PARTY HERETO,

THE GUARANTORS PARTY HERETO FROM TIME TO TIME

THE LENDERS PARTY HERETO

and

BANK OF AMERICA, N.A.,
as Administrative Agent

WELLS FARGO BANK, N.A.,
as Syndication Agent

REGIONS BANK,
as Documentation Agent

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
as Sole Lead Arranger and Sole Bookrunner

ARTICLE 1

TABLE OF CONTENTS

ARTICLE I	GENERAL CONDITIONS ...	1

SECTION 1.01	Definitions ...	1

SECTION 1.02	Terms Generally ..................................................................................................................................................................................................	40

SECTION 1.03	Accounting Terms ..............................................................................................................................................................................................	41

SECTION 1.04	Rounding ...	42

SECTION 1.05	Times of Day .......................................................................................................................................................................................................	42

SECTION 1.06	Letter of Credit Amounts ...................................................................................................................................................................................	42

SECTION 1.07	Certifications ...	42

ARTICLE II	AMOUNT AND TERMS OF CREDIT .....................................................................................................................................................................................	42

SECTION 2.01	Commitment of the Lenders ..............................................................................................................................................................................	42

SECTION 2.02	Increase in Total Commitments ........................................................................................................................................................................	43

SECTION 2.03	Reserves ...	45

SECTION 2.04	Revolving Credit Loans .....................................................................................................................................................................................	45

SECTION 2.05	Overadvances ......................................................................................................................................................................................................	48

SECTION 2.06	Swingline Loans ..................................................................................................................................................................................................	49

SECTION 2.07	Evidence of Debt; Notes ...................................................................................................................................................................................	50

SECTION 2.08	Interest on Loans ................................................................................................................................................................................................	50

SECTION 2.09	Alternate Rate of Interest for Revolving Credit Loans .................................................................................................................................	51

SECTION 2.10	Change in Legality ..............................................................................................................................................................................................	52

SECTION 2.11	Letters of Credit ..................................................................................................................................................................................................	52

SECTION 2.12	Increased Costs ..................................................................................................................................................................................................	56

SECTION 2.13	Termination or Reduction of Commitments ....................................................................................................................................................	57

SECTION 2.14	Optional Prepayment of Revolving Credit Loans; Reimbursement of Lenders ........................................................................................	58

SECTION 2.15	Mandatory Prepayment; Cash Collateral ........................................................................................................................................................	59

SECTION 2.16	Credit Card Arrangements; Cash Management .............................................................................................................................................	60

SECTION 2.17	Fees ...	63

SECTION 2.18	Maintenance of Loan Account; Statements of Account .............................................................................................................................	64

SECTION 2.19	Payments ...	64

SECTION 2.20	Settlement Amongst Lenders ...........................................................................................................................................................................	66

SECTION 2.21	Taxes ...	67

SECTION 2.22	Mitigation Obligations; Replacement of Lenders ..........................................................................................................................................	70

SECTION 2.23	Cash Collateral ....................................................................................................................................................................................................	71

SECTION 2.24	Defaulting Lenders .............................................................................................................................................................................................	72

SECTION 2.25	Designation of Lead Borrower as Borrowers’ Agent ....................................................................................................................................	74

ARTICLE III	REPRESENTATIONS AND WARRANTIES .........................................................................................................................................................................	75

SECTION 3.01	Existence, Qualification and Power; Compliance with Laws .......................................................................................................................	75

SECTION 3.02	Authorization; No Contravention ....................................................................................................................................................................	75

SECTION 3.03	Governmental Authorization; Other Consents ..............................................................................................................................................	75

SECTION 3.04	Enforceability .......................................................................................................................................................................................................	76

SECTION 3.05	Financial Statements; No Material Adverse Effect .......................................................................................................................................	76

SECTION 3.06	Litigation ...	77

SECTION 3.07	No Default ...	77

SECTION 3.08	Ownership of Property; Liens ...........................................................................................................................................................................	77

SECTION 3.09	Environmental Compliance ................................................................................................................................................................................	77

SECTION 3.10	Taxes ...	79

SECTION 3.11	ERISA; Plan Compliance ...................................................................................................................................................................................	79

SECTION 3.12	Subsidiaries; Equity Interests; Investments ..................................................................................................................................................	79

SECTION 3.13	Use of Proceeds; Margin Regulations; Investment Company Act ............................................................................................................	80

SECTION 3.14	Disclosure ...	80

SECTION 3.15	Intellectual Property; Licenses, Etc .................................................................................................................................................................	80

SECTION 3.16	Solvency ...	81

SECTION 3.17	No Casualty, Etc .................................................................................................................................................................................................	81

SECTION 3.18	Insurance ...	81

SECTION 3.19	Compliance with Laws and Agreements .........................................................................................................................................................	81

SECTION 3.20	Labor Matters ......................................................................................................................................................................................................	82

SECTION 3.21	Security Documents ...........................................................................................................................................................................................	82

ARTICLE IV	CONDITIONS ...	83

SECTION 4.01	Conditions to Effectiveness of Credit Agreement .........................................................................................................................................	83

SECTION 4.02	Conditions Precedent to Each Credit Extension ............................................................................................................................................	85

ARTICLE V	AFFIRMATIVE COVENANTS .................................................................................................................................................................................................	86

SECTION 5.01	Financial Statements ..........................................................................................................................................................................................	86

SECTION 5.02	Certificates; Other Information .........................................................................................................................................................................	88

SECTION 5.03	Notices ...	91

SECTION 5.04	Payment of Taxes, Etc ........................................................................................................................................................................................	92

SECTION 5.05	Preservation of Existence, Etc ...........................................................................................................................................................................	92

SECTION 5.06	Maintenance of Properties ................................................................................................................................................................................	92

SECTION 5.07	Maintenance of Insurance ................................................................................................................................................................................	93

SECTION 5.08	Compliance with Laws and Material Contracts ..............................................................................................................................................	93

SECTION 5.09	Books and Records ............................................................................................................................................................................................	94

SECTION 5.10	Inspection Rights ...............................................................................................................................................................................................	94

SECTION 5.11	Covenant to Become a Loan Party and Give Security ..................................................................................................................................	95

SECTION 5.12	Compliance with Environmental Laws .............................................................................................................................................................	96

SECTION 5.13	Further Assurances ............................................................................................................................................................................................	97

SECTION 5.14	Information Regarding Loan Parties and Collateral .......................................................................................................................................	97

SECTION 5.15	Physical Inventories ...........................................................................................................................................................................................	97

SECTION 5.16	Use of Proceeds of Credit Extensions .............................................................................................................................................................	97

SECTION 5.17	Pension Plans ......................................................................................................................................................................................................	98

SECTION 5.18	Lien Searches ......................................................................................................................................................................................................	98

SECTION 5.19	Designation as Senior Indebtedness ...............................................................................................................................................................	98

SECTION 5.20	Lease Obligations ...............................................................................................................................................................................................	98

ARTICLE VI	NEGATIVE COVENANTS ...	99

SECTION 6.01	Liens ...	99

SECTION 6.02	Investments ...	101

SECTION 6.03	Indebtedness .......................................................................................................................................................................................................	102

SECTION 6.04	Fundamental Changes .......................................................................................................................................................................................	103

SECTION 6.05	Dispositions ...	104

SECTION 6.06	Restricted Payments ...........................................................................................................................................................................................	105

SECTION 6.07	Change in Nature of Business ..........................................................................................................................................................................	106

SECTION 6.08	Transactions with Affiliates ..............................................................................................................................................................................	106

SECTION 6.09	Burdensome Agreements ..................................................................................................................................................................................	107

SECTION 6.10	Accounting Changes .........................................................................................................................................................................................	107

SECTION 6.11	Prepayments, Etc., of Indebtedness ................................................................................................................................................................	108

SECTION 6.12	Amendment of Material Documents ................................................................................................................................................................	108

SECTION 6.13	Use of Proceeds ..................................................................................................................................................................................................	108

SECTION 6.14	Designation of Other Senior Debt ....................................................................................................................................................................	109

SECTION 6.15	Minimum Consolidated Fixed Charge Coverage Ratio .................................................................................................................................	109

ARTICLE VII	EVENTS OF DEFAULT ...	109

SECTION 7.01	Events of Default ................................................................................................................................................................................................	109

SECTION 7.02	Remedies Upon Event of Default .....................................................................................................................................................................	112

SECTION 7.03	Application of Proceeds ....................................................................................................................................................................................	113

ARTICLE VIII	THE ADMINISTRATIVE AGENT ...........................................................................................................................................................................................	113

SECTION 8.01	Appointment and Authority .............................................................................................................................................................................	113

SECTION 8.02	Rights as a Lender ..............................................................................................................................................................................................	114

SECTION 8.03	Exculpatory Provisions ......................................................................................................................................................................................	114

SECTION 8.04	Reliance by Administrative Agent ...................................................................................................................................................................	115

SECTION 8.05	Delegation of Duties ..........................................................................................................................................................................................	116

SECTION 8.06	Resignation of Administrative Agent .............................................................................................................................................................	116

SECTION 8.07	Non-Reliance on Administrative Agent and Other Lenders .......................................................................................................................	117

SECTION 8.08	No Other Duties, Etc ..........................................................................................................................................................................................	117

SECTION 8.09	Administrative Agent May File Proofs of Claim ............................................................................................................................................	117

SECTION 8.10	Collateral and Guaranty Matters ......................................................................................................................................................................	118

SECTION 8.11	Loan Documents ................................................................................................................................................................................................	119

SECTION 8.12	Other Liabilities ...................................................................................................................................................................................................	119

ARTICLE IX	MISCELLANEOUS ...	119

SECTION 9.01	Amendments, Etc ................................................................................................................................................................................................	119

SECTION 9.02	Notices; Effectiveness; Electronic Communications ....................................................................................................................................	121

SECTION 9.03	No Waiver; Cumulative Remedies ...................................................................................................................................................................	123

SECTION 9.04	Expenses; Indemnity; Damage Waiver ...........................................................................................................................................................	124

SECTION 9.05	Payments Set Aside ...........................................................................................................................................................................................	126

SECTION 9.06	Successors and Assigns ...................................................................................................................................................................................	126

SECTION 9.07	Confidentiality .....................................................................................................................................................................................................	130

SECTION 9.08	Setoff; Sharing of Excess Payments ................................................................................................................................................................	131

SECTION 9.09	Interest Rate Limitation ......................................................................................................................................................................................	132

SECTION 9.10	Counterparts ...	133

SECTION 9.11	Integration ...	133

SECTION 9.12	Severability ...	133

SECTION 9.13	GOVERNING LAW; JURISDICTION; ETC ....................................................................................................................................................	134

SECTION 9.14	WAIVER OF RIGHT TO TRIAL BY JURY .....................................................................................................................................................	135

SECTION 9.15	Agency for Perfection ........................................................................................................................................................................................	135

SECTION 9.16	USA PATRIOT ACT, ETC ................................................................................................................................................................................	135

SECTION 9.17	No Advisory or Fiduciary Responsibility .......................................................................................................................................................	135

SECTION 9.18	Foreign Asset Control Regulations .................................................................................................................................................................	136

SECTION 9.19	Survival ...	136

SECTION 9.20	Press Releases and Related Matters ................................................................................................................................................................	137

SECTION 9.21	Electronic Execution of Assignments and Certain Other Documents ........................................................................................................	137

SECTION 9.22	ENTIRE AGREEMENT ......................................................................................................................................................................................	137

SECTION 9.23	Judgment Currency ............................................................................................................................................................................................	137

SECTION 9.24	Joint and Several Liability; Waivers ................................................................................................................................................................	138

ARTICLE 1

EXHIBITS
Exhibit A:                    Form of Assignment and Acceptance
Exhibit B:                     Form of Notice of Borrowing
Exhibit C:                     Form of Joinder
Exhibit D:                     Form of Credit Card Notification
Exhibit E:                     Form of Compliance Certificate
Exhibit F:                     Form of Borrowing Base Certificate

ARTICLE 1

SCHEDULES

Schedule 1.1:                                   Lenders and Commitments
Schedule 1.1(a)                                Existing Letters of Credit
Schedule 1.1(b)                               Permitted Holders
Schedule 2.16(a):                             Credit Card Arrangements
Schedule 2.16(b):                            DDAs
Schedule 3.01:                                 Organization Information
Schedule 3.05(d)                             Financial Performance Projections
Schedule 3.08(b)(i):                         Owned Real Estate
Schedule 3.08(b)(ii):                        Leased Real Estate
Schedule 3.09(b):                            Environmental Matters
Schedule 3.09(d):                            Environmental Investigation
Schedule 3.11:                                 ERISA and Other Pension Matters
Schedule 3.12:                                 Subsidiaries; Guarantors; Equity Interests
Schedule 3.20                                  Labor Relations
Schedule 4.01(c):                             Local Counsel Opinions
Schedule 5.02(e):                             Reporting Requirements
Schedule 6.01:                                 Permitted Encumbrances
Schedule 6.02:                                 Permitted Investments
Schedule 6.03:                                 Existing Indebtedness
Schedule 6.08:                                 Affiliate Transactions
Schedule 6.09:                                 Burdensome Agreements
Schedule 9.02:                                 Administrative Agent’s Office, Certain Addresses for Notices

ARTICLE 1

CREDIT AGREEMENT

This CREDIT AGREEMENT dated as of March 21, 2011, is among BOOKS-A-MILLION, INC., a Delaware corporation (the “Lead Borrower”), the other Borrowers (such term and each other capitalized term used but not defined in this introductory statement having the meaning given it in ARTICLE I) party hereto, the Guarantors party hereto from time to time, the Lenders, and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, including any successor thereto, the “Administrative Agent”) for itself and the other Lenders.

W I T N E S S E T H:

The Borrowers have requested that the Lenders provide a revolving credit facility, and the Lenders are willing to extend such credit to the Borrowers on the terms and subject to the conditions set forth herein.  Accordingly, the parties hereto agree as follows:

                   ARTICLE I

General Conditions

SECTION 1.01 Definitions.

As used in this Agreement, the following terms have the meanings specified below:

“ABL Primary Collateral” means all of the following assets and property of any Loan Party, whether now owned or hereafter acquired:  (a) all Accounts; (b) all rights under contracts relating to or affecting the creation or collection of Accounts; (c) all rights under any existing or future policy of insurance relating to Accounts; (d) all Letter-of-Credit Rights, guarantees, Supporting Obligations and other obligations securing or supporting any Accounts; (e) all Inventory; (f) all rights under contracts relating to or affecting the acquisition, completion or sale of Inventory; (g) all rights under any existing or future policy of insurance relating to Inventory; (h) all cash, Money and Cash Equivalents; (i) all Deposit Accounts and all DDAs, including Money and all cash, Cash Equivalents, checks, other negotiable instruments, funds and other evidences of payments held therein; (j) Securities Accounts, Security Entitlements and Securities credited to such Securities Account, and, in each case, all cash, Money, Cash Equivalents, checks and other property held therein or credited thereto; (k) all Documents and Instruments relating to any of the foregoing; (l) all books and Records relating to any of the foregoing; and (m) any and all Proceeds and products of any of the foregoing (including, without limitation, insurance proceeds, General Intangibles (other than any Intellectual Property), Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper), Commercial Tort Claims, Investment Property, Instruments, Securities, Money, Financial Assets, Letter-of-Credit Rights and Supporting Obligations relating to any of the foregoing and other proceeds or products of any of the foregoing). Terms used in this definition of “ABL Primary Collateral” without definition that are defined in the UCC have the meanings given to such term in the UCC.

“ACH” means automated clearing house transfers.

“Accommodation Payment” has the meaning provided in SECTION 9.24(d).

“Account(s)” means “accounts” as defined in the UCC and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) arising out of the use of a credit or charge card or information contained on or for use with the card.  The term “Account” does not include (i) rights to payment evidenced by chattel paper or an instrument, (ii) commercial tort claims, (iii) deposit accounts, (iv) investment property, or (v) letter-of-credit rights or letters of credit.

“Account Debtor” means the customer of a Loan Party who is obligated on or under an Account.

“Account Reserves” means such reserves as may be established from time to time by the Administrative Agent in the Administrative Agent's Permitted Discretion with respect to the collectability of any Eligible Trade Receivable or any Eligible Credit Card Receivable, including, without limitation, the Dilution Reserve.

“Acquisition” means, with respect to a specified Person, (a) a purchase or acquisition of a fifty percent (50.00%) or greater interest in the Capital Stock of any other Person, (b) a purchase or acquisition of all or substantially all of the assets of any other Person, (c) a purchase or acquisition of a Real Estate portfolio or Stores from any other Person or assets constituting a business unit, line of business or division of any other Person, or (d) any merger, amalgamation or consolidation of such Person with any other Person or other transaction or series of transactions resulting in the acquisition of all or substantially all of the assets, or a fifty percent (50.00%) or greater interest in the Capital Stock of, any Person, in each case in any transaction or group of transactions which are part of a common plan.

“Additional Commitment Lender” shall have the meaning provided in SECTION 2.02(a).

“Adjusted LIBO Rate” means an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of one percent) equal to (a) the LIBO Rate multiplied by (b) the Statutory Reserve Rate.  The Adjusted LIBO Rate will be adjusted automatically as of the effective date of any change in the Statutory Reserve Rate.

“Adjustment Date” has the meaning provided in clause (b) of the definition of “Applicable Margin.”

“Administrative Agent” has the meaning provided in the preamble to this Agreement.

“Administrative Agent’s Account” has the meaning provided in SECTION 2.16(d).

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 9.02, or such other address or account as the Administrative Agent may from time to time notify to the Lead Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person specified.

“Agreement” means this Credit Agreement, as modified, amended, supplemented or restated, and in effect from time to time.

“Applicable Law” means as to any Person, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case, whether or not having the force of law and applicable to such Person.

“Applicable Margin” means:

(a)           From and after the Closing Date until the last day of the third (3rd) full calendar month after the Closing Date, the percentages per annum set forth in Level II of the pricing grid below;

(b)           Commencing on the first day of the calendar month immediately after the period set forth in (a) above until the first Adjustment Date set forth below, the percentages per annum set forth below determined by reference to the Average Daily Excess Availability Percentage for the most recently ended period of three calendar months preceding such date; and

(c)           Thereafter, commencing on the first day of each Fiscal Quarter thereafter (each, an “Adjustment Date”), the applicable percentages per annum set forth below determined by reference to the Average Daily Excess Availability Percentage for the most recently ended Fiscal Quarter immediately preceding such Adjustment Date.

Level	Average Daily Excess Availability Percentage	LIBOR Loans	Base Rate Loans
I	Greater than 66%	2.00%	1.00%
II	Less than or equal to 66% but greater than 33%	2.25%	1.25%
III	Less than or equal to 33%	2.50%	1.50%

If any Borrowing Base Certificate delivered pursuant to this Agreement is at any time restated or otherwise revised, or if the information set forth in any such Borrowing Base Certificate otherwise proves to be false or incorrect such that the Applicable Margin would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, interest due under this Agreement shall be immediately recalculated at such higher rate for any applicable periods and shall be due and payable on demand.  If any Borrowing Base Certificate delivered pursuant to this Agreement is restated or otherwise revised, or if the information set forth in any such Borrowing Base Certificate otherwise proves to be false or incorrect such that the Applicable Margin would have been lower than was otherwise in effect during any period, interest due under this Agreement for such period shall, upon the request of the Borrowers and upon the concurrence by the Administrative Agent that an error in the calculation of the Applicable Margin occurred, be immediately recalculated at such lower rate for such applicable period and shall be credited against the next interest payment otherwise due; provided however, that no credit shall be made (x) more than sixty (60) days after the end of the Fiscal Quarter subject to the erroneous Applicable Margin determination or (y) after the termination of the Commitments.

“Applicable Unused Fee Rate” means:

(a)           From and after the Closing Date until the first Fee Adjustment Date, the percentage per annum set forth below corresponding to the Average Daily Used Percentage for such period and (b) thereafter, on the first day of each Fiscal Quarter (each, a “Fee Adjustment Date”), the applicable percentage per annum set forth below determined by reference to the Average Daily Used Percentage for the most recently ended Fiscal Quarter immediately preceding such Fee Adjustment Date:

Level	Average Daily Used Percentage	Commitment Fee Rate
I	Greater than 50%	0.375%
II	Less than or equal to 50%	0.500%

“Appraised Value” means the net appraised recovery value of the Borrowers’ Inventory (expressed as a percentage of the Cost of such Inventory) as reasonably determined from time to time by reference to the most recent appraisal received by the Administrative Agent conducted by an independent appraiser reasonably satisfactory to the Administrative Agent.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means MLPF&S in its capacity as sole lead arranger and sole book manager.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by SECTION 9.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Audited Financial Statements” means the audited consolidated balance sheet of the Lead Borrower and its Subsidiaries for the fiscal year ending January 30, 2010, and the related consolidated statements of income, stockholders’ equity and cash flows of the Lead Borrower and its Subsidiaries, audited by Grant Thornton LLP, independent registered public accountants.

“Availability Reserves” means, (a) the Customer Credit Liability Reserve, (b) the Rent and Charges Reserve, (c) reserves in respect of Bank Products and Cash Management Services established by the Administrative Agent in its Permitted Discretion, and (d) without duplication of any other Reserves or items that are otherwise addressed or excluded through eligibility criteria, such other reserves, as the Administrative Agent from time to time determines in its Permitted Discretion, to reflect (i) any impediments to the realization upon the Collateral (including, without limitation, claims and liabilities that the Administrative Agent determines will need to be satisfied in connection with the realization upon such Collateral), and (ii) events, conditions, contingencies or risks which adversely affect any component of the Borrowing Base, the Collateral included in the Borrowing Base or the validity or enforceability of this Agreement or the other Loan Documents or any of the material rights or remedies of the Secured Parties hereunder or thereunder.

“Average Daily Excess Availability Percentage” means, for any period, the percentage derived by dividing (a) the average daily Excess Availability during such period by (b) the average daily Maximum Borrowing Amount during such period.

“Average Daily Used Percentage” means, for any period, the percentage derived by dividing (a) the average daily Total Outstandings during such period by (b) the average daily Total Commitments during such period.

“Bank of America” means Bank of America, N.A., a national banking association.

“Bank Products” means, collectively, (in each case, whether existing on the Closing Date or arising thereafter) (a) any services or facilities (other than Cash Management Services) provided to any Loan Party by any Lender or any Affiliate of a Lender on account of (i) credit or debit cards, (ii) purchase cards, and (iii) merchant services, and (b) any Swap Contracts provided to any Loan Party by any Swap Contract Secured Party, provided that any Bank Product for the benefit of any Foreign Subsidiary shall name a Borrower as the party thereto.

“Bankruptcy Code” means (Title 11 of the United States Code (11 U.S.C. Section 101 et seq.)) as now or hereafter in effect, or any successor thereto.

“Blocked Account” has the meaning provided in SECTION 2.16(c).

“Blocked Account Agreement” has the meaning provided in SECTION 2.16(c).

“Blocked Account Banks” means the banks with whom deposit accounts are maintained in which funds of any of the Loan Parties from one or more DDAs are deposited and with whom a Blocked Account Agreement has been, or is required to be, executed in accordance with the terms hereof.

“Borrowers” means, collectively, the Lead Borrower, the Borrowers identified on the signature pages hereto and each other Person (other than an Excluded Subsidiary) who becomes a Borrower hereunder in accordance with the terms of this Agreement.

“Borrower Materials” has the meaning provided in SECTION 5.02.

“Borrowing” means (a) the incurrence of Revolving Credit Loans of a single Type, on a single date and having, in the case of LIBOR Loans, a single Interest Period, or (b) a Swingline Loan.

“Borrowing Base” means, at any time of calculation, an amount equal to:

(a)           the Cost of Eligible Inventory of the Borrowers, net of Inventory Reserves, multiplied by ninety percent (90.00%) multiplied by the Appraised Value of Eligible Inventory of the Borrowers;

plus

(b)           the face amount of Eligible Trade Receivables of the Borrowers, net of Account Reserves, multiplied by eighty-five percent (85.00%);

plus

(c)           the face amount of Eligible Credit Card Receivables of the Borrowers, net of Account Reserves,  multiplied by ninety percent (90.00%);

minus

(d)           the then amount of all Availability Reserves.

“Borrowing Base Certificate” means a certificate in substantially the form of Exhibit F, certified as complete and correct in all material respects on behalf of the Borrowers by a Responsible Officer of the Lead Borrower.

“Borrowing Request” means a request by the Borrowers (or the Lead Borrower on their behalf) for a Borrowing in accordance with SECTION 2.04 or SECTION 2.06, as the case may be.

“Breakage Costs” has the meaning provided in SECTION 2.14(b).

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts are authorized or required by law to remain closed (or are in fact closed), and, if such day relates to the determination of the LIBO Rate, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Capital Expenditures” means, with respect to the Loan Parties and their Subsidiaries for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations).  For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such insurance proceeds, as the case may be.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Capital Stock” shall mean, as to any Person that is a corporation, the authorized shares of such Person’s capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the membership or other ownership interests in such Person, including, without limitation, the right to share in profits and losses, the right to receive distributions of cash and other property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise Control over such Person, collectively with, in any such case, all warrants, options and other rights to purchase or otherwise acquire, and all other instruments convertible into or exchangeable for, any of the foregoing.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Bank, the Swing Line Lender (as applicable) and the Lenders, as collateral for Obligations in respect of Letters of Credit, Obligations in respect of Swingline Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the Issuing Bank or Swingline Lender benefiting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the Issuing Bank or the Swingline Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Dominion Event” means either (a) the occurrence and continuance of any Event of Default, or (b) the failure of the Borrowers, at any time, to maintain Excess Availability at least equal to the greater of (i) fifteen percent (15.00%) of the Maximum Borrowing Amount or (ii) $18,000,000.  For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing (x) so long as such Event of Default is continuing or has not been waived, and/or (y) if the Cash Dominion Event arises as a result of the Borrowers’ failure to achieve Excess Availability as required under clause (b) above, until Excess Availability has exceeded the amount required by clause (b) above for sixty (60) consecutive days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement (“Cash Dominion Termination Date”); provided, however, that in no event shall a Cash Dominion Termination Date be deemed to have occurred more than three (3) times over the term of this Agreement.

“Cash Dominion Termination Date” has the meaning given to such term in the definition of “Cash Dominion Event”.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Lead Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Security Documents):

(a)           readily marketable obligations issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States is pledged in support thereof;

(b)           time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System and (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(c)           commercial paper issued by any Person organized under the laws of any state of the United States and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof; and

(d)           Investments, classified in accordance with GAAP as current assets of the Lead Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition.

“Cash Management Services” means any one or more of the following types of services or facilities provided to any Loan Party by any Lender or any Affiliate of a Lender (in each case, whether existing on the Closing Date or arising thereafter): (a) ACH transactions, (b) treasury and/or cash management services, including, without limitation, controlled disbursement services, depository, overdraft and electronic funds transfer services, and (c) deposit and other accounts.  For the avoidance of doubt, Cash Management Services do not include Swap Contracts.

“Cash Receipts” has the meaning provided in SECTION 2.16(d).

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

“Change in Control” means an event or series of events by which:

(a)           any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 30% or more of the equity securities of the Lead Borrower entitled to vote for members of the board of directors or equivalent governing body of the Lead Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

(b)           during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Lead Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

(c) any Person or two or more Persons (other than the Permitted Holders), acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Lead Borrower, or control over the equity securities of the Lead Borrower entitled to vote for members of the board of directors or equivalent governing body of the Lead Borrower on a fully-diluted basis (and taking into account all such securities that such Person or Persons have the right to acquire pursuant to any option right) representing 30% or more of the combined voting power of such securities; or

(d)           the Lead Borrower shall cease, directly or indirectly, to own and control legally and beneficially all of the Equity Interests of any other Borrower.

“Change in Law” means (a) the adoption of any Applicable Law after the Closing Date, (b) any change in any Applicable Law or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Credit Party (or, for purposes of SECTION 2.12, by any lending office of such Credit Party or by such Credit Party’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date.  Notwithstanding anything herein to the contrary, (x) the Dodd Frank Wall Street Reform and Consumer Protection Act, and all requests, regulations, rules, guidelines and directives promulgated thereunder and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities pursuant to Basel III, in each case, shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Closing Date” means March 21, 2011.

“Code” means the Internal Revenue Code of 1986 and the Treasury regulations promulgated thereunder, as amended from time to time.

“Collateral” means any and all “Collateral” or words of similar intent as defined in any applicable Security Document.

“Collateral Access Agreement” means an agreement reasonably satisfactory in form and substance to the Administrative Agent executed by (a) a bailee or other Person in possession of Collateral, including, without limitation, any warehouseman and (b) a landlord of Real Estate leased by any Loan Party (including, without limitation, any warehouse or distribution center), pursuant to which such Person (i) acknowledges the Administrative Agent’s Lien on the Collateral, (ii) releases or subordinates such Person’s Liens in the Collateral held by such Person or located on such Real Estate, (iii) agrees to furnish the Administrative Agent with access to the Collateral in such Person’s possession or on the Real Estate for the purposes of conducting a Liquidation, and (iv) makes such other agreements with the Administrative Agent as the Administrative Agent may reasonably require.

“Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by a Borrower or a Subsidiary in the ordinary course of business of such Borrower or Subsidiary.

“Commitment” shall mean, with respect to each Lender, the commitment of such Lender hereunder set forth as its “Commitment” opposite its name on Schedule 1.1 hereto or as may subsequently be set forth in the Register from time to time, and as the same may be increased or reduced from time to time pursuant to this Agreement.

“Commitment Increase” shall have the meaning provided in SECTION 2.02(a).

“Commitment Increase Date” shall have the meaning provided in SECTION 2.02(c).

“Commitment Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Total Commitments represented by such Lender’s Commitment at such time, subject to adjustment as provided herein.  If the commitment of each Lender to make Loans and the obligation of the Issuing Bank to issue Letters of Credit have been terminated or if the Total Commitments have expired, then the Commitment Percentage of each Lender shall be determined based on the Commitment Percentage of such Lender most recently in effect, giving effect to any subsequent assignments.  The initial Commitment Percentage of each Lender is set forth opposite the name of such Lender on Schedule 1.1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Compliance Certificate” has the meaning provided in SECTION 5.02(a).

“Consolidated” means, when used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial position, cash flows, or operating results of such Person and its Subsidiaries.

“Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (without duplication of either (x) any item described in any other clause, below, or (y) any item excluded in the calculation of Consolidated Net Income) (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Expense, (ii) the provision for Federal, state, local and foreign income Taxes, (iii) depreciation and amortization expense, (iv) non-cash stock compensation expenses and (v) other non-recurring expenses or losses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income, all as determined on a Consolidated basis in accordance with GAAP.

“Consolidated Fixed Charge Coverage Ratio” means, with respect to the Lead Borrower and its Subsidiaries for any period, the ratio of (a) (i) Consolidated EBITDA for such period minus (ii) the sum of (A) Capital Expenditures made during such period which are not financed with net proceeds of Permitted Indebtedness (other than the Obligations) during such period plus (B) the aggregate amount (but not less than $0) of Federal, state, local and foreign income taxes paid in cash during such period to (b) the sum of (i) Debt Service Charges paid in cash during such period plus (ii) Restricted Payments paid in cash during such period.

“Consolidated Interest Expense” means, with respect to the Lead Borrower and its Subsidiaries on a Consolidated basis for any period, (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP.

“Consolidated Net Income” means, with respect to the Lead Borrower for any period, the aggregate of the net income (loss) of the Lead Borrower and its Subsidiaries for such period, on a

Consolidated basis, and otherwise determined in accordance with GAAP; provided that Consolidated Net Income shall exclude (a) extraordinary gains and extraordinary losses for such period, (b) the net income of any Subsidiary during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Applicable Law to such Subsidiary during such period, except that the Lead Borrower’s equity in any net loss of any such Subsidiary for such period shall be included in determining Consolidated Net Income, and (c) any income (or loss) for such period of any Person if such Person is not a Subsidiary, except that the Lead Borrower’s equity in the net income of any such Person for such period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Lead Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Lead Borrower as described in clause (b) of this proviso).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  The terms “Controlling” and “Controlled” have meanings correlative thereto.

“Cost” means the cost of Borrowers’ Inventory determined according to the accounting policies used in the preparation of Lead Borrower’s audited financial statements as in effect on the Closing Date, and as may be modified after the Closing Date; provided that any such modification is consistent with the determination of Cost used by the appraiser in the most recent appraisal to determine Appraised Value.

“Credit Card Notifications” has the meaning provided in SECTION 2.16(c).

“Credit Extension” means each of the following:  (a) a Borrowing and (b) with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“Credit Party” means (a) the Lenders (including the Swingline Lender), (b) the Administrative Agent and its respective Affiliates and branches, (c) the Issuing Bank, (d) the Arranger and its Affiliates and branches and (e) the successors and permitted assigns of each of the foregoing.

“Customer Credit Liability Reserve” means, at any time, an Availability Reserve in respect of the aggregate remaining balance reflected on the books and records of the Loan Parties at such time of (a) outstanding gift certificates and gift cards of the Loan Parties entitling the holder thereof to use all or a portion of the gift certificate or gift card to pay all or a portion of the purchase price for any Inventory (it being understood that, as of the Closing Date, the reserve in this clause (a) shall be limited to 50% of the amount of such gift certificates and gift cards), and (b) outstanding merchandise credits and customer deposits of the Loan Parties.

“DDAs” means any checking or other demand deposit account maintained by the Loan Parties.  All funds in such DDAs shall be conclusively presumed to be Collateral and proceeds of

Collateral and the Administrative Agent or the Lenders shall have no duty to inquire as to the source of the amounts on deposit in the DDAs.

“Debt Service Charges” means, for any period, the sum of (a) Consolidated Interest Expense plus (b) scheduled principal payments made or required to be made (other than any (x) principal payments required to be made at maturity which are made with proceeds of a Permitted Refinancing and (y) optional redemptions or prepayments pursuant to a Permitted Refinancing) on account of Indebtedness for borrowed money (including, without limitation, obligations with respect to Capitalized Leases) for such period, in each case determined in accordance with GAAP.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition described in SECTION 7.01 that constitutes an Event of Default or that upon notice, lapse of any cure period set forth in SECTION 7.01, or both, would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means, subject to SECTION 2.24(b), any Lender that, as determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder,  including in respect of its Loans or participations in respect of Letters of Credit or Swingline Loans, within three Business Days of the date required to be funded by it hereunder (unless such obligation is the subject of a good faith dispute), (b) has notified any Borrower, the Administrative Agent or any Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations (until such time as such Lender has provided such confirmation in a manner satisfactory to the Administrative Agent), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Prime Rate plus (ii) the Applicable Margin applicable to Prime Rate Loans plus (iii) two percent (2.00%) per annum; provided, however, that with respect to a LIBOR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus two percent (2.00%)

per annum and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Margin for LIBOR Loans plus two percent (2.00%) per annum.

“Deteriorating Lender” means a Lender (that is not a Defaulting Lender) as to which any of the Administrative Agent, the Issuing Bank or the Swingline Lender has a good faith belief that such Lender has defaulted or will default in fulfilling its obligations under one or more other credit facilities.

“Dilution Reserve” means, for any period, the amount by which (a) that percentage reasonably determined by the Administrative Agent by dividing (i) the amount of charge-offs and other account adjustments of Eligible Trade Receivable or any Eligible Credit Card Receivable (as the case may be) and returns of goods purchased from the Borrowers during such period which had, at the time of sale, resulted in the creation of an Eligible Trade Receivable or Eligible Credit Card Receivables (as applicable), by (ii) the amount of sales (exclusive of sales and other similar taxes) of the Borrowers during such period exceeds (b) five percent (5%) of the total amount of trade Accounts or credit card Accounts, as applicable, of the Borrower and its Subsidiaries (but in no event shall the Dilution Reserve be less than zero).

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property (including, without limitation, any Capital Stock of any other Person held by a specified Person) by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Capital Stock” means any Capital Stock which, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable), is putable or exchangeable, or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Capital Stock (other than Disqualified Capital Stock)), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of all Obligations and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Capital Stock (other than Disqualified Capital Stock)), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is ninety-one (91) days after the Maturity Date.

“Documents” has the meaning assigned to such term in the Security Agreement.

“Documentation Agent” means Regions Bank, in its capacity as documentation agent.

“Dollars” or “$” refers to lawful money of the United States.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under SECTION 9.06(b)(iii) and (v) (subject to such consents, if any, as may be required under SECTION 9.06(b)(iii)).

“Eligible Credit Card Receivables” means, as of any date of determination, Accounts due to a Borrower from MasterCard International, Inc., Visa, U.S.A., Inc., Visa International, American Express, Discover, and such other credit card processors as shall be reasonably acceptable to the Administrative Agent which arise in the ordinary course of business from the sale of goods or the rendition of services and which have been earned by performance that the Administrative Agent has not determined, in its Permitted Discretion, to exclude from Eligible Credit Card Receivables and is not otherwise excluded as ineligible by virtue of one or more of the criteria set forth below (without duplication of any Reserves established by the Administrative Agent).  The amount of Eligible Credit Card Receivables shall be calculated net of unapplied cash.  None of the following shall be deemed to be Eligible Credit Card Receivables:

(a)           Accounts due from credit card processors that have been outstanding for more than five (5) Business Days from the date of sale;

(b)           Accounts due from credit card processors with respect to which a Borrower does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Administrative Agent for the benefit of the Secured Parties pursuant to the Security Documents and Permitted Encumbrances);

(c)           Accounts due from credit card processors that are not subject to a perfected first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties;

(d)           Accounts due from credit card processors which are disputed, or with respect to which a claim, counterclaim, offset or chargeback has been asserted, by the related credit card processor (but only to the extent of such dispute, counterclaim, offset or chargeback);

(e)           Except as otherwise approved by the Administrative Agent in its Permitted Discretion, Accounts due from credit card processors as to which the credit card processor or debit card processor has the right under certain circumstances to require a Borrower to repurchase the Accounts from such credit card or debit card processor;

(f)           Except as otherwise approved by the Administrative Agent in its Permitted Discretion, Accounts arising from any private label credit card program of a Borrower;

(g)           Accounts due from credit card processors which are not located in the United States;

(h)           Accounts that are not denominated in Dollars; and

(i)           Accounts due from credit card and debit card processors which the Administrative Agent determines in its Permitted Discretion to be unlikely to be collected.

The Administrative Agent shall have the right to establish, modify or eliminate Reserves against Eligible Credit Card Receivables (including, without limitation, for estimates,

chargeback or other accrued liabilities or offsets by credit card processors and amounts to adjust for material claims, offsets, defenses or counterclaims or other material disputes with an Account Debtor) from time to time in its Permitted Discretion, subject in each case, to the requirements of SECTION 2.03.

“Eligible Inventory” means, as of any date of determination, items of Inventory of a Borrower that are finished goods, merchantable and readily saleable to the public in the ordinary course that the Administrative Agent has not determined, in its Permitted Discretion, to exclude from Eligible Inventory and is not otherwise excluded as ineligible by virtue of one or more of the criteria set forth below (without duplication of any Reserves established by the Administrative Agent).  None of the following shall be deemed to be Eligible Inventory:

(a)           Inventory with respect to which a Loan Party does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Administrative Agent for the benefit of the Secured Parties pursuant to the Security Documents and Permitted Encumbrances), or is leased by or is on consignment to or by a Loan Party, or that is not solely owned by a Loan Party;

(b)           Inventory that (i) is not located in the United States of America or (ii) is located at a location that is not owned or leased by a Loan Party, except to the extent that a Borrower has furnished the Administrative Agent with (A) any UCC financing statements registration statements or other filings that the Administrative Agent may reasonably determine to be necessary to perfect its security interest in such Inventory at such location, and (B) unless otherwise agreed by the Administrative Agent in its Permitted Discretion, a Collateral Access Agreement executed by the Person owning any such location on terms reasonably acceptable to the Administrative Agent;

(c)           Inventory that represents goods which (i) are damaged, defective, “seconds,” excess, obsolete, shopworn or otherwise unmerchantable, excluding used merchandise sold in Stores as used, (ii) are to be returned to the vendor and which is no longer reflected in the Loan Parties’ stock ledger, (iii) are special-order items, work in process, raw materials, or that constitute tooling or spare parts, shipping materials or supplies used or consumed in a Loan Party’s business, or (iv) are bill and hold goods;

(d)           Inventory that represents goods that do not conform in all material respects to the representations and warranties contained in this Agreement or any of the Security Documents;

(e)           Inventory that is not subject to a perfected first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties;

(f)           Inventory which consists of samples, labels, bags, packaging materials, and other similar non-merchandise categories;

(g)           Inventory as to which casualty insurance in compliance with the provisions of SECTION 5.07 hereof is not in effect;

(h)           Inventory which has been sold but not yet delivered or Inventory to the extent that a Loan Party has accepted a deposit therefor;

(i)           Inventory subject to any licensing, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party for the sale or disposition of that Inventory (which consent has not been obtained) or the payment of any monies to any third party upon such sale or other disposition (to the extent of such monies);

 (j)           [reserved];

(k)           Inventory that is subject to progress billing or retainage, or is Inventory for which a performance, surety or completion bond or similar assurance has been issued;

(l)           Inventory acquired in a Permitted Acquisition, unless the Administrative Agent shall have received or conducted (A) appraisals, from appraisers reasonably satisfactory to the Administrative Agent, of such Inventory to be acquired in such Acquisition and (B) a field examination and such other due diligence as the Administrative Agent may reasonably require, all of the results of the foregoing to be reasonably satisfactory to the Administrative Agent;

(m)           Inventory consisting of perishable food and beverage and other perishable items;

(n)           Inventory designated as “non-merchandise” in the most recent appraisal performed for the Administrative Agent; and

(o)           Inventory consisting of consigned merchandise or consisting of warranties.

The Administrative Agent shall have the right to establish, modify, or eliminate Reserves against Eligible Inventory from time to time in its Permitted Discretion, subject, in each case to the requirements of SECTION 2.03.

“Eligible Trade Receivables” means an Account owing to a Borrower that arises in the ordinary course of business from the sale of goods or rendition of services, is payable in Dollars which the Administrative Agent has not determined, in its Permitted Discretion, to exclude from Eligible Trade Receivables and which is not otherwise excluded as ineligible by virtue of one or more of the criteria set forth below (without duplication of any Reserves established by the Administrative Agent).  The amount of Eligible Trade Receivables shall be calculated net of unapplied cash.  None of the following shall be deemed to be Eligible Trade Receivables:

(a)           Accounts that are unpaid for more than sixty (60) days after the original due date, or more than one hundred fifty (150) days after the original invoice date;

(b)           Accounts due by any Account Debtor, if fifty percent (50%) or more of the Accounts due by such Account Debtor are not Eligible Trade Receivables under the foregoing clause (a);

(c)           Accounts due by any Account Debtor, when aggregated with other Accounts due by such Account Debtor, exceed ten percent (10%) of the aggregate Eligible Trade Receivables (but only to the extent of such excess); provided however, that Account Debtors with a rating of “BBB” or better by S&P or “Baa2” by Moody’s shall not be subject to such concentration limit;

(d)           Accounts that do not conform with a covenant or representation herein or in any Security Document;

(e)           Accounts due by a creditor or supplier, or is otherwise subject to a potential offset, counterclaim, dispute, deduction, discount, recoupment, reserve, defense, chargeback, credit or allowance (but ineligibility shall be limited to the amount thereof);

(f)           Accounts due by any Account Debtor, if a proceeding under any Debtor Relief Law has been commenced by or against such Account Debtor or the Account Debtor has failed, has suspended or ceased doing business, is liquidating, dissolving or winding up its affairs, or is not solvent; or the relevant Loan Party is not able to bring suit or enforce remedies against the Account Debtor through judicial process;

(g)           Accounts due by any Account Debtor, if such Account Debtor is organized or has its principal offices or assets outside the United States;

(h)           Accounts due by a Governmental Authority, unless the Account Debtor is the United States or any department, agency or instrumentality thereof and the Account has been assigned to the Administrative Agent in compliance with the Assignment of Claims Act;

(i)           Accounts not subject to a duly perfected, first priority Lien in favor of the Administrative Agent for the benefit of the Secured Parties, or is subject to any other Lien (other than Permitted Encumbrances);

(j)           Accounts arising from (i) goods that have not been delivered to and accepted by the Account Debtor, (ii) services that have not been accepted by the Account Debtor, or (iii) a contingent sale;

(k)           Accounts reduced to judgment;

(l)           Accounts where payment has been extended, the Account Debtor has made a partial payment, or which arises from a sale on a cash-on-delivery basis;

(m)           Accounts arising from a sale to an Affiliate, from a sale on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment, or other repurchase or return basis, or from a sale to a Person for personal, family or household purposes;

(n)           Accounts representing a progress billing or retainage, or relates to services for which a performance, surety or completion bond or similar assurance has been issued;

(o)           Accounts including a billing for interest, fees or late charges, but ineligibility shall be limited to the extent thereof; and

(p)           Accounts due from institutional Account Debtors, such as schools, churches, and other non-commercial organizations.

The Administrative Agent shall have the right to establish, modify, or eliminate Reserves against Eligible Trade Receivables from time to time in its Permitted Discretion, subject in each case to the requirements of SECTION 2.03.

“Environmental Laws” means all Applicable Laws relating to pollution, the protection of the environment, natural resources, or, to the extent relating to exposure to Hazardous Materials, human health or to the release of any materials into the environment, including those related to Hazardous Materials, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including, without limitation, any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of any Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means in the case of a Plan or Multiemployer Plan subject to ERISA, (a) any “reportable event”, as defined in Section 4043 of ERISA with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA) that would reasonably be expected to result in a Material Adverse Effect, whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Borrower or any ERISA Affiliate of any liability that would reasonably be expected to result in a Material Adverse Effect with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability that would reasonably be expected to result in a Material Adverse Effect or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Event of Default” has the meaning provided in SECTION 7.01. An “Event of Default” shall be deemed to have occurred and to be continuing unless and until that Event of Default has been duly waived in writing by the Administrative Agent with the consent of the Required Lenders or all Lenders (as applicable) in accordance with the terms of this Agreement.

“Excess Availability” means, at any time, an amount equal to (a) the Maximum Borrowing Amount at such time minus (b) the Total Outstandings to, or for the account of, the Borrowers at such time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Subsidiary” means (a) AL Florence Realty Holdings 2010, LLC, an Alabama limited liability company, (b) any Foreign Subsidiary, (c) any Immaterial Subsidiary, and (d) any direct or indirect Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary that is a controlled foreign corporation within the meaning of Section 957 of the Code, in each case, that shall not be a Guarantor.  For the avoidance of any doubt, no assets of any Excluded Subsidiary shall be included in the Borrowing Base.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) income or franchise Taxes imposed on (or measured by) its gross or net income by the United States, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or imposed as a result of any present or former connection between the jurisdiction imposing such Tax and such recipient other than a connection arising solely as a result of such recipient having performed its obligations or received payment hereunder or under any Loan Document, or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits Taxes imposed by the United States, and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by a Borrower under SECTION 2.22(b)), any United States withholding Tax that is imposed on amounts payable to such Foreign Lender (i) at the time such Foreign Lender becomes a party to this Agreement (or designates a New Lending Office other than at the request of a Borrower under SECTION 2.22(b)), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a New Lending Office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding Tax pursuant to SECTION 2.21(a), or (ii) is attributable to such Foreign Lender’s failure to comply with SECTION 2.21(e).

“Existing Credit Agreement” means that certain Credit  Agreement, dated as of July 1, 2002, among the Lead Borrower, certain of its Subsidiaries, the lenders named therein, Bank of America, as administrative agent, Bank of America as lead arrangers and book manager and the other parties thereto, as amended.

“Existing Letters of Credit” means the letters of credit outstanding under the Existing Credit Agreement on the Closing Date and set forth on Schedule 1.1(a).  Each Existing Letter of Credit constitutes a Letter of Credit under this Agreement.

“Facility Guarantee” means, collectively (a) the Guarantee of the Obligations pursuant to that certain Guaranty Agreement, dated as of the Closing Date, by each party thereto on the Closing Date in favor of the Administrative Agent, for the benefit of the Secured Parties and (b) any other Guarantee of the Obligations executed in favor of the Administrative Agent and the other Secured Parties pursuant to SECTION 5.11.

“FCCR Initial Test Date” means the date upon which an FCCR Trigger Event occurs.

“FCCR Test Period” means, for any date of determination under this Agreement, the most recent period of twelve (12) consecutive Fiscal Months of the Lead Borrower and its Subsidiaries ended on or prior to such date.

“FCCR Trigger Event” means, at any time, the failure of the Borrowers to maintain Excess Availability at least equal to the greater of (i) ten percent (10%) of the Maximum Borrowing Amount and (ii) $15,000,000.  For purposes of this Agreement, the occurrence of a FCCR Trigger Event shall be deemed continuing until Excess Availability has exceeded the amount required by the first sentence of this definition for sixty (60) consecutive days, in which case a FCCR Trigger Event shall no longer be deemed to be continuing for purposes of this Agreement.

“Federal Funds Effective Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” means the Fee Letter, dated December 28, 2010, by and among the Lead Borrower, Bank of America, and MLPF&S, as amended, amended and restated supplemented or replaced and in effect from time to time.

“Financial Performance Projections” means (i) the projected Consolidated balance sheets, statements of income, cash flows, and stockholders’ equity of the Lead Borrower and its Subsidiaries, (ii) the projected Borrowing Base and (iii) Excess Availability forecasts, in each case, prepared by management of the Lead Borrower and in form reasonably satisfactory to the Administrative Agent (w) as of the Closing Date, (x) on a monthly basis for the twelve full Fiscal Months ended after the Closing Date, (y) in the case of the financial statements required pursuant to clause (i) above, on an annual basis through the second anniversary of the Closing Date and (z) giving effect to the Transactions.

“Financial Officer” means, with respect to any Loan Party, the chief financial officer, chief accounting officer, treasurer, assistant treasurer, controller or assistant controller of such Loan Party.

“Fiscal Day” means each day as determined by the 4-5-4 retail calendar provided by the National Retail Federation.

“Fiscal Month” means each month as determined by the 4-5-4 retail calendar provided by the National Retail Federation of each Fiscal Year.

“Fiscal Quarter” means each quarter as determined by the 4-5-4 retail calendar provided by the National Retail Federation of each Fiscal Year, which quarters shall end on the last Fiscal Day of each April, July, October, and January of such Fiscal Year.

“Fiscal Year” means the period of twelve (12) consecutive months ending on the last day of the 4-5-4 retail calendar provided by the National Retail Federation.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than the United States or any state thereof or the District of Columbia.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States or any state thereof or the District of Columbia, or any of its territories or possessions.

“FRB” means the Board of Governors of the Federal Reserve System of the United States of America.

“Fronting Exposure” means, at any time there is a Lender that is a Defaulting Lender or a Deteriorating Lender, (a) with respect to the Issuing Bank, such Defaulting Lender’s and/or Deteriorating Lender’s Commitment Percentage of the outstanding Obligations in respect of Letters of Credit other than Obligations in respect of Letters of Credit as to which (i) such Defaulting Lender’s and/or Deteriorating Lender’s participation obligation has been Cash Collateralized in accordance with the terms hereof or (ii) in the case of a Defaulting Lender, has been reallocated to other Lenders, and (b) with respect to the Swingline Lender, such Defaulting Lender’s and/or Deteriorating Lender’s Commitment Percentage of Swingline Loans other than Swingline Loans as to which (i) such Defaulting Lender’s and/or Deteriorating Lender’s participation obligation has been Cash Collateralized in accordance with the terms hereof (ii) in the case of a Defaulting Lender, has been reallocated to other Lenders or (iii) repaid by the Borrowers.

“Fronting Fee” shall have the meaning set forth in SECTION 2.17(d) hereof.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States which are consistent with those promulgated or adopted by the Financial

Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made.

“General Intangibles” has the meaning assigned to such term in the Security Agreement.

“Governmental Authority” means any nation or government, any state, provincial, municipal or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); or (c) to be an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation.  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.

“Guarantor” means, collectively, each Subsidiary of the Lead Borrower listed on Schedule 3.12 and identified as a “Guarantor” and each other Subsidiary of the Lead Borrower that shall be required to execute and deliver a Guarantee of the Obligations pursuant to SECTION 5.11.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, mold, fungi or similar bacteria, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Immaterial Subsidiary” means a Subsidiary of the Lead Borrower for which (a) the assets of such Subsidiary constitute less than or equal to one percent (1.00%) of the total assets of the Lead Borrower and its Subsidiaries on a Consolidated basis and collectively with all Immaterial Subsidiaries, less than or equal to five percent (5.00%) of the total assets of the Lead Borrower and its Subsidiaries on a Consolidated basis, and (b) the revenues of such Subsidiary account for less than or equal to one percent (1.00%) of the total revenues of the Lead Borrower and its Subsidiaries on a Consolidated basis and collectively with all Immaterial Subsidiaries, less than or equal to five percent (5.00%) of the total revenues of the Lead Borrower and its Subsidiaries on a Consolidated basis.

“Indebtedness” means as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)           all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)           the maximum amount of all letters of credit (including standby letters of credit and commercial letters of credit), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c)           net obligations of such Person under any Swap Contract;

(d)           all obligations of such Person to pay the deferred purchase price of property or services (other than trade payables in the ordinary course of business and not past due for more than ninety (90) days after the date on which such trade account was created);

(e)           indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)           all Attributable Indebtedness;

(g)           all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Capital Stock in such Person or any other Person or any warrant, right or option to acquire such Capital Stock, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends;

(h)           The principal and interest portions of all rental obligations of such Person under any Synthetic Lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP; and

(i)           all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning provided in SECTION 9.04(b).

“Information” has the meaning provided in SECTION 9.07.

“Instruments” has the meaning assigned to such term in the Security Agreement.

“Intellectual Property” means all present and future: trade secrets, know-how and other proprietary information; trademarks, Internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing), indicia and other source and/or business identifiers, all of the goodwill related thereto, and all registrations and applications for registrations thereof; works of authorship and other copyrighted works (including copyrights for computer programs), and all registrations and applications for registrations thereof; inventions (whether or not patentable) and all improvements thereto; patents and patent applications, together with all continuances, continuations, divisions, revisions, extensions, reissuances, and reexaminations thereof; industrial design applications and registered industrial designs; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; all other intellectual property; all rights to sue and recover at law or in equity for any past, present or future infringement, dilution or misappropriation, or other violation thereof; and all common law and other rights throughout the world in and to all of the foregoing.

“Interest Payment Date” means (a) with respect to any Prime Rate Loan (including a Swingline Loan), the first day of each calendar quarter, and (b) with respect to any LIBOR Loan, the last day of the Interest Period applicable to the Borrowing of which such LIBOR Loan is a part, and, in addition, if such LIBOR Loan has an Interest Period of greater than ninety (90) days, on the last day of every third month of such Interest Period.

“Interest Period” means, as to each LIBOR Loan, the period commencing on the date such LIBOR Loan is disbursed or converted to or continued as a LIBOR Loan and ending on  (i) the seventh (7th) or fourteenth (14th) day thereafter, as selected by the Lead Borrower or (ii) the date one (1), two (2), three (3) or six (6) months thereafter, as selected by the Lead Borrower; provided that:

(a)           any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such

    Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)           any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

(c)           no Interest Period shall extend beyond the Maturity Date; and

(d)           there shall not be more than seven (7) Interest Periods in effect with respect to LIBOR Loans at any time.

“Inventory” has the meaning assigned to such term in the Security Agreement.

“Inventory Reserves” means such reserves as may be established from time to time by the Administrative Agent, in its Permitted Discretion, with respect to the saleability of the Eligible Inventory or which reflect such other factors as negatively affect the market value of the Eligible Inventory or which reflect a cost with respect to the salability of such Eligible Inventory.   Without limiting the generality of the foregoing, in the Administrative Agent’s Permitted Discretion, Inventory Reserves may include (but are not limited to) reserves based on (i) shrink; (ii) capitalized freight and internal profit reserves used in the Borrowers’ calculation of cost of goods sold; (iii) obsolescence; (iv) seasonality; (v) imbalance; (vi) change in Inventory character or composition; (vii) change in inventory mix; (viii) reasonably anticipated changes in appraised value of Inventory between appraisals; (ix) retail markdowns and markups inconsistent with prior period practice and performance; industry standards; current business plans; or advertising calendar and planned advertising events and (x) “freight in” charges.

“Investment” means, as to any Person, any direct or indirect Acquisition or investment by such Person, whether by means of (a) the purchase or other Acquisition of Capital Stock or debt or other securities or equity interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person or (c) any other Acquisition.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IP Rights” shall have the meaning given such term in SECTION 3.15.

“Issuing Bank” means Bank of America and Wells Fargo Bank, N.A., each in its capacity as an Issuing Bank hereunder.

“Joinder Agreement” shall mean an agreement, in substantially the form attached hereto as Exhibit C, pursuant to which, among other things, a Person becomes a party to, and bound by the terms of, this Agreement and/or the other Loan Documents in the same capacity and to the same extent as a Guarantor.

“Landlord Lien State” means any state in which a landlord’s claim for rent has or may have priority by operation of Applicable Law over the Lien of the Administrative Agent in any of the Collateral.

“Large Inventory Location” means any distribution center, warehouse, cross-docking station or storage facility at which Inventory is located.

“Lease” means any agreement pursuant to which a Loan Party is entitled to the use or occupancy of any space in a structure, land, improvements or premises for any period of time.

“Lenders” means the Lenders having Commitments from time to time or at any time, and each assignee that becomes a party to this Agreement as set forth in SECTION 9.06 and each Additional Commitment Lender that becomes a party to this Agreement as set forth in SECTION 2.02.

“Letter of Credit” means (a) each Existing Letter of Credit, (b) a letter of credit that (i) is issued by the Issuing Bank pursuant to this Agreement for the account of a Borrower or a Subsidiary, (ii) constitutes a Standby Letter of Credit or Commercial Letter of Credit (and for which the Issuing Bank is not otherwise prohibited from issuing such letter of credit due to the internal general policies of the Issuing Bank), and (iii) is in form reasonably satisfactory to  the Issuing Bank and (c) a bankers’ acceptance or time draft issued by the Issuing Bank to a beneficiary of any letter of credit described in foregoing clauses (a) or (b), in form reasonably satisfactory to the Issuing Bank.

“Letter of Credit Disbursement” means a payment made by the Issuing Bank to the beneficiary of, and pursuant to, a Letter of Credit.

“Letter of Credit Fees” means the fees payable in respect of Letters of Credit pursuant to SECTION 2.17(c).

“Letter of Credit Outstandings” means, at any time, the sum of (a) the amount of all Letters of Credit outstanding at such time, plus, without duplication, (b) all amounts theretofore drawn or paid under Letters of Credit for which the Issuing Bank has not then been reimbursed.

“Letter-of-Credit Rights” has the meaning assigned to such term in the Security Agreement.

“Letter of Credit Sublimit” means $35,000,000.  The Letter of Credit Sublimit is part of, and not in addition to, the Commitments.

“LIBOR Borrowing” means a Borrowing comprised of LIBOR Loans.

“LIBOR Loan” shall mean any Revolving Credit Loan bearing interest at the Adjusted LIBO Rate in accordance with the provisions of Article II.

“LIBO Rate” means, for any Interest Period with respect to a LIBOR Loan, the rate per annum equal to (a) the British Bankers Association LIBO Rate (“BBA LIBOR”), as published by Reuters (or such other commercially available source providing quotations of BBA LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or, (b) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBOR Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; provided, however, that, in the case of each of clauses (a) and (b) above, for purposes of a seven (7) day or fourteen (14) day Interest Period, the rate shall be determined based on a (1) one month Interest Period.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing) whether or not filed, recorded or perfected under Applicable Law, and in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Liquidation” means the exercise by the Administrative Agent of those rights and remedies accorded to the Administrative Agent under the Loan Documents and Applicable Law as a creditor of the Loan Parties, including (after the occurrence and during the continuation of an Event of Default) the conduct by any or all of the Loan Parties, acting with the consent of the Administrative Agent, of  any public, private or “Going-Out-Of-Business Sale” or other Disposition of Collateral for the purpose of liquidating the Collateral.  Derivations of the word “Liquidation” (such as “Liquidate”) are used with like meaning in this Agreement.

“Loan Account” has the meaning provided in SECTION 2.18.

“Loan Documents” means this Agreement, any Note, the Letters of Credit, the Fee Letter, all Borrowing Base Certificates, the Security Documents (including, without limitation, the Security Agreement, the Facility Guarantees, the Blocked Account Agreements and the Credit Card Notifications), the Perfection Certificate, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of SECTION 2.23 of this Agreement and any other agreement now or hereafter executed and delivered in connection herewith (excluding agreements entered into in connection with any transaction arising out of any Bank Products or Cash Management Services), each as amended and in effect from time to time.

“Loan Party” or “Loan Parties” means the Borrowers and the Guarantors.

“Loans” means as applicable, and as the context may require, either (a) a Revolving Credit Loan or a Swingline Loan or (b) collectively, the Revolving Credit Loans and the Swingline Loans.

“Margin Stock” has the meaning assigned to such term in Regulation U.

“Master Agreement” has the meaning specified in the definition of “Swap Contract.”

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, liabilities (actual or contingent), condition (financial or otherwise) or prospects of the Lead Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, taken as a whole, or of the ability of any Loan Party to perform its obligations under any loan documentation to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Material Contract” means, with respect to any Loan Party or any Subsidiary of a Loan Party, any document or agreement relating to or evidencing Material Indebtedness and each other contract to which such Person is a party involving aggregate consideration payable to or by such Person of $2,000,000 or more in any year or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

“Material Indebtedness” means Indebtedness (other than the Obligations) of the Loan Parties and their Subsidiaries, individually or in the aggregate, having an aggregate principal amount exceeding $20,000,000.

“Maturity Date” means March 21, 2016.

“Maximum Borrowing Amount” means, at any time, the lesser of (a) the Revolving Credit Ceiling at such time and (b) the Borrowing Base at such time.

“Maximum Rate” has the meaning provided in SECTION 9.09.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“MLPF&S” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, and its Subsidiaries and Affiliates.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“New Lending Office” shall have the meaning provided in SECTION 2.21(e)(i).

“Noncompliance Notice” shall have the meaning provided in SECTION 2.06(b).

“Note” means a promissory note, in form and substance satisfactory to the Administrative Agent, in favor of any Lender evidencing the Loans of such Lender.

“NPL” means the National Priorities List under CERCLA.

“Obligations” means (x) all Loans, other Credit Extensions and advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party and its Subsidiaries arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including charges, interest, expenses, fees, attorneys’ fees, indemnities and other amounts that accrue after the commencement by or against any Loan Party or Subsidiary of any proceeding under any Debtor Relief Law, naming such Person as the debtor in such proceeding, regardless of whether such charges, interest, expenses, fees, attorneys’ fees, indemnities and other amounts are allowed claims in such proceeding, and (y) obligations of any Loan Party and its Subsidiaries arising with respect to any Other Liabilities. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and of their Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit commissions, reimbursement obligations, charges, expenses, fees, attorneys’ fees, indemnities and other amounts payable by any Loan Party or its Subsidiaries under any Loan Document, including charges, interest, expenses, fees, attorneys’ fees, indemnities and other amounts that accrue after the commencement by or against any Loan Party or Subsidiary of any proceeding under Debtor Relief Law, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, and (b) the obligation of any Loan Party or any of its Subsidiaries to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party or such Subsidiary in accordance with, and to the extent permitted, by the Loan Documents.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; (c) with respect to any unlimited liability company, the memorandum of association, and (d) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Liabilities” means outstanding liabilities with respect to or arising from (a) any Cash Management Services furnished to any of the Loan Parties or any of their Subsidiaries and/or (b) any transaction which arises out of any Bank Product entered into with any Loan Party, as each may be amended from time to time.

“Other Taxes” means any and all current or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies in the nature of a Tax arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document, but not including, for the avoidance of doubt, any Excluded Taxes.

“Overadvance” means the existence of, or the making or issuance of any Loan or a Letter of Credit which shall cause Excess Availability to be less than zero.

“Participant” shall have the meaning provided in SECTION 9.06(d).

“Payment Conditions” means, at the time of determination with respect to a Specified Payment, that (a) no Default or Event of Default then exists or would arise as a result of the entering into such transaction or the making of such payment, (b) the Pro Forma Availability Condition shall have been satisfied after giving effect to such Specified Payment, and (c) after giving effect to such Specified Payment, the Consolidated Fixed Charge Coverage Ratio, on a Pro Forma Basis for the four Fiscal Quarters most recently preceding such transaction or payment (provided that, if any such transaction or payment is to be consummated within thirty (30) days after the end of any Fiscal Quarter, such calculation shall be made with respect to the four Fiscal Quarters most recently preceding such transaction or payment for which financial statements have been required to be delivered pursuant to SECTIONS 5.01(a) and (b) hereof), is equal to or greater than (x) for all purposes other than SECTION 6.06(g), 1.00:1.00 and (y) solely for the purposes of SECTION 6.06(g), 1.10:1.00.  In accordance with SECTION 5.02(g) hereof, at least five (5) Business Days prior to the making of any Specified Payment, the Loan Parties shall deliver to the Administrative Agent a certificate of a Responsible Officer of the Lead Borrower as described in SECTION 5.02(g).

“Payment Intangibles” has the meaning assigned to such term in the Security Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions or any Governmental Authority of another jurisdiction exercising similar functions in respect of any Plan of a Loan Party.

“Pension Event” means (a) the whole or partial withdrawal of a Loan Party or any Subsidiary from a Plan during a plan year; or (b) the filing of a notice of interest to terminate in whole or in part a Plan or the treatment of a Plan amendment as a termination or partial termination; or (c) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Plan; or (d) any other event or condition which might constitute grounds for the termination of, winding up or partial termination or winding up or the appointment of trustee to administer, any Plan.

“Permitted Acquisition” means an Acquisition in which each of the following conditions are satisfied:

(a)           No Default or Event of Default then exists or would arise from the consummation of such Acquisition;

(b)           If the Acquisition is an Acquisition of Capital Stock, (i) such Acquisition shall be consensual and shall have been approved by the board of directors of such Person being acquired and (ii) the Person being acquired shall become a Subsidiary of the Lead Borrower and, unless such Subsidiary shall be an Excluded Subsidiary, such Subsidiary shall become a Guarantor or a Borrower hereunder and provide security to the Administrative Agent in accordance with SECTION 5.11;

(c)           Any material assets acquired shall be utilized in, and if the Acquisition involves a merger, amalgamation, consolidation or stock acquisition, the Person which is the subject of such Acquisition shall be engaged in, a business otherwise permitted to be engaged in by a Loan Party under this Agreement;

(d)           All transactions in connection therewith shall be consummated, in all material respects, in accordance with all Requirements of Law; and

(e)           The Borrowers (i) shall have satisfied the Payment Conditions or (ii) shall have Pro Forma Availability after giving effect to such Permitted Acquisition greater than or equal to thirty-five percent (35%) of the Maximum Borrowing Amount.

“Permitted Discretion” means a determination made by the Administrative Agent in good faith in the exercise of its reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Disposition” shall have the meaning set forth in SECTION 6.05.

“Permitted Encumbrances” has the meaning set forth in SECTION 6.01.

“Permitted Holders” means (i) those individuals and entities listed as beneficial owners as more particularly set forth on Schedule 1.1(b) hereto (ii) any member of any such Person’s family and (iii) any direct or indirect transferee of any of the foregoing by gift (in trust or otherwise) or testamentary bequest.

“Permitted Indebtedness” has the meaning set forth in SECTION 6.03.

“Permitted Investments” has the meaning set forth in SECTION 6.02.

“Permitted Junior Liens” means Liens securing Indebtedness permitted under SECTION 6.03(h) so long as, if such Liens cover ABL Primary Collateral, (a) the holder of such Liens (or their representative) shall have entered into an intercreditor agreement satisfactory to the Administrative Agent in its Permitted Discretion, (b) the priority of all such Liens on ABL Primary Collateral securing such Indebtedness shall be subject and junior in all respects to the Liens on the ABL Primary Collateral securing the Obligations and (c) any collateral (other than ABL Primary Collateral) subject to such Lien shall also secure the Obligations on a second-priority basis.

“Permitted Overadvance” means an Overadvance that is made, or is permitted to remain outstanding, by the Administrative Agent, in its Permitted Discretion, to:

(a)           maintain, protect or preserve the Collateral and/or the Secured Parties’ rights under the Loan Documents or which is otherwise for the benefit of the Secured Parties; or

(b)           enhance the likelihood of, or maximize the amount of, repayment of any Obligation; or

(c)           pay any other amount chargeable to the Borrowers hereunder;

provided that, (a) at the time the Administrative Agent shall elect to make, or permit to such Overadvance to remain outstanding, such Overadvance together with all other Permitted Overadvances then outstanding, shall not exceed ten percent (10.00%) of the Maximum Borrowing Amount at such time, (ii) unless a Liquidation is taking place, such Overadvance may not remain outstanding for more than forty-five (45) consecutive days and (iii) no Overadvance shall be made or permitted to remain outstanding, if after giving effect thereto, the Total Outstandings (including all Overadvances) shall exceed the Revolving Credit Ceiling (as in effect prior to any termination of Commitments pursuant to SECTION 7.02 hereof).

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended (except by virtue of prior amortization or prior prepayments of the Indebtedness being modified, refinanced, refunded, renewed or extended), (c) at the time thereof, no Event of Default shall have occurred and be continuing, (d) if a Loan Party was not an obligor under the Indebtedness being so refinanced, then no Loan Party shall be an obligor under such modification, refinancing, refunding, renewal or extension, (e) the collateral, if applicable, granted pursuant to any such refinancing Indebtedness is the same or less than the collateral under the Indebtedness being extended, renewed or replaced, (f) to the extent such Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, (i) such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, and (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties and/or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended and (g) to the extent that the holders of such Indebtedness being modified, refinanced, refunded, renewed or extended are subject to an intercreditor agreement or arrangement with the Lenders, the holders of such refinancing Indebtedness shall enter into a similar intercreditor agreement or arrangement with the Lenders on terms at least as favorable to the Lenders as those contained in the intercreditor agreement or arrangement governing the Indebtedness being modified, refinanced, refunded, renewed or extended (as determined by the Administrative Agent in its reasonable discretion).

“Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Perfection Certificate” means, collectively, (a) that certain Perfection Certificate of each Loan Party existing as of the Closing Date, dated as of the Closing Date and (b) each other perfection certificate which shall be delivered by any Subsidiary of the Borrowers pursuant to the terms hereof.

“Plan” means (a) any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) plan years, or (b) any plan, employee benefit plan or pension plan which is not subject to ERISA but which is covered by Applicable Laws other than ERISA in respect of which the failure by a Loan Party to remit payments or contributions would give rise to a Lien on the assets of such Loan Party.

“Platform” has the meaning provided in SECTION 5.02.

“Prime Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Effective Rate plus 1/2 of 1.00%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the rate of interest in effect on such day for a Borrowing of LIBOR Loans (in the approximate amount of the applicable Prime Rate Loan) with an Interest Period of one month (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.  If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is (x) unable to ascertain the Federal Funds Effective Rate or the LIBO Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations thereof in accordance with the terms hereof, the Prime Rate shall be determined without regard to clauses (a) or (c), as applicable, of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist and (y) it shall be unlawful for any Lender to maintain or make any Prime Rate Loan, the interest on which is determined by reference to clause (b) of the LIBO Rate, for any reason, the Prime Rate shall be determined without regard to clause (c) of the first sentence of this definition, until the circumstances giving rise to such illegality no longer exist.

“Prime Rate Loan” means any Loan bearing interest at a rate determined by reference to the Prime Rate in accordance with the provisions of Article II.

“Pro Forma Availability” means, for any date of calculation, Excess Availability as of the date of any Specified Payment and the projected Excess Availability at the end of each Fiscal Month during the immediately succeeding twelve (12) Fiscal Month period.

“Pro Forma Availability Condition” means, for any date of calculation with respect to any Specified Payment, the Pro Forma Availability following, and after giving effect to, such Specified Payment, shall be equal to or greater than twenty percent (20.00%) (or, in the case of any Specified Payment constituting a Permitted Acquisition, seventeen and one-half of one percent (17.50%)) of the Maximum Borrowing Amount.

“Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” means, in connection with determining compliance with any test or covenant hereunder, calculating such test or covenant as if all Specified Transactions and all of the following transactions in connection with such Specified Transaction occurred as of the first day of the applicable period of measurement in such test or covenant:  (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction shall be (i) excluded, in the case of a Disposition of all or substantially all Capital Stock in or assets of any Subsidiary of the Borrowers or any division, business unit, line of business or facility used for operations of the Borrowers or any of its Subsidiaries, and (ii) included, in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, (b) any retirement of Indebtedness of the Lead Borrower or its Subsidiaries, and (c) any Indebtedness incurred or assumed by the Lead Borrower or any of its Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination.

“Projections” shall have the meaning given such term in SECTION 5.01(d).

“Public Lender” has the meaning provided in SECTION 5.02.

“Real Estate” means all Leases and all land, tenements, hereditaments and any estate or interest therein, together with the buildings, structures, parking areas, and other improvements thereon (including all fixtures), now or hereafter owned by any Loan Party, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof.

“Register” has the meaning provided in SECTION 9.06(c).

“Regulation U” means Regulation U of the FRB as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the FRB as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Release” has the meaning provided in Section 101(22) of CERCLA.

“Rent and Charges Reserve” means the aggregate of (a) all rent and other amounts owing by any Loan Party, that is not paid when due, to any landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder or other Person who possesses or is in control of any Collateral or could assert a Lien on any Collateral, (b) in the case of Inventory located at a leased premise located in a Landlord Lien State or at a Large Inventory Location, a reserve equal to two months rent payable to any such Person, unless such Person has executed a lien waiver satisfactory to the Administrative Agent.

“Required Lenders” means, at any time, Lenders (other than Defaulting Lenders) having Commitments aggregating more than fifty percent (50.00%) of the Total Commitments, or if the Commitments have been terminated, Lenders (other than Defaulting Lenders) whose percentage of the Total Outstandings (calculated assuming settlement and repayment of all Swingline Loans by the Lenders) aggregate more than fifty percent (50.00%) of such Total Outstandings.

“Reserves” means all Inventory Reserves and Availability Reserves.

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Loan Party and, as to any document delivered on the Closing Date, any secretary or assistant secretary of a Loan Party.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock of the Lead Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Capital Stock, or on account of any return of capital to the Lead Borrower’s or any Subsidiary’s stockholders, partners or members (or the equivalent Persons thereof).

“Revolving Credit Ceiling” means the amount of the Total Commitments from time to time in effect.

“Revolving Credit Loans” has the meaning provided in SECTION 2.04(a).

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions.

“Secondary Collateral” means all Collateral other than ABL Primary Collateral.

“Secured Party” means (a) each Credit Party, (b) any Lender or Affiliate of a Lender providing Cash Management Services or entering into or furnishing any Bank Products (including any Swap Contract Secured Party), (c) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, and (d) the successors and, subject to any limitations contained in this Agreement, assigns of each of the foregoing.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” means the Security Agreement dated as of the Closing Date among the Loan Parties and the Administrative Agent for the benefit of the Secured Parties.

“Security Documents” means the Security Agreement, the Facility Guarantee, and each other security agreement or other instrument or document executed and delivered pursuant to this Agreement or any other Loan Document that creates a Lien in favor of the Administrative Agent to secure any of the Obligations.

“Settlement Date” has the meaning provided in SECTION 2.20(b).

“Software” has the meaning assigned to such term in the Security Agreement.

“Specified Payment” means any Permitted Acquisition, Permitted Investment, Restricted Payment or prepayment with respect to Indebtedness subject to satisfaction of the Payment Conditions or any component thereof.

“Specified Transaction” means, with respect to any period, any Investment, Disposition of all or substantially all of the Capital Stock in or assets of any Subsidiary of the Lead Borrower or any division, business unit, line of business or facility used for the operations of the Lead Borrower or any of its Subsidiaries, incurrence or repayment of Indebtedness, the making of any Restricted Payment, or any asset classified as discontinued operations by the Lead Borrower or any Subsidiary that by the terms of this Agreement requires “Pro Forma Compliance” with a test or covenant hereunder or requires such test or covenant to be tested on a “Pro Forma Basis.”

“Standby Letter of Credit” means any Letter of Credit other than a Commercial Letter of Credit.

“Statutory Reserve Rate” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any particular Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to eurodollar funding (currently referred to as “Eurocurrency liabilities”).  The Statutory Reserve Rate for each outstanding LIBOR Loan shall be adjusted automatically as of the effective date of any change in the Statutory Reserve Rate.

“Store” means any retail store (which includes any real property, fixtures, equipment, inventory and other property related thereto) operated, or to be operated, by any Loan Party.

“Subordinated Indebtedness” means Indebtedness which is expressly subordinated in right of payment to the prior payment in full of the Obligations on terms reasonably acceptable to the Administrative Agent.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company, unlimited liability company, or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise Controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Lead Borrower.

“Supporting Obligations” has the meaning assigned to such term in the Security Agreement.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Contract Secured Parties” means, with respect to any Swap Contract, collectively, (a) the Administrative Agent or an Affiliate of the Administrative Agent and (b) any Lender or any Affiliate of a Lender.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swingline Lender” means Bank of America, in its capacity as lender of Swingline Loans hereunder to the Borrowers hereunder.

“Swingline Loan” has the meaning provided in SECTION 2.06.

“Swingline Loan Ceiling” means $15,000,000.

“Syndication Agent” means Wells Fargo Bank, N.A., in its capacity as syndication agent.

“Synthetic Lease” means any lease or other agreement for the use or possession of property creating obligations which do not appear as Indebtedness on the balance sheet of the lessee thereunder but which, upon the insolvency or bankruptcy of such Person, may be characterized as Indebtedness of such lessee without regard to the accounting treatment.

“Taxes” means any and all current or future taxes, levies, imposts, duties (including stamp duties), deductions, charges (including ad valorem charges) or withholding in the nature of taxes imposed by any Governmental Authority, and any and all interest and penalties related thereto.

“Termination Date” means the earlier to occur of (i) the Maturity Date, or (ii) the date on which the maturity of the Obligations (other than the Other Liabilities) is accelerated (or deemed accelerated) and the Commitments are irrevocably terminated (or deemed terminated) in accordance with Article VII.

“Total Commitments” means the aggregate of the Commitments of all Lenders.  The Total Commitments on the Closing Date are $150,000,000.

“Total Outstandings” means, at any time, the aggregate outstanding amount of (a) all Loans at such time, and (b) the Letter of Credit Outstandings at such time.

“Transactions” means, collectively, (a) the execution and delivery by the Loan Parties of the Loan Documents to which they are a party and the making of the Loans and the issuance of Letters of Credit (if any) on the Closing Date, (b) the repayment of all amounts due or outstanding under or in respect of, and the termination of the commitments under, the Existing Credit Agreement on the Closing Date, and (c) the payment of the Transaction Expenses.

“Transaction Expenses” shall mean any fees or expenses incurred or paid by the Lead Borrower or any of its Subsidiaries in connection with the Transactions to occur on the Closing Date (including in connection with this Agreement and the other Loan Documents).

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Prime Rate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; providedfurther that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform

Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

“Unaudited Financial Statements” means the unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Lead Borrower and its consolidated Subsidiaries as at the end of and for the Fiscal Quarters ended (a) May 1, 2010, (b) July 31, 2010 and (c) October 30, 2010, certified under the applicable provisions of the Sarbanes-Oxley Act by a Financial Officer of the Lead Borrower.

“Unfunded Pension Liability” means, at a point in time, the excess of a Plan’s benefit liabilities, over the current value of that Plan’s assets, determined in accordance with the assumptions used for funding the Plan pursuant to applicable laws for the applicable plan year.

“United States” and “U.S.” mean the United States of America.

“Unused Commitment” shall mean, at any time (a) the then Total Commitments, minus (b) the then Total Outstandings.

“Unused Fee” has the meaning provided in SECTION 2.17(b).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:  (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part 1 of Subtitle E of Title IV of ERISA.

SECTION 1.02 Terms Generally.

With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any

Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vii) all references to “$” or “dollars” or to amounts of money and all calculations of Excess Availability, Borrowing Base, permitted “baskets” and other similar matters shall be deemed to be references to the lawful currency of the United States, and (viii) references to “knowledge” of any Loan Party means the actual knowledge of a Responsible Officer.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(d) This Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Loan Parties and the Administrative Agent and are the product of discussions and negotiations among all parties.  Accordingly, this Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent’s or any Lender’s involvement in the preparation of such documents.

SECTION 1.03 Accounting Terms.

(a) Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, except as otherwise specifically prescribed in SECTION 1.03(b) below.  All amounts used for purposes of financial calculations required to be made shall be without duplication.

(b) Issues Related to GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrowers shall provide to the Administrative Agent and the Lenders as reasonably requested hereunder a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test or covenant contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Consolidated Fixed Charge Coverage Ratio shall be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis.

(c) The principal amount of any non-interest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP.

SECTION 1.04 Rounding.

       Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.05 Times of Day.

        Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 1.06 Letter of Credit Amounts.

Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the dollar equivalent of the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit, whether or not such maximum face amount is in effect at such time.

SECTION 1.07 Certifications.

All certifications to be made hereunder by an officer or representative of a Loan Party shall be made by such person in his or her capacity solely as an officer or a representative of such Loan Party, on such Loan Party’s behalf and not in such person’s individual capacity.

                 ARTICLE II

Amount and Terms of Credit

SECTION 2.01 Commitment of the Lenders.

(a) Upon the terms and subject to the conditions herein set forth, each Lender, severally and not jointly with any other Lender, agrees to make Loans and the Issuing Bank agrees to issue Letters of Credit, to or for the benefit of the Borrowers, subject in each case to the following limitations:

(i) Total Outstandings (other than as a result of any Permitted Overadvance) shall not at any time exceed the Maximum Borrowing Amount at such time;

(ii) No Lender shall be obligated to make any Credit Extension to the Borrowers, if after giving effect to such Credit Extension, Total Outstandings shall exceed the Revolving Credit Ceiling;

(iii) No Lender (other than the Lender acting as the Swingline Lender) shall be obligated to make any Credit Extension to the Borrowers, if after giving effect to such Credit Extension, the sum of (A) the outstanding principal amount of such Lender’s Revolving Credit Loans plus (B) an amount equal to such Lender’s Commitment Percentage of the aggregate principal amount of all Letter of Credit Outstandings, outstanding Swingline Loans and outstanding Permitted Overadvances, shall exceed such Lender’s Commitment;

(iv) The Issuing Bank shall not be obligated to issue, amend, or extend any Letter of Credit, if after giving effect to any such issuance, amendment or extension, the Letter of Credit Outstandings shall  exceed the Letter of Credit Sublimit; and

(v) The Swingline Lender shall not be obligated to make any Swingline Loan, if after giving effect to any such Swingline Loan, the outstanding amount of all Swingline Loans shall exceed the Swingline Loan Ceiling.

(b) The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to SECTION 9.04(c) are several and not joint.  The failure of any Lender to make any Loan, to fund any such participation or to make any payment under SECTION 9.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loans, to purchase its participation or to make its payment under SECTION 9.04(c).

SECTION 2.02 Increase in Total Commitments.

(a) Increase of Total Commitments.  At any time and from time to time on or after the Closing Date, so long as no Default or Event of Default exists or would arise therefrom, the Lead Borrower shall have the right to request an increase of Total Commitments then outstanding by an aggregate amount not to exceed $50,000,000 for all such requests; provided that after giving effect to any increase in the Total Commitments, the Total Commitments shall in no event exceed $200,000,000.  The Administrative Agent and the Lead Borrower shall determine the effective date of such increase and any such requested increase shall be first made available to all existing Lenders on a pro rata basis and, to the extent that, on or before the tenth (10th) day following such request for an increase hereunder, such Lenders decline to increase their Commitments (and any Lender who does not respond to a request for an increase in the Commitments requested by the Lead Borrower shall be deemed to decline such request), or decline to increase their Commitments to the amount requested by the Lead Borrower, the Lead Borrower may arrange (or request the Arranger to arrange) for other Eligible Assignees to become a Lender hereunder and to issue commitments in an amount equal to the amount of the increase in the Commitments requested by the Lead Borrower and not accepted by the existing Lenders (each such increase by either means, a “Commitment Increase,” and each Eligible Assignee issuing a, or any Lender increasing its, Commitment, an “Additional Commitment Lender”), provided, however, that (i) no Lender shall be obligated to provide a Commitment Increase, (ii) any Additional Commitment Lender which is not an existing Lender shall be subject to the approval of the Administrative Agent, the Issuing Bank, the Swingline Lender and the Lead Borrower (which approval shall not be unreasonably withheld), and (iii) without the consent of the Administrative Agent, at no time shall the Commitment of any Additional Commitment Lender under this Agreement be less than $5,000,000.  Each Commitment Increase shall be in a minimum aggregate amount of at least $25,000,000 and in integral multiples of $5,000,000 in excess thereof.  Any increase in the Total Commitments shall be made on the same terms (including, without limitation, interest terms, payment terms and maturity terms), and shall be subject to the same conditions as the Commitments of the existing Lenders (it being understood that any arrangement or commitment fees payable to the MLPF&S, as the arranger for such Commitment Increase, or one or more Additional Commitment Lenders, as the case may be, may be different than those paid with respect to the Commitment of the existing Lenders on or prior to the Closing Date or with respect to any other Additional Commitment Lender in connection with any other Commitment Increase pursuant to this SECTION 2.02(a)).

(b) Conditions to Effectiveness of each Commitment Increase.  No Commitment Increase shall become effective unless and until each of the following conditions has been satisfied or waived:

(i) The Lead Borrower, the Administrative Agent, and any Additional Commitment Lender that is not an existing Lender shall have executed and delivered a joinder to the Loan Documents in such form as the Administrative Agent shall reasonably require;

(ii) The Lead Borrower shall have paid such fees and other compensation to the Additional Commitment Lenders and the Arranger as the Lead Borrower, such Additional Commitment Lenders and the Arranger shall agree;

(iii) If requested by the Administrative Agent, the Lead Borrower shall deliver to the Administrative Agent and the Lenders an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrowers and dated the effective date of such Commitment Increase;

(iv) A Note (to the extent requested) will be issued at the Borrowers’ expense, to each such Additional Commitment Lender, to be in conformity with requirements of SECTION 2.07 (with appropriate modification) to the extent necessary to reflect the new Commitment of each Additional Commitment Lender;

(v) The Borrowers and each Additional Commitment Lender shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably request in order to effectuate the foregoing;

(vi) No Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the Commitment Increase; and

(vii) All representations and warranties contained in this Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct on and as of the effective date of each Commitment Increase with the same effect as if made on and as of such date, other than representations and warranties that relate solely to an earlier date.

(c) Notification by Administrative Agent.  The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Commitment Increase (with each date of such effectiveness being referred to herein as a “Commitment Increase Date”), and at such time (i) the Total Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of each such Commitment Increase, (ii) Schedule 1.1 shall be deemed modified, without further action, to reflect the revised Total Commitments and the Commitment Percentages of the Lenders, and (iii) this Agreement shall be deemed amended, without further action, to the extent necessary to reflect such increased Total Commitments.

(d) Other Provisions.  In connection with Commitment Increases hereunder, the Lenders and the Borrowers agree that, notwithstanding anything to the contrary in this Agreement, (i) the Borrowers shall, in coordination with the Administrative Agent, (x) repay outstanding Loans of certain Lenders, and obtain Loans from certain other Lenders (including the Additional Commitment Lenders), or (y) take such other actions as may be reasonably required by the Administrative Agent, in each case to the extent necessary, to have all of the Lenders effectively participate in each of the outstanding Credit Extensions pro rata on the basis of their Commitment Percentages (determined after giving effect to any Commitment Increase pursuant to this SECTION 2.02), and (ii) the Borrowers shall pay to the Lenders any costs of the type referred to in SECTION 2.14(b) in connection with any repayment and/or Loans required pursuant to preceding clause (i).

SECTION 2.03 Reserves.

The Administrative Agent shall have the right from time to time, in its Permitted Discretion, to establish, modify, or eliminate any applicable Reserves against the Borrowing Base, Eligible Credit Card Receivables, Eligible Inventory and Eligible Trade Receivables.

SECTION 2.04 Revolving Credit Loans.

(a) Borrowing Procedures.

(i) Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrowers from time to time, on any Business Day prior to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided that, after giving effect to such Revolving Credit Loan, each of the conditions set forth in SECTIONS 2.01(a)(i), (ii) and (iii) shall be satisfied.  Revolving Credit Loans shall be either Prime Rate Loans or LIBOR Loans as the Lead Borrower may request.  All Revolving Credit Loans made pursuant to the same Borrowing shall, unless otherwise specifically provided herein, be Revolving Credit

Loans of the same Type.  Each Lender may fulfill its Commitment with respect to any Revolving Credit Loan by causing any lending office of such Lender to make such Revolving Credit Loan; provided, however, that any such use of a lending office shall not affect the obligation of the Borrowers to repay such Revolving Credit Loan in accordance with the terms of this Agreement and the other Loan Documents.  Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this SECTION 2.04, prepay under SECTION 2.14, and reborrow under this SECTION 2.04.

(ii) Each Borrowing of Revolving Credit Loans shall be made upon the Lead Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone (which shall be promptly confirmed in writing in substantially the form attached hereto as Exhibit B).  Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of LIBOR Loans and (ii) on the requested date of any Borrowing of Prime Rate Loans.  Such notice shall contain disbursement instructions and shall specify: (i) whether the Borrowing then being requested is to be a Borrowing of Prime Rate Loans or LIBOR Loans and, if LIBOR Loans, the Interest Period with respect thereto, provided that all Revolving Credit Loans to be made on the Closing Date shall be Prime Rate Loans; (ii) the amount of the proposed Borrowing (which shall be in an integral multiple of $100,000, but not less than $2,000,000 in the case of LIBOR Loans); and (iii) the date of the proposed Borrowing (which shall be a Business Day).  If no election of Interest Period is specified in any such notice for a Borrowing of LIBOR Loans, such notice shall be deemed a request for an Interest Period of one (1) month.  If no election is made as to the Type of Revolving Credit Loan, such notice shall be deemed a request for Borrowing of Prime Rate Loans.  The Administrative Agent shall promptly notify each Lender of its proportionate share of such Borrowing, the date of such Borrowing, the Type of Borrowing being requested and the Interest Period or Interest Periods applicable thereto, as appropriate.  On the borrowing date specified in such notice, each Lender shall make its share of the Borrowing available at the Administrative Agent’s Office no later than 2:00 p.m., in immediately available funds.  Upon satisfaction of the applicable conditions set forth in SECTION 4.02 (and, if such Borrowing is the initial Credit Extension on the Closing Date, SECTION 4.01), the Administrative Agent shall make all funds received in respect of Borrowing of Revolving Credit Loans available to the Borrowers in like funds as received by the Administrative Agent either by (i) crediting the Loan Account with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Lead Borrower; provided, however, that if, on the date a Borrowing Request is made with respect to a Revolving Credit Loan, there are Letter of Credit Disbursements outstanding, then the proceeds of such Revolving Credit Loans, first, shall be applied to the payment in full of any such Letter of Credit Disbursements, and second, shall be made available to the Borrowers as provided above.

(b) Conversion and Continuation of Revolving Credit Loans.

(i) The Lead Borrower shall have the right at any time, on three (3) Business Days’ prior notice to the Administrative Agent (which notice, to be effective, must be received by the Administrative Agent not later than 11:00 a.m. on the third Business Day preceding the date of any conversion), (1) to convert any outstanding Borrowings of Prime Rate Loans (other than Swingline Loans) to Borrowings of LIBOR Loans, or (2) to continue an outstanding

Borrowing of LIBOR Loans for an additional Interest Period, or (3) to convert any outstanding Borrowings of LIBOR Loans to a Borrowing of Prime Rate Loans.  Each telephonic notice by the Lead Borrower pursuant to this SECTION 2.04(b) must be confirmed promptly by delivery to the Administrative Agent of a written notice (which shall substantially be made in the form attached hereto as Exhibit B), appropriately completed and signed by a Responsible Officer of the Lead Borrower.  Each such notice (whether telephonic or written) shall specify (1) whether the Lead Borrower is requesting a conversion of Revolving Credit Loans from one Type to the other, or a continuation of LIBOR Loans, (2) the requested date of the conversion or continuation, as the case may be (which shall be a Business Day), (3) the principal amount of Revolving Credit Loans to be converted or continued, (4) the Type of Revolving Credit Loans to which existing Revolving Credit Loans are to be converted, and (5) if applicable, the duration of the Interest Period with respect thereto.  Notwithstanding the foregoing to the contrary:

(A) No Borrowing of Revolving Credit Loans may be converted into, or continued as, LIBOR Loans at any time when any Event of Default has occurred and is continuing;

(B) If less than a full Borrowing of Revolving Credit Loans is converted, such conversion shall be made pro rata among the Lenders based upon their Commitment Percentages in accordance with the respective principal amounts of the Revolving Credit Loans comprising such Borrowing held by such Lenders immediately prior to such conversion;

(C) The aggregate principal amount of Prime Rate Loans being converted into or continued as LIBOR Loans shall be in an integral of $100,000 and at least $2,000,000;

(D) Each Lender shall effect each conversion by applying the proceeds of its new LIBOR Loan or Prime Rate Loan, as the case may be, to its Revolving Credit Loan being so converted;

(E) The Interest Period with respect to a Borrowing of LIBOR Loans effected by a conversion or in respect to the Borrowing of LIBOR Loans being continued as LIBOR Loans shall commence on the date of conversion or the expiration of the current Interest Period applicable to such continuing Borrowing, as the case may be;

(F) A Borrowing of LIBOR Loans may not be converted prior to the last day of an Interest Period applicable thereto, unless the Borrowers pay all Breakage Costs incurred in connection with such conversion; and

(G) Each request for a conversion or continuation of a Borrowing of LIBOR Loans which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one (1) month.

(ii) If the Lead Borrower does not give notice to convert any Borrowing of LIBOR Loans, or does not give notice to continue, or does not have the right to continue, any Borrowing as LIBOR Loans, in each case as provided in SECTION 2.04(b)(ii) above, such Borrowing shall automatically be converted to, or continued as, as applicable, a Borrowing of LIBOR Loans with an Interest Period of one (1) month, at the expiration of the then-current

Interest Period, provided that if an Event of Default then exists and is continuing, such Borrowing shall be converted to, or continued as a Prime Rate Loan.  The Administrative Agent shall, after it receives notice from the Lead Borrower, promptly give each Lender notice of any conversion, in whole or part, of any Revolving Credit Loan made by such Lender.

(c) Charges to Loan Account.  To the extent not paid by the Borrowers when due (after taking into consideration any applicable grace period), the Administrative Agent, without the request of the Borrowers, may advance any interest, fee, or other payment required under any Loan Document to which any Credit Party is entitled and may charge the same to the Loan Account notwithstanding that an Overadvance may result thereby and notwithstanding any failure to satisfy the conditions set forth in SECTION 4.02; provided that such charges do not cause the Total Outstandings to exceed the Total Commitments at such time.  The Administrative Agent shall advise the Borrowers of any such advance or charge promptly after the making thereof.  Such action on the part of the Administrative Agent shall not constitute a waiver of the Administrative Agent’s rights and the Borrowers’ obligations under SECTION 2.15(a).  Any amount which is added to the principal balance of the Loan Account as provided in this SECTION 2.04(c) shall bear interest at the interest rate then and thereafter applicable to Prime Rate Loans.

SECTION 2.05 Overadvances.

(a) Notwithstanding anything to the contrary contained in this Agreement, if the Borrowers shall request that Credit Parties make, or permit to remain outstanding, any Loans or Letters of Credit which shall cause an Overadvance, the Administrative Agent may, in its sole discretion, elect to make, or permit to remain outstanding such Overadvance to the extent such Overadvance constitutes a Permitted Overadvance.  If a Permitted Overadvance is made, or permitted to remain outstanding, pursuant to the preceding sentence, then all Lenders shall be bound to make, or permit to remain outstanding, such Permitted Overadvance based upon their Commitment Percentage in accordance with the terms of this Agreement, regardless of whether the conditions to lending set forth in SECTION 4.02 have been met.  A Permitted Overadvance may be made as a Revolving Credit Loan, a Swingline Loan or as an issuance of a Letter of Credit and each Lender (including the Swingline Lender) and the Issuing Bank, as applicable, agrees to make any such requested Revolving Credit Loan, Swingline Loan or Letter of Credit available to the Borrowers.  The obligation of each Lender (including the Swingline Lender) and the Issuing Bank, as applicable, to participate in each Permitted Overadvance shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Person may have against any other Credit Party, the Borrowers or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default, or (iii) any other occurrence, event or condition.  The making of any such Permitted Overadvance on any one occasion shall not obligate the Administrative Agent or any Lender to make or permit any Permitted Overadvance on any other occasion.  No funding of a Permitted Overadvance or sufferance of an Overadvance shall constitute a waiver by Administrative Agent or the Lenders of any Event of Default caused thereby.  In no event shall any Borrower or other Loan Party be deemed a beneficiary of this SECTION 2.05 nor authorized to enforce any of its terms.  The Required Lenders may, upon not less than five (5) Business Days prior written notice, revoke the authority of the Administrative Agent to make further Permitted Overadvances.

(b) No Permitted Overadvance shall modify or abrogate any of the provisions of (i) SECTION 2.11(d) or SECTION 2.11(g) regarding the Lenders’ obligations to reimburse any Letter of Credit Disbursement and to purchase participations with respect to Letter of Credit Disbursements, respectively, or (ii) SECTION 2.06 and SECTION 2.20 regarding the Lenders’ obligations with respect to participations in Swingline Loans and settlements thereof.  Notwithstanding anything herein to the contrary, no event or circumstance shall result in any claim or liability against the Administrative Agent for any “inadvertent Overadvances” resulting from changed circumstances beyond the control of the Administrative Agent (such as a reduction in the value of Collateral included in the Borrowing Base)), and such “inadvertent Overadvances” shall not reduce the amount of Permitted Overadvances allowed hereunder.

(c) All Permitted Overadvances shall be payable by the Borrowers on demand by Administrative Agent or the Required Lenders.  All other Overadvances (other than Permitted Overadvances) shall be payable in accordance with the requirements of SECTION 2.15(a).  All Permitted Overadvances and other Overadvances shall constitute Obligations secured by the Collateral and entitled to all benefits of the Loan Documents.

SECTION 2.06 Swingline Loans.

(a) Subject to the terms and conditions set forth herein, the Swingline Lender is authorized by the Lenders to make, and may in its sole discretion make, loans (each such loan, a “Swingline Loan”) to the Borrowers from time to time on any Business Day prior to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount of the Swingline Loan Ceiling, notwithstanding the fact that such Swingline Loans, when aggregated with the outstanding amount of Revolving Credit Loans of the Lender acting as Swing Line Lender and such Lender’s Commitment Percentage of Letter of Credit Outstandings; provided that, after giving effect to such Swingline Loan, each of the conditions set forth in SECTIONS 2.01(a)(i), (ii) and (iii) shall be satisfied.  Swingline Loans shall be Prime Rate Loans and shall be subject to periodic settlement with the Lenders under SECTION 2.20 below.  The Swingline Lender’s agreement to make Swingline Loans available to the Borrowers are made in reliance upon the agreements of the other Lenders set forth in SECTION 2.20.

(b) Each Borrowing of Swingline Loans shall be made upon the Lead Borrower’s irrevocable notice to the Swingline Lender and the Administrative Agent, which may be given by telephone; provided that the Swingline Lender shall not be obligated to make any Swingline Loan.  Each such notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swingline Lender and the Administrative Agent of a written notice (which shall substantially be made in the form attached hereto as Exhibit B), appropriately completed and signed by a Responsible Officer of the Lead Borrower.  Promptly after receipt by the Swingline Lender of any telephonic Borrowing Request for a Swingline Loan, the Swingline Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Borrowing Request and, if not, the Swingline Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof.  Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to

2:00 p.m. on the date of the proposed Borrowing of Swingline Loans (A) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in SECTIONS 2.01(a)(i), (ii) and (iii), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, in each case, other than as a result of a Permitted Overadvance (each such notice, a “Noncompliance Notice”), then, subject to the terms and conditions hereof, the Swingline Lender may, on the borrowing date specified in such Borrowing Request, make the amount of its Swingline Loan available to the Borrowers.  Notwithstanding the foregoing, no Swingline Loans shall be made pursuant to this SECTION 2.06 if any Lender is at that time a Defaulting Lender or a Deteriorating Lender, unless the Swingline Lender has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the Swingline Lender (in its sole discretion) with the Borrower or such Lender to eliminate the Swingline Lender’s actual or potential Fronting Exposure (after giving effect to SECTION 2.24(a)(iv)) with respect to the Defaulting Lender and/or the Deteriorating Lender arising from either the Swingline Loan then proposed to be made or that Swingline Loan and all other Obligation in respect of Swingline Loans as to which the Swingline Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion.

SECTION 2.07 Evidence of Debt; Notes.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in SECTION 2.07(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swingline Loans.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

SECTION 2.08 Interest on Loans.

(a) Interest on Loans.

(i) Subject to SECTION 2.08(b), each Prime Rate Loan (including Swingline Loans) made by a Lender shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable) at a rate per annum that shall be equal to the then Prime Rate plus the Applicable Margin for Prime Rate Loans.

(ii) Subject to SECTION 2.08(b) and SECTIONS 2.09 and 2.10, each LIBOR Loan made by a Lender shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBO Rate for such Interest Period, plus the Applicable Margin for LIBOR Loans.

(b) Default Interest.  Interest shall accrue on all overdue amounts owing by the Borrowers (after as well as before judgment, as and to the extent permitted by law) at a rate per annum equal to the Default Rate.

(c) Payment Dates.  Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto, the Termination Date and at such other times as may be specified herein.  Accrued interest on all Loans after the Termination Date shall be payable on demand.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

SECTION 2.09 Alternate Rate of Interest for Revolving Credit Loans.

If prior to the commencement of any Interest Period for a LIBOR Borrowing, the Administrative Agent:

(A) Reasonably determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate (in accordance with the terms of the definition thereof) for such Interest Period (including for any Prime Rate Loan, the interest on which is determined by reference to the Adjusted LIBO Rate); or

(B) Is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period (including for any Prime Rate Loan, the interest on which is determined by reference to the Adjusted LIBO Rate) will not adequately and fairly reflect the cost to such Required Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Lead Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Lead Borrower and the applicable Lenders that the circumstances giving rise to such notice no longer exist (which notice the Administrative Agent shall deliver promptly upon obtaining knowledge of the same), (i) any Borrowing Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBOR Borrowing shall be ineffective and (ii) if any Borrowing Request requests a LIBOR Borrowing, such Borrowing shall be made as a Borrowing of Prime Rate Loans (the interest on which, if applicable, will be determined without reference to the Adjusted LIBO Rate) unless withdrawn by the Lead Borrower.

SECTION 2.10 Change in Legality.

(a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if any Change in Law occurring after the Closing Date shall make it unlawful for a Lender to make or maintain a Loan bearing interest by reference to the Adjusted LIBO Rate, then, by written notice to the Lead Borrower, such Lender may (x) declare that Loans bearing interest by reference to the Adjusted LIBO Rate will not thereafter be made by such Lender hereunder, whereupon any request by the Lead Borrower for a LIBOR Loan shall, as to such Lender only, be deemed a request for a Prime Rate Loan (the interest on which, if applicable, will be determined without reference to the Adjusted LIBO Rate) unless such declaration shall be subsequently withdrawn; and (y) require that all LIBOR Loans made by such Lender to be converted to Prime Rate Loans (the interest on which, if applicable, will be determined without reference to the Adjusted LIBO Rate), in which event all such LIBOR Loans shall be automatically converted to Prime Rate Loans as of the effective date of such notice as provided in SECTION 2.09(b).  In the event any Lender shall exercise its rights hereunder, all payments and prepayments of principal which would otherwise have been applied to repay the LIBOR Loans that would have been made by such Lender or the converted LIBOR Loans of such Lender, shall instead be applied to repay the Prime Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such LIBOR Loans.

(b) For purposes of this SECTION 2.10, a notice to the Lead Borrower pursuant to SECTION 2.10(a) above shall be effective, if lawful, and if any LIBOR Loans shall then be outstanding, on the last day of the then-current Interest Period; and otherwise such notice shall be effective on the date of receipt by the Lead Borrower.

SECTION 2.11 Letters of Credit.

(a) Upon the terms and subject to the conditions herein set forth, at any time and from time to time after the date hereof and prior to the Termination Date, the Borrowers may request the Issuing Bank to issue, and subject to the terms and conditions contained herein, the Issuing Bank shall issue, for the account of the Borrowers or a Subsidiary, one or more Letters of Credit denominated in Dollars; provided, however, that no Credit Extension in respect of a Letter of Credit shall be made if after giving effect to such Credit Extension (i) the aggregate Letter of Credit Outstandings shall exceed the Letter of Credit Sublimit, or (ii) any of the conditions set forth in SECTIONS 2.01(a)(i), (ii) or (iii) would not be satisfied; provided, further, that no Letter of Credit shall be issued unless the Issuing Bank shall have received notice from the Administrative Agent that the conditions to such issuance have been met; provided further that any Letter of Credit issued for the benefit of any Subsidiary that is not a Borrower or a Guarantor shall be issued naming the Borrowers as the account party on any such Letter of Credit but such Letter of Credit may contain a statement that it is being issued for the benefit of such Subsidiary; provided further that the Issuing Bank shall not be required to make any Credit Extension in respect of any Letter of Credit, if, in its reasonable discretion: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Applicable Law relating to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it, (B) the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally, (C) except as otherwise agreed by the Administrative Agent and the Issuing Bank, such Letter of Credit is to be denominated in a currency other than Dollars; or (D) any Lender is at that time a Defaulting Lender or a Deteriorating Lender, unless the Issuing Bank has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the Issuing Bank (in its reasonable discretion) with the Borrowers or such Lender to eliminate the Issuing Bank’s actual or potential Fronting Exposure (after giving effect to SECTION 2.24(a)(iv)) with respect to the Defaulting Lender and/or Deteriorating Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Obligation in respect of Letters of Credit as to which the Issuing Bank has actual or potential Fronting Exposure, as it may elect in its reasonable discretion.  The Issuing Bank shall not be under any obligation to amend any Letter of Credit if (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.  The Issuing Bank (unless the Issuing Bank is Bank of America or any of its Affiliates) shall notify the Administrative Agent in writing on each Business Day of all Letters of Credit issued on the prior Business Day by the Issuing Bank.

(b) Each Standby Letter of Credit shall expire at or prior to the close of business on the earlier of the date which is (i) one (1) year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one (1) year after such renewal or extension) and (ii) five (5) Business Days prior to the Maturity Date; provided, however, that (A) each Standby Letter of Credit may, upon the request of the Borrowers, include a provision whereby such Letter of Credit shall be renewed automatically (unless the Issuing Bank notifies the beneficiary thereof at least thirty (30) days prior to the then-applicable expiration date that such Letter of Credit will not be renewed) for additional consecutive periods of twelve (12) months or less (but not beyond the date that is five (5) Business Days prior to the Maturity Date) and (B) with the prior written consent of the Issuing Bank and the Administrative Agent, a Standby Letter of Credit may have an expiry date after the Maturity Date, so long as such Letter of Credit is Cash Collateralized (in an amount equal to one hundred five percent (105%) of the maximum amount thereof) not less than sixty (60) days prior to the Maturity Date.

(c) Each Commercial Letter of Credit shall expire at or prior to the close of business on the earlier of the date which is (i) ninety (90) days after the date of the issuance of such Commercial Letter of Credit and (ii) five (5) Business Days prior to the Maturity Date.

(d) Drafts drawn under each Letter of Credit shall be reimbursed by the Borrowers by paying to the Administrative Agent an amount equal to such drawing not later than 1:00 p.m. on the first Business Day immediately following the day that the Borrowers receives notice of such drawing and demand for payment by the Issuing Bank, provided that (i) in the absence of written notice to the contrary from the Borrowers, and subject to the other provisions of this Agreement, such payments shall be financed when due with a Prime Rate Loan or Swingline Loan to the

Borrowers in an equivalent amount (without regard to the minimum and multiples specified in for the principal amount of any such Loan) and, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting Prime Rate Loan or Swingline Loan, and (ii) in the event that the Borrowers have notified the Administrative Agent that it will not so finance any such payments, the Borrowers will make payment directly to the Issuing Bank when due.  The Administrative Agent shall promptly remit the proceeds from any Loans made pursuant to clause (i) or clause (iii) above (and the Administrative Agent may apply Cash Collateral provided for this purpose) in reimbursement of a draw under a Letter of Credit to the Issuing Bank.  The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.  The Issuing Bank shall promptly notify the Administrative Agent and the Lead Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make payment thereunder; provided, however, that any failure to give or delay in giving such notice shall not relieve the Lead Borrower of their obligation to reimburse the Issuing Bank and the Lenders with respect to any such payment.

(e) If the Issuing Bank shall make any Letter of Credit Disbursement, then, unless the Borrowers shall reimburse the Issuing Bank in full on the date provided in SECTION 2.11(d) above, the unpaid amount thereof shall bear interest at the rate per annum then applicable to Prime Rate Loans for each day from and including the date such payment is made to, but excluding, the date that the Borrowers reimburses the Issuing Bank therefor, provided, however, that, if the Borrowers fail to reimburse the Issuing Bank when due pursuant to SECTION 2.11(d), then interest shall accrue at the Default Rate.  Interest accrued pursuant to this paragraph shall be for the account of, and promptly remitted by the Administrative Agent, upon receipt to, the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to SECTION 2.11(g) to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

(f) Immediately upon the issuance of any Letter of Credit by the Issuing Bank (or the amendment of a Letter of Credit increasing the amount thereof), and without any further action on the part of the Issuing Bank, the Issuing Bank shall be deemed to have sold to each Lender, and each such Lender shall be deemed unconditionally and irrevocably to have purchased from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s Commitment Percentage, in such Letter of Credit, each drawing thereunder and the obligations of the Borrowers under this Agreement and the other Loan Documents with respect thereto. Upon any change in the Total Commitments pursuant to SECTION 2.02, SECTION 2.13, SECTION 2.15 or SECTION 9.06 of this Agreement, it is hereby agreed that with respect to all Letter of Credit Outstandings, there shall be an automatic adjustment to the participations hereby created to reflect the new Commitment Percentages of the assigning and assignee Lenders and the Additional Commitment Lenders, if applicable.  Any action taken or omitted by the Issuing Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Issuing Bank any resulting liability to any Lender.

(g) In the event that the Issuing Bank makes any Letter of Credit Disbursement and the Borrowers shall not have reimbursed such amount in full to the Issuing Bank pursuant to this SECTION 2.11(d), the Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent (and the Administrative Agent may apply Cash Collateral provided for this purpose), for the account of the Issuing Bank the amount of such Lender’s Commitment Percentage of such unreimbursed payment and in same day funds.  If the Issuing Bank so notifies the Administrative Agent and the Administrative Agent so notifies the Lenders prior to 11:00 a.m. on any Business Day, each such Lender shall make available to the Issuing Bank such Lender’s Commitment Percentage of the amount of such payment on such Business Day in same day funds (or if such notice is received by the Lenders after 11:00 a.m. on the day of receipt, payment shall be made on the immediately following Business Day in same day funds).  If and to the extent such Lender shall not have so made its Commitment Percentage of the amount of such payment available to the Issuing Bank, such Lender agrees to pay to the Issuing Bank forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Issuing Bank at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender agrees to fund its Commitment Percentage of such unreimbursed payment notwithstanding a failure to satisfy any applicable lending conditions or the provisions of SECTION 2.01 or SECTION 2.06, or the occurrence of the Termination Date. The failure of any Lender to make available to the Issuing Bank its Commitment Percentage of any payment under any Letter of Credit shall neither relieve any Lender of its obligation hereunder to make available to the Issuing Bank its Commitment Percentage of any payment under any Letter of Credit on the date required, as specified above, nor increase the obligation of such other Lender.  Subject to the provisions of SECTION 2.24, whenever any Lender has made payments to the Issuing Bank in respect of any reimbursement obligation for any Letter of Credit, such Lender shall be entitled to share ratably, based on its Commitment Percentage, in all payments and collections thereafter received on account of such reimbursement obligation (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent).

(h) Whenever the Borrowers desire that the Issuing Bank issue a Letter of Credit (or the amendment, renewal or extension (other than automatic renewal or extensions) of an outstanding Letter of Credit), the Lead Borrower shall give to the Issuing Bank and the Administrative Agent at least three (3) Business Days’ prior written (including, without limitation, by telegraphic, telex, facsimile or cable communication) notice specifying the date on which the proposed Letter of Credit is to be issued, amended, renewed or extended (which shall be a Business Day), the amount of the Letter of Credit so requested, the expiration date of such Letter of Credit, the name and address of the beneficiary thereof, and the provisions thereof.  If requested by the Issuing Bank, the Borrowers shall also submit documentation on the Issuing Bank’s standard form in connection with any request for the issuance, amendment, renewal or extension of a Letter of Credit, provided that in the event of a conflict or inconsistency between the terms of such documentation and this Agreement, the terms of this Agreement shall supersede any inconsistent or contrary terms in such documentation and this Agreement shall control.

(i) Subject to the limitations set forth below, the obligations of the Borrowers to reimburse the Issuing Bank for any Letter of Credit Disbursement shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation (it being understood that any such payment by the

Borrowers shall be without prejudice to, and shall not constitute a waiver of, any rights the Borrowers might have or might acquire hereunder as a result of the payment by the Issuing Bank of any draft or the reimbursement by the Borrowers thereof):  (i) any lack of validity or enforceability of a Letter of Credit; (ii) the existence of any claim, setoff, defense or other right which a Borrower may have at any time against a beneficiary of any Letter of Credit or against the Issuing Bank or any of the Lenders, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged or fraudulent in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the Issuing Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not strictly comply with the terms of such Letter of Credit; (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this SECTION 2.11, constitute a legal or equitable discharge of, or provide a right of setoff against, any Loan Party’s obligations hereunder; (vi) the fact that any Event of Default shall have occurred and be continuing; or (vii) any adverse change in the relevant exchange rates.  No Credit Party shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank.  The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as determined by a court of competent jurisdiction or another independent tribunal having jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination.  In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in compliance with the terms of a Letter of Credit, the Issuing Bank may, in its reasonable discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

SECTION 2.12 Increased Costs.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any holding company of any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

(ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting any Loan of such Lender bearing interest by reference to the Adjusted LIBO Rate or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost in any material amount to such Lender of making or maintaining any Loan bearing interest by reference to the Adjusted LIBO Rate (or of maintaining its obligation to make any such Loan) or to increase the cost in any material amount to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount in any material respect of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company would have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this SECTION 2.12 and setting forth in reasonable detail the manner in which such amount or amounts were determined shall be delivered to the Lead Borrower and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.

(d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this SECTION 2.12 shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than one hundred twenty (120) days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor, and provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the one hundred twenty (120) day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.13 Termination or Reduction of Commitments.

(a) Termination or Reduction of Total Commitments.  Upon at least three (3) Business Days’ prior written notice to the Administrative Agent, the Borrowers may, at any time, in whole permanently terminate, or from time to time in part permanently reduce, the Total

Commitments.  Each such reduction shall be in the principal amount of $5,000,000 or any integral multiple thereof.  Each such reduction or termination shall (i) be applied ratably to the Commitments of each Lender and (ii) be irrevocable at the effective time of any such termination or reduction.  The Borrowers shall pay to the Administrative Agent for application as provided herein (i) at the effective time of any such termination (but not any partial reduction), all earned and unpaid fees on account of the Total Commitments so terminated, and (ii) at the effective time of any such reduction or termination, all Breakage Costs incurred in connection therewith and any amount by which the Total Outstandings on such date exceed the amount to which the Total Commitments are to be reduced effective on such date.  The Borrowers shall not terminate or reduce the Total Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Total Commitment.  A permanent reduction of the Total Commitments shall not require a corresponding pro rata reduction in the Letter of Credit Sublimit or the Swingline Loan Ceiling; provided, however, that if the Total Commitments are reduced to an amount less than the Letter of Credit Sublimit and/or the Swingline Loan Ceiling, then the Letter of Credit Sublimit and/or the Swingline Loan Ceiling shall be reduced to an amount equal to the Total Commitments.

(b) Termination Date.  Upon the Termination Date, the Commitments of the Lenders shall be terminated in full, and the Borrowers shall pay, in full and in cash, all outstanding Loans and all other outstanding Obligations then owing by them to the Lenders (including, without limitation, all Breakage Costs incurred in connection therewith).

SECTION 2.14 Optional Prepayment of Revolving Credit Loans; Reimbursement of Lenders.

(a) The Borrowers shall have the right at any time and from time to time to prepay without premium or penalty (but subject to payment of Breakage Costs as provided herein) (without a reduction in the Total Commitments) outstanding Loans in whole or in part, (x) with respect to LIBOR Loans, upon at least three (3) Business Days’ prior written, telex or facsimile notice to the Administrative Agent, prior to 11:00 a.m., and (y) with respect to Prime Rate Loans, on the same Business Day as such notice is furnished to the Administrative Agent, prior to 11:00 a.m., subject in each case to the following limitations:

(i) Subject to SECTION 2.15, all prepayments shall be paid to the Administrative Agent for application (except as otherwise directed by the Borrowers), first, to the prepayment of outstanding Swingline Loans, and second, to the prepayment of other outstanding Revolving Credit Loans ratably in accordance with each Lender’s Commitment Percentage;

(ii) Subject to the foregoing, outstanding Prime Rate Loans of the Borrowers shall be prepaid before outstanding LIBOR Loans of the Borrowers are prepaid (except as otherwise directed by the Borrowers). Each partial prepayment of LIBOR Loans shall be in an integral multiple of $100,000 (but in no event less than $2,000,000).  No prepayment of LIBOR Loans shall be permitted pursuant to this SECTION 2.14 prior to the last day of an Interest Period applicable thereto, unless the Borrowers reimburse the Lenders for all Breakage Costs associated therewith.  No partial prepayment of a Borrowing of LIBOR Loans shall result in the aggregate principal amount of the LIBOR Loans remaining outstanding pursuant to such

Borrowing being less than $2,000,000 (unless all such outstanding LIBOR Loans are being prepaid in full); and

(iii) Each notice of prepayment shall specify the prepayment date, the principal amount and Type of the Loans to be prepaid and, in the case of LIBOR Loans, the Borrowing or Borrowings pursuant to which such Loans were made.  Each notice of prepayment shall be revocable, provided that the Borrowers shall reimburse the Lenders for all Breakage Costs associated with the revocation of any notice of prepayment.  The Administrative Agent shall, promptly after receiving notice from the Lead Borrower hereunder, notify each applicable Lender of the principal amount and Type of the Loans held by such Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment.

(b) The Borrowers shall reimburse each Lender as set forth below for any loss, cost or expense (herein, collectively, “Breakage Costs”) incurred or to be incurred by such Lender as a result of (i) any continuation, conversion, payment or prepayment of any Revolving Credit Loan other than a Prime Rate Loan on a day other than the last day of the Interest Period for such Revolving Credit Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise) or (ii) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Revolving Credit Loan) to prepay, borrow, continue or convert any Revolving Credit Loan other than a Prime Rate Loan on the date or in the amount notified by the Borrowers, (iii) in the event that after a Borrower delivers a notice of commitment reduction under SECTION 2.13 or a notice of prepayment under SECTION 2.14 in respect of LIBOR Loans, such commitment reductions or such prepayments are not made on the day specified in such notice of reduction or prepayment, and (iv) any assignment of a LIBOR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrowers pursuant to SECTION 2.22, including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Revolving Credit Loan or from fees payable to terminate the deposits from which such funds were obtained.  The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.  For purposes of calculating amounts payable by the Borrowers to the Lenders under this SECTION 2.14(b), each Lender shall be deemed to have funded each LIBOR Loan made by it at the LIBO Rate used in determining the Adjusted LIBO Rate for such Revolving Credit Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Loan was in fact so funded.  Any Lender demanding reimbursement for such loss shall deliver to the Borrowers from time to time one or more certificates setting forth the amount of such loss as determined by such Lender and setting forth in reasonable detail the manner in which such amount was determined and such amounts shall be due within ten (10) Business Days after the receipt of such notice.

(c) Whenever any partial prepayment of Revolving Credit Loans are to be applied to LIBOR Loans, such LIBOR Loans shall be prepaid in the chronological order of their Interest Payment Dates or as the Borrowers may otherwise designate in writing.

SECTION 2.15 Mandatory Prepayment; Cash Collateral.

The outstanding Obligations shall be subject to prepayment as follows:

(A) If at any time the amount of Total Outstandings causes Excess Availability to be less than zero (other than as a result of a Permitted Overadvance pursuant to SECTION 2.05(a)), the Borrowers will, immediately (y) prepay the Loans in an amount necessary to eliminate such deficiency; and (z) if, after giving effect to the prepayment in full of all outstanding Loans such deficiency has not been eliminated, Cash Collateralize Letter of Credit Outstandings in an amount necessary to eliminate such deficiency.

(B) The Loans shall be repaid daily in accordance with (and to the extent required under) the provisions of SECTION 2.16, to the extent then applicable and without regard to minimum and integral amounts).

(C) Except during the continuance of a Cash Dominion Event, any Cash Receipts and other payments received by the Administrative Agent shall be applied as the Borrowers shall direct the Administrative Agent in writing, and otherwise consistent with the provisions of SECTION 2.14.

(D) The Borrowers shall prepay the Obligations (without a reduction in the Total Commitments) with 100% of the net cash proceeds received by the Borrowers or any other Loan Party in connection with any asset sale made pursuant to SECTION 6.05(h), such prepayment to be made contemporaneously with the receipt of such payment.

(E) The Borrowers shall prepay the Obligations (without a reduction in the Total Commitments) with 100% of the net cash proceeds received by the Borrowers or any other Loan Party from any casualty or other loss with respect to any ABL Primary Collateral during the continuance of a Cash Dominion Event, such prepayment to be made contemporaneously with the receipt of such proceeds.

(F) The Borrowers shall repay the Obligations as required pursuant to SECTION 2.13(b).

SECTION 2.16 Credit Card Arrangements; Cash Management.

(a) Annexed hereto as Schedule 2.16(a) is a list describing, as of the Closing Date, all arrangements to which any Loan Party is a party with respect to the payment to such Loan Party of the proceeds of all credit card and debit card charges for sales by such Loan Party.

(b) Annexed hereto as Schedule 2.16(b) is a list describing, as of the Closing Date, all Deposit Accounts (including DDAs) of each Loan Party.  Promptly upon the request of the Administrative Agent, the Borrowers shall deliver to the Administrative Agent an update to Schedule 2.16(b), setting forth all Deposit Accounts (including DDAs) that are maintained by the Loan Parties as of such date, which schedule shall include, with respect to each depository (i) the name and address of such depository; (ii) the account number(s) maintained with such depository; and (iii) a contact person at such depository.

(c) To the extent not previously delivered, each Loan Party shall:

(i) on or prior to the Closing Date, deliver to the Administrative Agent notifications (each, a “Credit Card Notification”) substantially in the form attached hereto as Exhibit D which have been executed on behalf of such Loan Party and addressed to such Loan Party’s credit card and debit card clearinghouses and processors listed on Schedule 2.16(b); and

(ii) on or prior to the sixty (60) day anniversary of the Closing Date, or such later date as to which the Administrative Agent, in its discretion, shall agree (such date, the “Blocked Account Date”), enter into a blocked account agreement (each, a “Blocked Account Agreement”), reasonably satisfactory to the Administrative Agent, with each Blocked Account Bank, with respect to each Deposit Account in which funds of any Loan Party are concentrated (collectively, the “Blocked Accounts”).

(d) Each Loan Party covenants that it shall cause, and each Credit Card Notification and Blocked Account Agreement entered into by a Loan Party shall require, during the continuance of a Cash Dominion Event (and delivery of notice thereof from the Administrative Agent), the ACH or wire transfer on each Business Day (and whether or not there is then an outstanding balance in the Loan Account) of all available cash receipts (the “Cash Receipts”) to the account maintained by the Administrative Agent at Bank of America (the “Administrative Agent’s Account”), from:

(i) the sale of Inventory and other Collateral;

(ii) all proceeds of collections of Accounts;

(iii) each Blocked Account (including all cash deposited therein from each DDA); and

(iv) the cash proceeds of all credit card and debit card charges.

If any cash or Cash Equivalents owned by any Loan Party (other than (i) petty cash accounts funded in the ordinary course of business, the deposits in which shall not aggregate more than $1,000,000 or exceed $25,000 with respect to any one account (or in each case, such greater amounts to which the Administrative Agent may agree), and (ii) payroll, trust and tax withholding accounts funded in the ordinary course of business and required by Applicable Law) are deposited to any account, or held or invested in any manner, otherwise than in a Blocked Account that is subject to a Blocked Account Agreement (or a Deposit Account which is swept daily to a Blocked Account), then the Borrowers shall cause all funds in such accounts or so held or so invested to be transferred with such frequency as may be required by the Administrative Agent to a Blocked Account that is subject to a Blocked Account Agreement (or a Deposit Account which is swept daily to a Blocked Account).

(e) The Loan Parties may close Deposit Accounts or Blocked Accounts and/or open new DDAs or Blocked Accounts, subject to the execution and delivery to the Administrative Agent of appropriate Blocked Account Agreements (except with respect to any payroll, trust and tax withholding accounts or unless expressly waived by the Administrative Agent) consistent with the provisions of this SECTION 2.16 and otherwise reasonably satisfactory to the Administrative Agent.  The Loan Parties shall furnish the Administrative Agent with prior written notice of their intention to open or close a Blocked Account and the Administrative

Agent shall promptly notify the Lead Borrower as to whether the Administrative Agent shall require a Blocked Account Agreement with the Person with whom such account will be maintained.  Unless consented to in writing by the Administrative Agent, the Loan Parties shall not enter into any agreements with credit card or debit card processors other than the ones expressly contemplated herein unless contemporaneously therewith, a Credit Card Notification, is executed and delivered to the Administrative Agent.  The Loan Parties may also maintain one or more disbursement accounts to be used by the Loan Parties for disbursements and payments (including payroll) in the ordinary course of business or as otherwise permitted hereunder.

(f) The Loan Parties shall establish and maintain cash management arrangements and procedures, including Blocked Accounts and Deposit Account concentration arrangements, reasonably satisfactory to the Administrative Agent.

(g) The Administrative Agent’s Account shall at all times be under the sole dominion and control of the Administrative Agent.  The Borrowers hereby acknowledge and agree that (i) they have no right of withdrawal from the Administrative Agent’s Account, (ii) the funds on deposit in the Administrative Agent’s Account shall at all times continue to be collateral security for all of the Obligations, and (iii) the funds on deposit in the Administrative Agent’s Account shall be applied as provided in this Agreement.  In the event that, notwithstanding the provisions of this SECTION 2.16, during the continuation of a Cash Dominion Event, any Borrower receives or otherwise has dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by such Borrower for the Administrative Agent, shall not be commingled with any of such Borrower’s other funds or deposited in any account of such Borrower and shall promptly be deposited into the Administrative Agent’s Account or dealt with in such other fashion as such Borrower may be instructed by the Administrative Agent.

(h) Any amounts received in the Administrative Agent’s Account at any time when all of the Obligations then due have been and remain fully repaid shall be remitted to the operating account of the Borrowers maintained with the Administrative Agent.

(i) The Administrative Agent shall promptly (but in any event within five (5) Business Day) furnish written notice to each Person with whom a Blocked Account is maintained of any termination of a Cash Dominion Event.

(j) The following shall apply to deposits and payments under and pursuant to this Agreement:

(i) Funds shall be deemed to have been deposited to the Administrative Agent’s Account on the Business Day on which deposited, provided that such deposit is available to the Administrative Agent by 4:00 p.m. on that Business Day (except that if the Obligations are being paid in full, by 2:00 p.m., on that Business Day);

(ii) Funds paid to the Administrative Agent, other than by deposit to the Administrative Agent’s Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that such payment is available to the Administrative Agent by 4:00 p.m. on that Business Day (except that if the Obligations are being paid in full, by 2:00 p.m., on that Business Day);

(iii) If a deposit to the Administrative Agent’s Account or payment is not available to the Administrative Agent until after 4:00 p.m. on a Business Day, such deposit or payment shall be deemed to have been made at 9:00 a.m. on the then next Business Day;

(iv) If any item deposited to the Administrative Agent’s Account and credited to the Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Administrative Agent shall have the right to reverse such credit and charge the amount of such item to the applicable Loan Account and the Borrowers shall indemnify the Secured Parties against all out-of-pocket claims and losses resulting from such dishonor or return; and

(v) All amounts received under this SECTION 2.16 shall be applied in the manner set forth in SECTION 7.03.

SECTION 2.17 Fees.

(a) The Borrowers shall pay to the Administrative Agent and the Arranger, for their respective accounts, the fees set forth in the Fee Letter as and when payment of such fees is due as therein set forth.

(b) The Borrowers shall pay the Administrative Agent, for the account of the Lenders, an aggregate fee (the “Unused Fee”) equal to the Applicable Unused Fee Rate per annum (on the basis of actual days elapsed in a year of 360 days) of the average daily balance of the Lenders’ respective Unused Commitment during the Fiscal Quarter just ended (or relevant period with respect to the payment being made through the first Fiscal Quarter ending after the Closing Date or on the Termination Date), subject to adjustment as provided in SECTION 2.24.  The Unused Fee shall be paid in arrears, on the first day of each Fiscal Quarter after the execution of this Agreement and on the Termination Date.  The Administrative Agent shall pay the Unused Fee to the Lenders upon the Administrative Agent’s receipt of the Unused Fee based upon each Lender’s pro rata share of the average daily balance of the Lenders’ Unused Commitment, subject to adjustment as provided in SECTION 2.24.

(c) The Borrowers shall pay the Administrative Agent, for the account of the Lenders who are then participating in the Letters of Credit, on the first day of each Fiscal Quarter and on demand after the Termination Date, in arrears, a fee calculated on the basis of a 360 day year, as applicable and actual days elapsed (each, a “Letter of Credit Fee”), equal to the following per annum percentages of the average face amount of the following categories of Letters of Credit outstanding during the three month period then ended:

(i) Standby Letters of Credit: for the account of each Lender in accordance with its Commitment Percentage, at a per annum rate equal to the then Applicable Margin for LIBOR Loans; and

(ii) Commercial Letters of Credit: for the account of each Lender in accordance with its Commitment Percentage, at a per annum rate equal to the then Applicable Margin for LIBOR Loans less one-half of one percent (0.50%);

provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the Issuing Bank pursuant to SECTION 2.11 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Commitment Percentages allocable to such Letter of Credit pursuant to SECTION 2.24(a)(iv), with the balance of such fee, if any, payable to the Issuing Bank for its own account.

(d) The Borrowers shall pay to the Issuing Bank, in addition to all Letter of Credit Fees otherwise provided for herein, (i) the reasonable and customary fees and charges of the Issuing Bank in connection with the negotiation, settlement and amendment of each Letter of Credit issued by the Issuing Bank, and (ii) a fronting fee (each, a “Fronting Fee”) equal to one-eighth of one percent (0.125%) on the amount of all Letters of Credit.  Each such Fronting Fee shall be payable on the first day of each Fiscal Quarter and on demand after the Termination Date, in arrears.  In addition, but without duplication, the Borrowers shall pay directly to the Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

(e) All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for the account of the Administrative Agent and other Credit Parties as provided herein. Once due, all fees shall be fully earned and shall not be refundable when paid under any circumstances.

SECTION 2.18 Maintenance of Loan Account; Statements of Account.

(a) The Administrative Agent shall maintain an account on its books in the name of the Borrowers (each, the “Loan Account”) which will reflect (i) all Loans and other advances made by the Lenders to the Borrowers or for the Borrowers’ account, (ii) all Letter of Credit Disbursements, fees and interest that have become payable as herein set forth, and (iii) any and all other monetary Obligations that have become payable.

(b) The Loan Account will be credited with all amounts received by the Administrative Agent from the Borrowers or from other Persons for the Borrowers’ account, including all amounts received in the Administrative Agent’s Account from the Blocked Account Banks, and the amounts so credited shall be applied as set forth in and to the extent required by SECTION 2.15 or SECTION 7.03, as applicable.  After the end of each calendar quarter, the Administrative Agent shall send to the Borrowers a statement accounting for the charges (including interest), loans, advances and other transactions occurring among and between the Administrative Agent, the Lenders and the Borrowers during such calendar quarter.  The quarterly statements, absent manifest error, shall be deemed presumptively correct.

SECTION 2.19 Payments.

(a) The Borrowers shall make each payment required to be made hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of drawings under Letters of Credit, of amounts payable under SECTION 2.12, SECTION 2.14(b),

SECTION 2.21, SECTION 9.04 or otherwise) prior to 2:00 p.m. on the date when due, in immediately available funds, without setoff or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Administrative Agent at the Administrative Agent’s Office, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to SECTION 2.12, SECTION 2.14(b), SECTION 2.21, and SECTION 9.04 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein.  The Administrative Agent shall distribute any such payments to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, except with respect to LIBOR Borrowings, the date for payment shall be extended to the next succeeding Business Day, and, if any payment due with respect to LIBOR Borrowings shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event, the date of such payment shall be on the last Business Day of subject calendar month, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

(b) All funds received by and available to the Administrative Agent to pay principal, unreimbursed drawings under Letters of Credit, interest, fees and other amounts then due hereunder, shall be applied in accordance with the provisions of SECTION 2.15 or SECTION 7.03 ratably among the parties entitled thereto in accordance with the amounts of principal, unreimbursed drawings under Letters of Credit, interest, fees and other amounts then due to such respective parties. For purposes of calculating interest due to a Lender, that Lender shall be entitled to receive interest on the actual amount contributed by that Lender towards the principal balance of the Loans outstanding during the applicable period covered by the interest payment made by the Borrowers.  Any net principal reductions to the Loans received by the Administrative Agent in accordance with the Loan Documents during such period shall not reduce such actual amount so contributed, for purposes of calculation of interest due to that Lender, until the Administrative Agent has distributed to the applicable Lender its Commitment Percentage thereof.  All credits against the Obligations shall be conditioned upon final payment to the Administrative Agent of the items giving rise to such credits. If any item credited to the Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Administrative Agent shall have the right to reverse such credit and charge the amount of such item to the Loan Account and the Borrowers shall indemnify the Secured Parties against all claims and losses resulting from such dishonor or return.

(c) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due.  In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(d) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of LIBOR Loans (or, in the case of any Borrowing of Prime Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with the terms hereof and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrowers, the interest rate applicable to Prime Rate Loans.  If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period.  If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing.  Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

SECTION 2.20 Settlement Amongst Lenders.

(a) The Swingline Lender may, at any time (but, in any event weekly), on behalf of the Borrowers (which hereby authorizes the Swingline Lender to act on its behalf in that regard) request the Administrative Agent to cause the Lenders to make a Revolving Credit Loan (which shall be a Prime Rate Loan) in an amount equal to such Lender’s Commitment Percentage of the outstanding amount of Swingline Loans made in accordance with SECTION 2.06 (including any Permitted Overadvance made as a Swingline Loan), which request may be made regardless of whether the conditions set forth in Article IV have been satisfied.  Upon such request, each Lender shall make available to the Administrative Agent the proceeds of such Revolving Credit Loan (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swingline Loan) for the account of the Swingline Lender.  If the Swingline Lender requires a Revolving Credit Loan to be made by the Lenders and the request therefor is received prior to 1:00 p.m. on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m. that day; and, if the request therefor is received after 1:00 p.m., then no later than 3:00 p.m. on the next Business Day. The obligation of each such Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the

Administrative Agent or the Swingline Lender.  If and to the extent any Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand, such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(b) The amount of each Lender’s Commitment Percentage of outstanding Revolving Credit Loans shall be computed weekly (or more frequently in the Administrative Agent’s discretion) and shall be adjusted upward or downward based on all Loans (including Swingline Loans) and repayments of Loans (including Swingline Loans) received by the Administrative Agent as of 3:00 p.m. on the first Business Day (such date, the “Settlement Date”) following the end of the period specified by the Administrative Agent.

(c) The Administrative Agent shall deliver to each of the Lenders promptly after a Settlement Date a summary statement of the amount of outstanding Loans for the period and the amount of repayments received for the period.  As reflected on the summary statement, subject to the provisions of, and adjustments pursuant to, SECTION 2.24, (i) the Administrative Agent shall transfer to each Lender its Commitment Percentage of repayments, and (ii) each Lender shall transfer to the Administrative Agent (as provided below) or the Administrative Agent shall transfer to each Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Revolving Credit Loans made by each Lender with respect to Revolving Credit Loans to the Borrowers shall be equal to such Lender’s Commitment Percentage of Revolving Credit Loans, as applicable, outstanding as of such Settlement Date.  If the summary statement requires transfers to be made to the Administrative Agent by the Lenders and is received prior to 1:00 p.m. on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m. that day; and, if received after 1:00 p.m., then no later than 3:00 p.m. on the next Business Day.  The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent.  If and to the extent any Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent, at the Federal Funds Effective Rate.

SECTION 2.21 Taxes.

(a) Except as otherwise expressly provided in this SECTION 2.21, any and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Indemnified Taxes or Other Taxes; provided, however, that if a Loan Party or the Administrative Agent or a Lender shall be required to deduct, withhold or remit any such Taxes from such payments, then (i) in the case of any Indemnified Taxes or Other Taxes, the sum payable shall be increased as necessary so that after making all required deductions, withholdings, or remittances for such Taxes (including deductions or withholdings applicable to additional sums payable under this SECTION 2.21) the applicable Credit Party receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Loan Party shall make such deductions or withholdings and (iii) the Loan Party shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law.

(b) In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

(c) The Loan Parties shall indemnify each Credit Party, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid or payable by such Credit Party on or with respect to any payment by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this SECTION 2.21) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto. A certificate as to the amount of such payment or liability delivered to the Lead Borrower by a Credit Party, or by the Administrative Agent on its own behalf or on behalf of any other Credit Party, setting forth in reasonable detail the manner in which such amount was determined, shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Loan Party to a Governmental Authority, the Lead Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) (i)           Any Foreign Lender that is entitled to an exemption from or reduction in United States withholding Tax shall deliver to the Lead Borrower and the Administrative Agent two (2) copies of (i) either United States Internal Revenue Service Form W-8BEN (claiming a treaty benefit) or Form W-8ECI, or any subsequent versions thereof or successors thereto, or, (ii) in the case of a Foreign Lender claiming exemption from or reduction in U.S. federal withholding Tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a (A) Form W-8BEN, or any subsequent versions thereof or successors thereto and (B) a certificate representing that such Foreign Lender (1) is not a bank for purposes of Section 881(c) of the Code, (2) is not a ten percent (10.00%) shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of any Loan Party and (3) is not a controlled foreign corporation related to the Loan Parties (within the meaning of Section 864(d)(4) of the Code)), in all cases, properly completed and duly executed by such Foreign Lender claiming, as applicable, complete exemption from or reduced rate of, U.S. federal withholding tax on payments by the Loan Parties under this Agreement and the other Loan Documents, or in the case of a Foreign Lender claiming exemption for “portfolio interest” certifying that it is not a foreign corporation, partnership, estate or trust. Such forms shall be delivered by each Foreign Lender on or before the date it becomes a party to this Agreement (or, in the case of a transferee that is a participation holder, on or before the date such participation holder becomes a transferee hereunder) and on or before the date, if any, such Foreign Lender changes its applicable lending office by designating a different lending office (a “New Lending Office”).  In addition, each Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender.  Notwithstanding any other provision of this SECTION 2.21(e), a Lender shall not be required to deliver any form pursuant to this SECTION 2.21(e) that such Lender is not legally able to deliver.

(ii) Each Lender that is a “United States person” as defined under Section 7701(a)(30) of the Code (a “U.S. Lender”) shall deliver to the Lead Borrower and the Administrative Agent such form or forms, certificates or documentation, including two original copies of United States Internal Revenue Service Form W-9, as reasonably requested by the Lead Borrower to confirm or establish that such U.S. Lender is not subject to deduction, withholding, or backup withholding of United States federal income Tax with respect to any payments to such U.S. Lender.  Such forms shall be delivered by each U.S. Lender to the Borrowers on or before the date such U.S. Lender becomes a party to this Agreement (or, in the case of a transferee that is a participation holder, on or before the date such participation holder becomes a transferee).

(f) The Loan Parties shall not be required to indemnify any Lender or to pay any additional amounts to any Lender in respect of U.S. federal withholding Tax pursuant to paragraph (a) or (c) above, to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with the provisions of paragraph (e) above.  Should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Loan Parties shall, at such Lender’s expense, take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

(g) If any Loan Party shall be required pursuant to this SECTION 2.21 to pay any additional amount to, or to indemnify, any Credit Party to the extent that such Credit Party becomes subject to Indemnified Taxes or Other Taxes subsequent to the Closing Date (or, if applicable, subsequent to the date such Person becomes a party to this Agreement) as a result of any change in the circumstances of such Credit Party (other than a change in Applicable Law), including without limitation a change in the residence, place of incorporation, principal place of business of such Credit Party or a change in the branch or lending office of such Credit Party, as the case may be, such Credit Party shall use reasonable efforts to avoid or minimize any amounts which might otherwise be payable pursuant to this SECTION 2.21(g); provided, however, that such efforts shall not include the taking of any actions by such Credit Party that would result in any Tax, costs or other expense to such Credit Party (other than a Tax, cost or other expense for which such Credit Party shall have been reimbursed or indemnified by the Loan Parties pursuant to this Agreement or otherwise) or any action which would or might in the reasonable opinion of such Credit Party have an adverse effect upon its business, operations or financial condition or otherwise be disadvantageous to such Credit Party.

(h) If any Lender is entitled to a reduction in (and not complete exemption from) the applicable withholding Tax, the Borrowers may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding Tax after taking into account such reduction.

(i) If any Credit Party, in its sole discretion, determines that it has actually and finally realized, by reason of a refund, deduction or credit of any Taxes paid or reimbursed by the Loan Parties pursuant to subsection (a) or (c) above in respect of payments under the Loan Documents (which refund, deduction or credit is provided by the jurisdiction imposing such Taxes), a current monetary benefit that it would otherwise not have obtained and that would result in the total payments under this SECTION 2.21 exceeding the amount needed to make such Credit Party whole, such Credit Party shall pay to the Borrowers (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this SECTION 2.21 with respect to the Taxes or Other Taxes giving rise to such refund), with reasonable promptness following the date upon which it actually realizes such benefit, an amount equal to the amount of such refund, deduction or credit, net of all out of pocket expenses incurred in securing such refund, deduction and without interest; provided that the Borrowers, upon the request of the applicable Credit Party, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Credit Party in the event such Credit Party is required to repay such refund to such Governmental Authority.  This SECTION 2.21(i) shall not be construed to require any Credit Party to make available its Tax returns (or any other confidential information relating to its Taxes) to any Loan Party.

SECTION 2.22 Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under SECTION 2.12 or cannot make Loans under SECTION 2.10, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to SECTION 2.21, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate such restriction under SECTION 2.10 or eliminate or reduce amounts payable pursuant to SECTION 2.12 or SECTION 2.21, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment; provided, however, that the Borrowers shall not be liable for such costs and expenses of a Lender requesting compensation if (i) such Lender becomes a party to this Agreement on a date after the Closing Date and (ii) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto.

(b) If any Lender requests compensation under SECTION 2.12, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to SECTION 2.21, if any Lender is a Defaulting Lender or if any other circumstance exists hereunder that gives the Borrowers the right to replace a Lender as a party hereto, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, SECTION 9.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(i) the Borrowers shall have paid to the Administrative Agent the assignment fee specified in SECTION 9.06(b);

(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in Letter of Credit Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under SECTION

2.14(b)) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under SECTION 2.12 or payments required to be made pursuant to SECTION 2.21, such assignment will result in a reduction in such compensation or payments thereafter; and

(iv) such assignment does not conflict with Applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

SECTION 2.23 Cash Collateral.

(a) Certain Credit Support Events.  Upon the request of the Administrative Agent or the Issuing Bank (i) if the Issuing Bank has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an unreimbursed Letter of Credit Disbursement, or (ii) if, as of the date that is five (5) days prior to the Termination Date, there shall exist any Letter of Credit Outstandings, the Borrowers shall, in each case, immediately Cash Collateralize the then Letter of Credit Outstandings.  At any time that there shall exist a Lender that is a Defaulting Lender, immediately upon the request of the Administrative Agent, the Issuing Bank or the Swingline Lender, the Borrowers shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to SECTION 2.24(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b) Grant of Security Interest.  All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at the Administrative Agent.  Each Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Bank and the Lenders (including the Swing Line Lender), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to SECTION 2.23(c).  If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrowers or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

(c) Application.  Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this SECTION 2.23 or SECTIONS 2.06, 2.11, 2.15, 2.24 or 7.02 in respect of Letters of Credit or Swingline Loans shall be held and applied to the satisfaction of the specific Letter of Credit Outstandings, Swingline Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a

Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

(d) Release.  Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with SECTION 9.06(b)(vi))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this SECTION 2.23 may be otherwise applied in accordance with SECTION 7.03), and (y) the Person providing Cash Collateral and the Issuing Bank or Swingline Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

SECTION 2.24 Defaulting Lenders.

(a) Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i) Waivers and Amendments.  That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in SECTION 9.01.

(ii) Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to SECTION 9.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the Issuing Bank or Swingline Lender hereunder; third, if so determined by the Administrative Agent or requested by the Issuing Bank or the Swingline Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swingline Loan or Letter of Credit; fourth, as the Lead Borrower may request (so long as no Default or Event of Default exists), to the funding of any Revolving Credit Loan or Cash Collateralization of any Letter of Credit in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Lead Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans or drawings under Letters of Credit under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the Issuing Bank or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Bank or the Swing Line Lender against that Defaulting

Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or any Lender’s participation in any Letter of Credit Disbursement in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or participation in such Letter of Credit Disbursements were made at a time when the conditions set forth in SECTION 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and participations in Letter of Credit Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of or participations in Letter of Credit Disbursements owed to, that Defaulting Lender.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this SECTION 2.24(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees.  That Defaulting Lender (x) shall not be entitled to receive any Unused Fee pursuant to SECTION 2.17(b) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in SECTION 2.17(c).

(iv) Reallocation of Commitment Percentages to Reduce Fronting Exposure.  During any period in which there is a Lender that is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swingline Loans pursuant to SECTIONS 2.11 and 2.20, the “Commitment Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swingline Loans shall not exceed the positive difference, if any, of (1) the Commitment of that non-Defaulting Lender minus (2) the aggregate outstanding amount of the Loans of that Lender.

(b) Defaulting Lender Cure.  If the Lead Borrower, the Administrative Agent, and in the case of the Lender that is a Defaulting Lender, the Swingline Lender and the Issuing Bank, agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their Commitment Percentages (without giving effect to SECTION 2.24(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender;

provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

SECTION 2.25 Designation of Lead Borrower as Borrowers’ Agent.

(a) Each Borrower hereby irrevocably designates and appoints the Lead Borrower as such Borrower’s agent to obtain Revolving Credit Loans and Letters of Credit, the proceeds of which shall be available to each Borrower for such uses as are permitted under this Agreement.  As the disclosed principal for its agent, each Borrower shall be obligated to the Administrative Agent and each Lender on account of Revolving Credit Loans so made and Letters of Credit so issued as if made directly by the Lenders to such Borrower, notwithstanding the manner by which such Revolving Credit Loans and Letters of Credit are recorded on the books and records of the Lead Borrower and of any other Borrower.

(b) Each Borrower represents to the Credit Parties that it is an integral part of a consolidated enterprise, and that each Loan Party will receive direct and indirect benefits from the availability of the joint credit facility provided for herein, and from the ability to access the collective credit resources of the consolidated enterprise which the Loan Parties comprise.  Each Borrower recognizes that credit available to it hereunder is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers.  Consequently, each Borrower hereby assumes and agrees to discharge all Obligations of each of the other Borrowers as if such Borrower which is so assuming and agreeing were each of the other Borrowers.

(c) The Lead Borrower shall act as a conduit for each Borrower (including itself, as a Borrower) on whose behalf the Lead Borrower has requested a Revolving Credit Loan.  None of the Administrative Agent nor any other Credit Party shall have any obligation to see to the application of such proceeds.

(d) The authority of the Lead Borrower to request Revolving Credit Loans and Letters of Credit on behalf of, and to bind, the Borrowers, shall continue unless and until the Administrative Agent actually receives written notice of: (i) the termination of such authority, and (ii) the subsequent appointment of a successor Lead Borrower, which notice is signed by the respective Financial Officers of each Borrower; and (iii) written notice from such successive Lead Borrower accepting such appointment and acknowledging that from and after the date of such appointment, the newly appointed Lead Borrower shall be bound by the terms hereof, and that as used herein, the term “Lead Borrower” shall mean and include the newly appointed Lead Borrower.

                          ARTICLE III

Representations and Warranties

To induce the Credit Parties to make the Loans and to issue Letters of Credit, the Loan Parties, jointly and severally, make the following representations and warranties to each Credit Party with respect to each Loan Party:

SECTION 3.01 Existence, Qualification and Power; Compliance with Laws.

Each Loan Party and each of its Subsidiaries (a) is a Person duly organized or formed, validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party (including, with respect to the Borrowers, to borrow money and request Letters of Credit hereunder), (c) is duly qualified and in good standing under the Applicable Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Applicable Laws, orders, writs, injunctions and orders and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (c), (d) or (e), to the extent that failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  Schedule 3.01 annexed hereto sets forth, as of the Closing Date, each Loan Party’s name as it appears in official filings in its state of incorporation or organization, its organization type, and organization number, if any, issued by its state of incorporation or organization, and its federal employer identification number.

SECTION 3.02 Authorization; No Contravention.

The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party (a) are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action, and (b) do not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of (or requirement to create) any Lien under or require any payment to be made under (x) any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(x), to the extent that such conflict, breach, contravention or payment, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.03 Governmental Authorization; Other Consents.

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Security Documents, (c) the perfection or maintenance of the Liens created under the Security Documents (including the priority thereof) or (d) the exercise by the Administrative Agent or any Lender of their rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Security Documents, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

SECTION 3.04 Enforceability.

This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto.  This Agreement and each other Loan Document constitutes, a legal, valid and binding obligation of each such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

SECTION 3.05 Financial Statements; No Material Adverse Effect.

(a) (i)  The Audited Financial Statements fairly present in all material respects the financial condition of the Lead Borrower and its consolidated Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein and (ii) the Unaudited Financial Statements fairly present in all material respects the financial condition of the Lead Borrower and its consolidated Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein.

(b) Since January 30, 2010, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(c) As of the Closing Date, neither any Loan Party nor any Subsidiary has any material Indebtedness or other material obligations or liabilities (including liabilities for taxes and material commitments), direct or contingent other than (i) the liabilities reflected on Schedule 6.03, and (ii) obligations arising under this Agreement and the other Loan Documents.

(d) As of the Closing Date, the Financial Performance Projections attached hereto as Schedule 3.05(d), represent the Borrowers’ best good faith estimate of future financial performance and are based on assumptions believed by the Borrowers to be fair and reasonable in light of current market conditions, it being acknowledged and agreed by Administrative Agent and Lenders that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by such Financial Performance Projections may differ from the projected results set forth therein.

SECTION 3.06 Litigation.

There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Loan Party, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Lead Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (b) involve any of the Loan Documents, which could reasonably be expected to have a Material Adverse Effect.

SECTION 3.07 No Default.

Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any contractual obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

SECTION 3.08 Ownership of Property; Liens.

(a) Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except (i) for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes, (ii) Liens permitted by SECTION 6.01 and except (iii) where the failure to have such title could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Schedule 3.08(b)(i) sets forth the address (including county) of all Real Estate that is owned by the Loan Parties as of the Closing Date.  Schedule 3.08(b)(ii) sets forth the address of all Real Estate that is leased by the Loan Parties as of the Closing Date, together with a list of the lessor with respect to each such Lease.  Except as would not reasonably be expected to result in a Material Adverse Effect, each such Lease is in full force and effect and the Loan Parties are not in default of the terms thereof.

SECTION 3.09 Environmental Compliance.

(a) There are no claims, actions, suits, or proceedings alleging potential liability or responsibility for violation of, or otherwise relating to, any Environmental Law that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Except as specifically disclosed in Schedule 3.09(b) or except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) none of the properties currently or formerly owned, leased or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state, provincial or local list or is adjacent to any such property; (ii) to the knowledge of the Loan Parties, there are no, and never have been, any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed of on any property currently owned, leased or operated by any Loan Party or any of its Subsidiaries or, to its knowledge, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; (iii) to the knowledge of the Loan Parties, there is no asbestos or asbestos-containing material, the renewal or remediation of which is required by any Environmental Law, on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and (iv) to the knowledge of the Loan Parties, Hazardous Materials have not been released, discharged or disposed of by any Person on any property currently or formerly owned, leased or operated by any Loan Party or any of its Subsidiaries and Hazardous Materials have not otherwise been released, discharged or disposed of by any of the Loan Parties and their Subsidiaries at any other location.

(c) The properties owned, leased or operated by the Loan Parties and their Subsidiaries do not contain any Hazardous Materials in amounts or concentrations which (i) constitute, or constituted a violation of, (ii) require remedial action under, or (iii) could give rise to liability under, Environmental Laws, which violations, remedial actions and liabilities, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(d) Except as specifically disclosed in Schedule 3.09(d), neither any Loan Party nor any of their Subsidiaries is undertaking, or has completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law except for such investigation or assessment or remedial or response action that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(e) All Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect.

(f) Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, none of the Loan Parties and their Subsidiaries has contractually assumed any liability or obligation under or relating to any Environmental Law.

(g) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not require any notification, registration, filing, reporting, disclosure, investigation, remediation or cleanup pursuant to any applicable Environmental Law, except for any requirement the noncompliance with which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h) As of the Closing Date, the Borrowers have made available to the Administrative Agent and the Lenders all material documents, studies, and reports in the possession, custody or control of the Loan Parties concerning compliance with or liability under Environmental Law, including those concerning the actual or suspected existence of Hazardous Material at Real

Estate or facilities currently or formerly owned, operated, leased or used by the Loan Parties which could reasonably be expected to have a Material Adverse Effect.

SECTION 3.10 Taxes.

The Lead Borrower and its Subsidiaries have timely filed all federal, state and other material tax returns and reports required to be filed, and have timely paid all federal, state and other material Taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP.  There is no proposed tax assessment against the Loan Parties or any of their Subsidiaries that would, if made, have a Material Adverse Effect.  Neither any Loan Party nor any Subsidiary thereof is party to any tax sharing agreement.

SECTION 3.11 ERISA; Plan Compliance.

(a) Except as set forth in Schedule 3.11 or as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance in with the applicable provisions of ERISA, the Code, and other federal, state or provincial Applicable Laws (and the regulations and published interpretations thereunder).

(b) (i) No ERISA Event has occurred during the five year period prior to the date on which this representation is made or deemed made with respect to any Plan; (ii) no Plan has an “accumulated funding deficiency” (as defined in Section 412 of the Code), whether or not waived; (iii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this SECTION 3.11(b), as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(c) The Loan Parties are in compliance with the requirements of federal or state laws with respect to each Plan, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.  No fact or situation that may reasonably be expected to result in a Material Adverse Effect exists in connection with any Plan.  No Loan Party has any material withdrawal liability in connection with a Plan.  No Pension Event has occurred which could reasonably be expected to result in a Material Adverse Effect.  No lien has arisen, choate or inchoate, in respect of a Loan Party or its Subsidiaries or their property in connection with any Plan (except for contribution amounts not yet due).

SECTION 3.12 Subsidiaries; Equity Interests; Investments.

As of the Closing Date, neither the Lead Borrower nor any other Loan Party has any Subsidiaries other than those specifically disclosed in Schedule 3.12, and all of the outstanding

Capital Stock in their respective Subsidiaries has been validly issued, is fully paid and nonassessable and all Capital Stock owned by the Lead Borrower or any other Loan Party is owned free and clear of all Liens except (i) those created under the Security Documents, if any, and (ii) any nonconsensual Lien that is permitted under SECTION 6.01.  As of the Closing Date, Schedule 3.12 (a) sets forth the name and jurisdiction of each Subsidiary, (b) sets forth the ownership interest of the Lead Borrower and any other Subsidiary in each Subsidiary, including the percentage of such ownership and (c) identifies each Subsidiary that shall be a Borrower or a  Guarantor on the Closing Date.  Schedule 3.12 sets forth a complete and accurate list of all Investments held by any Loan Party or any Subsidiary of a Loan Party on the date hereof, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof

SECTION 3.13 Use of Proceeds; Margin Regulations; Investment Company Act.

(a) No Loan Party or Subsidiary is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock and no proceeds of any Loan or drawings under any Letter of Credit will be used for the purpose of purchasing or carrying Margin Stock, or any other purpose that violates Regulation U.  The value of the Margin Stock at any time owned by the Loan Parties and their Subsidiaries at any time a Credit Extension constitutes a “purpose credit” (within the meaning of Regulation U) does not exceed twenty-five percent (25.00%) of the value of the assets of either of the Borrowers only or the Loan Parties and their Subsidiaries taken as a whole.

(b) Neither the Lead Borrower nor any Subsidiary is or is required to be registered as an “investment company”, or is subject to regulation, under the Investment Company Act of 1940.

SECTION 3.14 Disclosure.

No report, financial statement, confidential information, memorandum, certificate or other written information furnished by or on behalf of any Loan Party to any Credit Party in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains or will contain any material misstatement of fact or omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or will be made, not materially misleading; provided that with respect to the Financial Performance Projections, the Lead Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such projections may vary from actual results and that such variances may be material.

SECTION 3.15 Intellectual Property; Licenses, Etc.

Each of the Loan Parties and their Subsidiaries own, license or possess the right to use, all of the trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, licenses, technology, software, know-how database rights, design rights and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses as currently conducted, and, without conflict with the rights of any Person, except to the extent such conflicts, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  No IP Rights, advertising, product, process, method, substance, part or other material used by any Loan Party or any Subsidiary in the operation of their respective businesses as currently conducted infringes upon any rights held by any Person except for such infringements, individually or in the aggregate, which could not reasonably be expected to have a Material Adverse Effect.  No claim or litigation regarding any of the IP Rights, is pending or, to the knowledge of any Loan Party, threatened against any Loan Party or Subsidiary, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 3.16 Solvency.

Immediately after giving effect to the application of the proceeds of all extensions of credit (including those made on the Closing Date), (a) the fair value of the assets of the Lead Borrower and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Lead Borrower and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Lead Borrower and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured; and (d) the Lead Borrower and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital.  For purposes of this SECTION 3.16, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.

SECTION 3.17 No Casualty, Etc.

Neither the businesses nor the properties of any Loan Party or any Subsidiary thereof are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 3.18 Insurance.

The properties of the Lead Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrowers, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Lead Borrower or the applicable Subsidiary operates.

SECTION 3.19 Compliance with Laws and Agreements.

Each Loan Party is in compliance with all Applicable Law and Material Contracts, except where the failure to comply, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.  Without limiting the generality of the foregoing, each Loan Party has obtained all permits, licenses and other authorizations which are required with respect to the ownership and operations of its business, except where the failure to obtain such permits, licenses or other authorizations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  Each Loan Party is in compliance with all terms and conditions of all such permits, licenses, orders and authorizations, except where the failure to comply with such terms or conditions, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.20 Labor Matters.

There are no strikes, work stoppages, slowdowns or lockouts existing, pending (or, to the knowledge of any Loan Party, threatened) against or involving any Loan Party or any Subsidiary of any Loan Party, except for those that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.  Except as set forth in Schedule 3.20, as of the Closing Date, (a) there is no collective bargaining or similar agreement with any union, labor organization, works council or similar representative covering any employee of any Loan Party or any Subsidiary of any Loan Party, (b) no petition for certification or election of any such representative is existing or pending with respect to any employee of any Loan Party or any Subsidiary of any Loan Party and (c) no such representative has sought certification or recognition with respect to any employee of any Loan Party or any Subsidiary of any Loan Party.

SECTION 3.21 Security Documents.

The Security Documents create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein as security for the Obligations to the extent that a legal, valid, binding and enforceable security interest in such Collateral may be created under any Applicable Law of the United States and any states thereof, including, without limitation, the Uniform Commercial Code and the Security Documents constitute, or will upon the filing of financing statements and the obtaining of “control”, in each case, as applicable, with respect to the relevant Collateral as required under the Uniform Commercial Code, the creation of a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Borrowers and each Guarantor thereunder in such Collateral, in each case prior and superior in right to any other Person (other than (x) Permitted Encumbrances having priority under Applicable Law and (y) Permitted Junior Liens having priority over Secondary Collateral), except as permitted hereunder or under any other Loan Document, in each case to the extent that a security interest may be perfected by the filing of a financing statement under the UCC or by obtaining “control”.

                               ARTICLE IV

Conditions

SECTION 4.01 Conditions to Effectiveness of Credit Agreement.

The effectiveness of this Agreement and the obligation of the Lenders to make each Loan and of the Issuing Bank to issue each Letter of Credit on the Closing Date is subject to the satisfaction by the Loan Parties or the waiver of each of the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received from each Loan Party and each Lender either (i) a counterpart of this Agreement and all other Loan Documents signed on behalf of each such party thereto or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic .pdf copy of a signed signature page of this Agreement or any other relevant Loan Document) that each such party has signed a counterpart of this Agreement and all other Loan Documents to which it is a party.

(b) The Administrative Agent shall have received a notice with respect to any Borrowing to be made on the Closing Date or any Letter of Credit to be issued on the Closing Date, as the case may be, as required by Article II, and in the case of the issuance of a Letter of Credit, the Issuing Bank shall have received notice with respect thereto in accordance with SECTION 2.11.

(c) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Closing Date) of Maynard, Cooper & Gale P.C., counsel for the Loan Parties and each local counsel to the Loan Parties set forth on Schedule 4.01(c), in each case covering such matters relating to the Loan Parties, the Loan Documents or the transactions contemplated thereby as the Administrative Agent shall reasonably request.  The Loan Parties hereby request such counsel to deliver such opinions.

(d) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization (or similar organizational document), including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party, the Transactions and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i)

above, and (E) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

(e) (i) The Administrative Agent shall have received the results of (x) searches of the Uniform Commercial Code filings (or equivalent filings) and (y) judgment and tax lien searches, made with respect to the Loan Parties in the states or other jurisdictions of formation of such Person and with respect to such other locations and names listed on the Perfection Certificate, together with (in the case of clause (y)) copies of the financing statements (or similar documents) disclosed by such search, and (ii) the Administrative Agent shall have received evidence of the completion of all other actions, recordings and filings of or with respect to the Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created thereby on a first priority basis, including, without limitation, proper financing statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement and Blocked Account Agreements and the control agreements with respect to securities accounts, in each case required pursuant to the Loan Documents and duly executed by the appropriate parties.

(f) The Administrative Agent shall have received a certificate of a Responsible Officer of the Lead Borrower either (A) attaching copies of all material consents, licenses and approvals required in connection with the consummation by each Loan Party of the Transactions, the execution, delivery and performance by each Loan Party and/or the validity against each Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required.

(g) The Administrative Agent shall have received an Inventory appraisal and field exam of a recent date in respect of the assets of the Loan Parties and their Subsidiaries, which shall be in form and substance and with results satisfactory to Administrative Agent.

(h) The Administrative Agent shall have received a certificate of a Responsible Officer of the Lead Borrower certifying (i) that the conditions specified in SECTIONS 4.02(b) and (c) have been satisfied.

(i) All principal, premium, if any, interest, fees and other amounts due or outstanding under the Existing Credit Agreement shall have been paid in full, the commitments thereunder terminated and all guarantees and security in support thereof discharged and released and the Administrative Agent shall have received reasonably satisfactory evidence thereof.

(j) The Administrative Agent shall have received evidence reasonably satisfactory to it that immediately after giving effect to the Transactions, including all Credit Extensions on the Closing Date, Excess Availability shall not be less than an amount equal to $90,000,000.

(k) The Administrative Agent shall have received all documentation and other information about the Loan Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

(l) (i) Since January 30, 2010, there shall not have occurred any Material Adverse Effect and (ii) the Administrative Agent shall have received a certificate from a Responsible Officer of the Lead Borrower certifying as to the matters set forth in this SECTION 4.01(l).

(m) The Administrative Agent shall have received an acceptable Borrowing Base Certificate dated the Closing Date, and executed by a Financial Officer of the Lead Borrower.

(n) The Administrative Agent shall have received evidence of the Loan Parties’ insurance together with endorsements thereto, naming the Administrative Agent, on behalf of the Lenders, as an additional insured or loss payee, as the case may be, all as and to the extent required by the Loan Documents.

(o) The Administrative Agent, the Arranger and the Lenders shall have received all amounts due under the Fee Letter and all other applicable fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced prior to the Closing Date, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

(p) The Administrative Agent shall have received the Financial Performance Projections (after giving effect to the Transactions), in form and substance, and with results, reasonably satisfactory to the Administrative Agent.

(q) The Administrative Agent shall have received such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the Issuing Bank, the Swingline Lender or any Lender reasonably may require.

SECTION 4.02 Conditions Precedent to Each Credit Extension.

The obligation of the Lenders to make each Loan and of the Issuing Bank to issue each Letter of Credit (or to amend, renew or extend (other than automatic renewal or extensions) of an outstanding Letter of Credit) on and after the Closing Date is subject to the satisfaction by the Loan Parties or the waiver of each of the following conditions precedent:

(a) The Administrative Agent shall have received, in the case of a Borrowing, a Borrowing Request as required by SECTION 2.04 or SECTION 2.06, and in the case of the issuance, amendment, renewal or extension of a Letter of Credit, the Issuing Bank shall have received notice with respect thereto in accordance with SECTION 2.11.

(b) All representations and warranties contained in this Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects with the same effect as if made on and as of such date, other than representations and warranties that relate solely to an earlier date; and

(c) Both before and after giving effect to each Credit Extension, (i) no Default or Event of Default shall have occurred and be continuing and (ii) Excess Availability shall not be less than zero (0).

The request by the Borrowers for, and the acceptance by the Borrowers of, each Credit Extension shall be deemed to be a representation and warranty by the Loan Parties that the conditions specified in this SECTION 4.02 have been satisfied at that time and that after giving effect to such extension of credit the Borrowers shall continue to be in compliance with the then Borrowing Base.  The conditions set forth in this SECTION 4.02 are for the sole benefit of the Administrative Agent and each other Credit Party and may be waived by the Administrative Agent (with the consent of the Required Lenders), in whole or in part, without prejudice to the rights of the Administrative Agent or any other Credit Party.

                     ARTICLE V

Affirmative Covenants

Until (i) the Total Commitments have expired or been terminated, (ii) the principal of and interest on each Loan and all fees and other Obligations (other than contingent indemnity obligations with respect to then unasserted claims and the Other Liabilities) shall have been paid in full, (iii) all Letters of Credit shall have expired or terminated (or been Cash Collateralized or backstopped in a manner reasonably satisfactory to the Issuing Bank) and (iv) all Letter of Credit Outstandings have been reduced to zero (or Cash Collateralized or backstopped in a manner reasonably satisfactory to the Issuing Bank), each Loan Party covenants and agrees with the Credit Parties that:

SECTION 5.01 Financial Statements.

The Borrowers will deliver to the Administrative Agent for prompt further distribution to each Lender:

(a) as soon as available, but in any event within ninety (90) days after the end of each Fiscal Year of the Lead Borrower, (i) a Consolidated balance sheet of the Lead Borrower and its Subsidiaries as at the end of such Fiscal Year, and the related Consolidated statements of income or operations, stockholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP consistently applied, audited and accompanied by a report and opinion of Grant Thornton LLP or any other independent registered public accounting firm that in the commercially reasonable opinion of the Administrative Agent is of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or explanatory paragraph or any qualification or exception as to the scope of such audit and shall be to the effect that such financial statements fairly represent the financial condition and results of operations of the Lead Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and (ii) a management’s discussion and analysis, in a form reasonably satisfactory to the Administrative Agent, of the financial condition and results of operations of the Lead Borrower for such Fiscal Year, as compared to amounts for the previous Fiscal Year;

(b) as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year of the Lead Borrower, (i) a Consolidated balance sheet of the Lead Borrower and its Subsidiaries as at the end of such Fiscal Quarter, and the related (A) Consolidated statements of income or operations for such Fiscal Quarter and for the portion of the Fiscal Year then ended and (B) Consolidated statements of cash flows for the portion of the Fiscal Year then ended, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year or the previous Fiscal Year end, all in reasonable detail and certified by a Responsible Officer of the Lead Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Lead Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and (ii) a management’s discussion and analysis, in a form reasonably satisfactory to the Administrative Agent, of the financial condition and results of operations of the Lead Borrower for such Fiscal Quarter and the then elapsed portion of the fiscal year, as compared to the comparable periods in the previous fiscal year;

(c) as soon as available, but in any event within thirty (30) days after the end of each Fiscal Month of the Lead Borrower, a Consolidated balance sheet of the Lead Borrower and its Subsidiaries as at the end of each such Fiscal Month, and the related (A) Consolidated statements of income or operations for such Fiscal Month and for the portion of the Fiscal Year then ended and (B) Consolidated statements of cash flows for the portion of the Fiscal Year then ended, setting forth in each case in comparative form the figures for the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer of the Lead Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Lead Borrower and its Subsidiaries;

(d) as soon as available, and in any event no later than ninety (90) days after the commencement of each Fiscal Year of the Lead Borrower, (i) a detailed Consolidated budget by month for such Fiscal Year (including a projected Consolidated balance sheet of the Lead Borrower and its Subsidiaries, the related Consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto), (ii) the projected Borrowing Base and (iii) Excess Availability forecasts, in each case, as of the end of each month of such Fiscal Year, and, as soon as available, significant revisions, if any, of such budget and projections with respect to such Fiscal Year (collectively, the “Projections”), which Projections shall in each case be in form and substance satisfactory to the Administrative Agent and accompanied by a certificate of a Responsible Officer stating that such Projections are based on estimates, information and assumptions believed to be reasonable and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

(e) As soon as available, and in any event no later than seventeen (17) days after the end of each Fiscal Month (or such longer period as the Administrative Agent may agree in its reasonable discretion but in any event not to exceed twenty-one (21) days), a Borrowing Base

Certificate, showing the Borrowing Base as of the close of business on the last day of such Fiscal Month, provided, however, that if (A) any Event of Default has occurred and is continuing or (B) Excess Availability is at any time less than the greater of (x) twenty percent (20.00%) of the Maximum Borrowing Amount at such time and (y) $24,000,000, then such Borrowing Base Certificate shall be furnished on Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding Business Day), as of the close of business on the immediately preceding Saturday until the date on which, in the case of clause (A) above, such Event of Default is waived or cured or, in the case of clause (B) above, Excess Availability has been greater than the greater of (I) twenty percent (20.00%) of the Maximum Borrowing Amount and (II) $24,000,000, in each case for sixty (60) consecutive calendar days after the occurrence of such event; and

(f) promptly upon receipt thereof, copies of all management letters from the Loan Parties’ independent certified public accountants submitted by such accountants to management in connection with their annual audit (i) commenting on any material weakness in the Loan Parties’ internal controls, and (ii) commenting on any other matters relating to the Loan Parties’ internal controls.

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this SECTION 5.01 may be satisfied with respect to financial information of the Lead Borrower and its Subsidiaries by furnishing (A) the Consolidated financial statements of Lead Borrower, or (B) the Lead Borrower’s Form 10-K or 10-Q, as applicable, filed with the SEC, and (ii) to the extent such information is in lieu of information required to be provided under SECTION 5.01(a), such materials are accompanied by a report and opinion of Grant Thornton LLP or any other independent registered public accounting firm that in the commercially reasonable opinion of the Administrative Agent is of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or explanatory paragraph or exception as to the scope of such audit and shall be to the effect that such financial statements fairly represent the financial condition and results of operations of the Lead Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

SECTION 5.02 Certificates; Other Information.

The Borrowers will deliver to the Administrative Agent for prompt further distribution to each Lender:

(a) contemporaneously with the delivery of the financial statements referred to in SECTION 5.01(a), SECTION 5.01(b) and SECTION 5.01(c) (or the date on which such delivery is required), a duly completed Compliance Certificate signed by a Responsible Officer of the Lead Borrower in the form of Exhibit E hereto (a “Compliance Certificate”) (i) certifying as to whether a Default or Event of Default has occurred and, if a Default or Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations with respect to the Consolidated Fixed Charge Coverage Ratio for the relevant period (whether or not the Borrowers are subject to the Consolidated Fixed Charge Coverage Ratio in SECTION 6.16), (iii) detailing all Store openings and Store closings during the immediately preceding fiscal period, and stating the aggregate number of the Loan Parties’ Stores as of the first day of the current fiscal period, and (iv) setting forth in reasonable detail the status of rental payments for each of the Loan Parties’ (A) warehouses and distribution centers, and (B) other leased locations in the Landlord Lien States designated by the Administrative Agent in its commercially reasonable judgment (which, as of the Closing Date, are Washington, Pennsylvania and Virginia), and (v) stating whether any change in GAAP or in the application thereof (other than those changes which are not materially relevant to the Lead Borrower’s audited financial statements) has occurred since the date of the Lead Borrower’s most recent audited financial statements and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such Compliance Certificate (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email in .pdf format and shall be deemed to be an original authentic counterpart thereof for all purposes);

(b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which the Lead Borrower files with the SEC or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(c) promptly after the furnishing thereof, copies of any notices received by any Loan Party or any Subsidiary (other than in the ordinary course of business) or statements or reports furnished to any holder of Indebtedness or debt securities of any Loan Party or of any of its Subsidiaries and not otherwise required to be furnished to the Lenders pursuant to any other clause of this SECTION 5.02;

(d) together with the delivery of each Compliance Certificate pursuant to SECTION 5.02(a), a report setting forth the information required by SECTION 203(c) of the Security Agreement or confirming that there has been no change in such information since the Closing Date or the date of the last such report);

(e) The financial and collateral reports described on Schedule 5.02(e) hereto, at the times set forth in such Schedule 5.02(e);

(f) promptly when available, (i) a copy of the acquisition agreement and other acquisition documents relating to any Permitted Acquisition and (ii) updated schedules to this Agreement and the Security Agreement after giving effect to such Permitted Acquisition;

(g) at least five (5) Business Days prior to the making of any Specified Payment, a certificate of a Responsible Officer of the Lead Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying that the conditions specified in clauses (a), (b) and (c) of the definition of “Payment Conditions” have been satisfied (or such other conditions as may be applicable to such Specified Payment, as the case may be) and attaching reasonably detailed calculations demonstrating that the conditions specified in clauses (b) and (c) of the definition of “Payment Conditions” are satisfied (or such other conditions as may be applicable to such Specified Payment, as the case may be), with such supporting documentation as the Administrative Agent may reasonably request; and

(h) promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.

Documents required to be delivered pursuant to SECTION 5.01(a), SECTION 5.01(b), SECTION 5.01(c) or SECTION 5.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Lead Borrower posts such documents, or provides a link thereto on the Lead Borrower’s website on the Internet at the website address listed on Schedule 9.02; or (ii) on which such documents are posted on the Lead Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that:  (i) upon written request by the Administrative Agent, the Lead Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Lead Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

Each Borrower hereby acknowledges that (a) the Administrative Agent and/or MLPF&S will make available to the Lenders and the Issuing Bank materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrowers or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities.  Each Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” each Borrower shall be deemed to have authorized the Administrative Agent, MLPF&S, the Issuing Bank and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Lead Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in SECTION 9.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and MLPF&S shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”  Notwithstanding the foregoing, the Borrowers shall be under no obligation to mark any Borrower Materials “PUBLIC”.

SECTION 5.03 Notices.

Promptly after obtaining knowledge thereof, the Borrowers shall notify the Administrative Agent in writing:

(a) of the occurrence of any Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto;

(b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including arising out of or resulting from (i) breach or non-performance of, or any default or event of default under, a contractual obligation of any Loan Party or any Subsidiary, (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary and any Governmental Authority, (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary thereof, (iv) any strikes, lockouts or slowdowns against any Loan Party, or (v) the occurrence of any ERISA Event or any Pension Event;

(c) Any material change in any Loan Party’s financial reporting practices;

(d) The filing of any Lien for unpaid Taxes against any Loan Party in excess of $2,000,000;

(e) The discharge by any Loan Party of its present independent accountants or any withdrawal or resignation by such independent accountants;

(f) Any casualty or other insured damage to any portion of the Collateral included in the Borrowing Base in excess of $2,000,000, or the commencement of any action or proceeding for the taking of any interest in a portion of the Collateral included in the Borrowing Base in excess of $2,000,000 or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding;

(g) The occurrence of any ERISA Event;

(h) Any downgrade in any Loan Party’s debt rating with any rating agency that falls below investment grade;

(i) Any new dispute, litigation, investigation, proceeding or suspension or the occurrence of any material development in any dispute, litigation, investigation, proceeding or suspension existing as of the Closing Date, or any judgments or determinations in any of the foregoing, at any time which would reasonably be expected to result in (x) liabilities in excess of $4,000,000 (excluding amounts covered by insurance, but solely to the extent the relevant independent third party insurer has not denied coverage therfor) or (y) a Material Adverse Effect;

(j) the creation, establishment or acquisition of any Subsidiary or the issuance by or to any Loan Party of any Stock or Stock Equivalent with respect to any Subsidiary that is not an Immaterial Subsidiary;

(k) any incurrence of Debt in excess of $10,000,000 or dispositions of Collateral (other than in the Ordinary Course of Business) with a fair market value in excess of $10,000,000, in each case, by any Loan Party;

(l) As required by SECTION 5.14; and

(m) The receipt of any notice of default by a Loan Party under, or notice of termination of, any Lease for any of the Loan Parties’ distribution centers or warehouses.

Each notice pursuant to this Section shall be accompanied by a written statement of a Responsible Officer of the Lead Borrower (x) that such notice is being delivered pursuant to this SECTION 5.03, and (y) setting forth details of the occurrence referred to therein and stating what action the Borrowers have taken and proposes to take with respect thereto.

SECTION 5.04 Payment of Taxes, Etc.

The Loan Parties shall pay, discharge or otherwise satisfy as the same shall become due and payable, (a) all its Indebtedness and other obligations in accordance with their terms and (b) all its obligations and liabilities in respect of Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, except, (x) in the case of either clause (a) or (b), to the extent the failure to pay, discharge or otherwise satisfy the same could not reasonably be expected to have a Material Adverse Effect and (y) in the case of clause (b), where the validity or amount thereof is being contested in good faith by appropriate actions and such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation.

SECTION 5.05 Preservation of Existence, Etc.

The Loan Parties shall (a) preserve, renew and maintain in full force and effect their legal existence under the Applicable Laws of the jurisdiction of its organization except in a transaction permitted by SECTION 6.04 or SECTION 6.05, and (b) take all reasonable action to maintain all rights, privileges (including its good standing), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except (i) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect or (ii) pursuant to a transaction permitted by SECTION 6.04 or SECTION 6.05.

SECTION 5.06 Maintenance of Properties.

Unless the failure to do so could not reasonably be expected to have a Material Adverse Effect, each Loan Party shall (a) maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted, and (b) make all necessary renewals, replacements, modifications, improvements, upgrades, extensions and additions thereof or thereto in accordance with prudent industry practice.

SECTION 5.07 Maintenance of Insurance.

(a) The Loan Parties shall maintain with financially sound and reputable insurance companies, insurance with respect to their properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Lead Borrower and its Subsidiaries) as are customarily carried under similar circumstances by such other Persons.  The Loan Parties shall furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

(b) Casualty, loss, fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to real property) and a lenders’ loss payable clause (regarding personal property), in form and substance reasonably satisfactory to the Administrative Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Administrative Agent (provided that the Administrative Agent’s application of such proceeds shall be subject to Section 2.15(E)), (ii) a provision to the effect that none of the Loan Parties, Credit Parties (in their capacity as such) or any other Affiliate of a Loan Party shall be a co-insurer (the foregoing not being deemed to limit the amount of self-insured retention or deductibles under such policies, which self-insured retention or deductibles shall be consistent with business practices in effect on the Closing Date or as otherwise determined by the Responsible Officers of the Loan Parties acting reasonably in their business judgment), and (iii) such other provisions as the Administrative Agent may reasonably require from time to time to protect the interests of the Credit Parties. Commercial general liability policies shall be endorsed to name the Administrative Agent as an additional insured. Each endorsement to such casualty or liability policy referred to in this SECTION 5.07(b) shall also provide that it shall not be canceled, modified in any manner that would cause this SECTION 5.07 to be violated, or not renewed (i) by reason of nonpayment of premium except upon not less than ten (10) days’ prior written notice thereof by the insurer to the Administrative Agent (giving the Administrative Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than thirty (30) days’ prior written notice thereof by the insurer to the Administrative Agent.  The Borrowers shall deliver to the Administrative Agent, prior to the cancellation, modification or non-renewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent, including an insurance binder) together with evidence satisfactory to the Administrative Agent of payment of the premium therefor.

SECTION 5.08 Compliance with Laws and Material Contracts.

Each Loan Party shall (a) comply in all material respects with the requirements of all Applicable Laws applicable to it or to its business or property, except where the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect and (b)

perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so, other than where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.09 Books and Records.

Each Loan Party shall maintain proper books of record and account, in which entries that are full, true and correct in all material respects shall be made of all material financial transactions and matters involving the assets and business of the Lead Borrower or its Subsidiaries, as the case may be and shall cause financial statements to be prepared in conformity with GAAP consistently applied.

SECTION 5.10 Inspection Rights.

(a) Each Loan Party will permit any representatives designated by the Administrative Agent, upon reasonable prior notice and at the expense of the Borrowers, to visit and inspect its properties, to discuss its affairs, finances and condition with its officers and to examine and make extracts from its books and records, all at such reasonable times during normal business hours and as may be reasonably requested upon reasonable advance notice to the Lead Borrower.  Nothing contained in this SECTION 5.10(a) shall be deemed to limit or modify the rights of the Administrative Agent under SECTION 5.10(b) hereof.

(b) Each Loan Party will from time to time upon the request of the Administrative Agent, permit the Administrative Agent or professionals (including consultants, accountants, lawyers, examiners and appraisers) retained by the Administrative Agent, on reasonable prior notice, to conduct Collateral appraisals and commercial finance examinations, including, without limitation, of (i) the Borrowers’ practices in the computation of the then Borrowing Base, and (ii) the assets included in the Borrowing Base and related financial and Collateral information such as, but not limited to, sales, gross margins, payables, accruals and reserves.  Subject to the following, the Loan Parties shall pay the reasonable out-of-pocket fees and expenses of the Administrative Agent or such professionals with respect to all such evaluations, appraisals and examinations.

(i) The Administrative Agent shall conduct one (1) commercial finance examination during each twelve-month period, at the Loan Parties’ expense; provided that, (A) if the rolling ten (10) day average Excess Availability is less than seventy-five percent (75.00%) of the Maximum Borrowing Amount at any time during such twelve-month period, the Administrative Agent may conduct up to two (2) commercial finance examinations during such twelve-month period, each at the Loan Parties’ expense, and (B) if Excess Availability is less than the greater of (x) $24,000,000 or (y) twenty percent (20.00%) of the Maximum Borrowing Amount at any time during such twelve-month period, the Administrative Agent may conduct up to three (3) commercial finance examinations during such twelve-month period, each at the Loan Parties’ expense.  Notwithstanding anything to the contrary contained herein, the Administrative Agent (A) may undertake one (1) additional commercial finance examination during any twelve-month period at the expense of the Lenders, and (B) after the occurrence and during the continuance of any Event of Default, may cause such additional commercial finance examinations to be taken as the Administrative Agent, in its reasonable discretion, determines are appropriate (each, at the expense of the Loan Parties).

(ii) The Administrative Agent shall conduct one (1), and may conduct an additional, (for an aggregate of two (2)) appraisals of the Loan Parties’ Inventory during any twelve-month period, each at the Loan Parties’ expense; provided that, (A) if Excess Availability is less than the greater of (i) $24,000,000 or (ii) twenty percent (20.00%) of the Maximum Borrowing Amount at any time during such twelve-month period, the Administrative Agent may conduct up to three (3) appraisals of the Loan Parties’ Inventory during such twelve-month period, each at the Loan Parties’ expense.  Notwithstanding anything to the contrary contained herein, the Administrative Agent (A) may undertake one (1) additional Inventory appraisal in each twelve-month period at the sole expense of the Lenders, and (B) after the occurrence and during the continuance of any Event of Default, may cause such additional Inventory appraisals to be taken as the Administrative Agent, in its reasonable discretion, determines are appropriate (each, at the expense of the Loan Parties).

(c) The Loan Parties shall at all times retain independent certified public accountants that in the commercially reasonable opinion of the Administrative Agent are of national standing and shall instruct such accountants to cooperate with, and be available to, the Administrative Agent or its representatives to discuss the annual audited statements, the Loan Parties’ financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants for such audited statements, as may be raised by the Administrative Agent.

SECTION 5.11 Covenant to Become a Loan Party and Give Security.

At the Borrowers’ expense, the Loan Parties shall take all action necessary or reasonably requested by the Administrative Agent to ensure that all Persons who are obligated to become a Loan Party, including, without limitation, any Persons acquired in a Permitted Acquisition, and to grant Liens in favor of the Administrative Agent in the Collateral shall have done so, including:

(a) upon the formation or acquisition of any new direct or indirect wholly owned Subsidiary (in each case, other than an Excluded Subsidiary) by any Loan Party:

(i) within thirty (30) days after such formation, acquisition or designation or such longer period as the Administrative Agent may agree in its discretion:

(A) cause each such Subsidiary to become a Loan Party and execute and deliver to the Administrative Agent a Joinder Agreement;

(B) cause each such Subsidiary that is required to become a Loan Party to furnish to the Administrative Agent a description of the real and immovable properties owned or leased by the Lead Borrower or such Subsidiary, as applicable, in detail reasonably satisfactory to the Administrative Agent;

(C) cause (x) each such Subsidiary that is required to become a Loan Party to duly execute and deliver to the Administrative Agent a Security Agreement, a Facility Guarantee and any other Security Document, as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Security Documents in effect on the Closing Date), in each case granting Liens to the Administrative Agent to secure the Obligations and (y) each direct or indirect parent of each such Subsidiary that is required to be a Loan Party to duly execute and deliver to the Administrative Agent a Security Agreement, a Facility Guarantee and such other Security Documents as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Security Documents in effect on the Closing Date), in each case granting Liens to the Administrative Agent to secure the Obligations;

(D) take and cause each such Subsidiary and each direct or indirect parent of such Subsidiary to take whatever action (including the filing of UCC financing statements) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid Liens to the extent required under the Loan Documents, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general principles of equity,

(ii) within thirty (30) days after the request therefor by the Administrative Agent, deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Credit Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this SECTION 5.11(a) as the Administrative Agent may reasonably request.

(b) After the Closing Date, concurrently with the acquisition of any material personal property by any Loan Party or of any personal property in connection with a Permitted Acquisition, and if such personal property shall not already be subject to a perfected Lien in favor of the Administrative Agent, the Borrowers shall give notice thereof to the Administrative Agent and promptly thereafter shall cause such assets to be subjected to a Lien to the extent required by the Loan Documents and will take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien.

SECTION 5.12 Compliance with Environmental Laws.

Except, in each case, to the extent that the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Loan Parties shall comply, and take all reasonable actions to cause all lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and permits; obtain and renew all permits necessary for its operations and properties; and, in each case to the extent required by Environmental Laws, conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws.

SECTION 5.13 Further Assurances.

Each Loan Party will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any Applicable Law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties.  Without limiting the foregoing, the Loan Parties shall use commercially reasonable efforts to obtain a Collateral Access Agreement from any Person from whom a Loan Party enters into a Lease after the Closing Date for a warehouse or distribution center prior to entering into such Lease.

SECTION 5.14 Information Regarding Loan Parties and Collateral.

The Borrowers will furnish to the Administrative Agent prompt written notice of any change in: (a) any Loan Party’s name; (b) the location of any Loan Party’s chief executive office or its principal place of business; (c) any Loan Party’s organizational structure or jurisdiction of incorporation or formation; or (d) any Loan Party’s Federal Taxpayer Identification Number or organizational identification number assigned to it by its state or province of organization. The Loan Parties agree not to effect or permit any change referred to in the preceding sentence unless all filings, publications and registrations, have been made (or will be made in a timely fashion) under the UCC or other Applicable Law that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest to the extent required under the Security Documents (subject only to Permitted Encumbrances having priority under Applicable Law) in all the Collateral for its own benefit and the benefit of the other Secured Parties.

SECTION 5.15 Physical Inventories.

The Loan Parties, at their own expense, shall cause not less than one (1) physical count of Inventory to be undertaken in each twelve (12) month period (or alternatively, periodic cycle counts) in conjunction with the preparation of its annual audited financial statements, conducted following such methodology as is consistent with the methodology used in the immediately preceding Inventory (or cycle count) or as otherwise may be reasonably satisfactory to the Administrative Agent.  Following the completion of such Inventory count, and in any event by the next date required for the delivery of a Borrowing Base Certificate hereunder, the Borrowers shall deliver the results of such physical inventory to the Administrative Agent and shall post such results to the Loan Parties’ stock ledgers and general ledgers, as applicable.

SECTION 5.16 Use of Proceeds of Credit Extensions.

The proceeds of all Credit Extensions will be used only (a) to refinance existing Indebtedness of the Lead Borrower and its Subsidiaries (including under the Existing Credit Agreement), (b) to pay fees and expenses incurred in connection with the Transactions, and (c) for general corporate purposes not in contravention of any Applicable Law or of any Loan Document.  No part of the proceeds of any Credit Extension will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the FRB, including Regulations U and X.

SECTION 5.17 Pension Plans.

Each Loan Party shall cause each of its Plans to be duly qualified and administered in all respects in compliance with all Applicable Laws, and the terms of the Plans and any agreements relating thereto, except for such non-compliance as would not reasonably be expected to have a Material Adverse Effect.  Each Loan Party and each of its Subsidiaries shall use reasonable commercial efforts to ensure that it, except where failure to do so would not reasonably be expected to have a Material Adverse Effect: (a) has no Unfunded Pension Liability in respect of any Plan, including any Plan to be established and administered by it or them; and (b) does not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that could reasonably be expected to result in liability.

SECTION 5.18 Lien Searches.

Promptly following receipt of the acknowledgment copy of any financing statements filed under the Uniform Commercial Code in any jurisdiction or any other Lien filed in any filing office in any jurisdiction (other than any Liens filed by Administrative Agent), deliver to Administrative Agent completed requests for information listing such financing statement or Lien filing and all other effective financing statements or Lien filings filed in such jurisdiction that name any Loan Party as debtor, together with copies of such other financing statements or Lien filings.

SECTION 5.19 Designation as Senior Indebtedness.

Designate all Obligations as “Designated Senior Indebtedness” (or such other similar term) under, and defined in, any documents, agreements or indentures relating to or evidencing any Subordinated Indebtedness and all supplements thereto.

SECTION 5.20 Lease Obligations.

Each Credit Party shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or public warehouse where any Collateral is or may be located, except for such payments or other obligations that (i) are being contested in good faith by appropriate proceedings diligently conducted and (ii) for which adequate reserves in accordance with GAAP are being maintained by such Person.

ARTICLE VI

Negative Covenants

Until (i) the Total Commitments have expired or been terminated, (ii) the principal of and interest on each Loan and all fees and other Obligations (other than contingent indemnity obligations with respect to then unasserted claims and the Other Liabilities) shall have been paid in full, (iii) all Letters of Credit shall have expired or terminated (or been Cash Collateralized or backstopped in a manner reasonably satisfactory to the Issuing Bank) and (iv) all Letter of Credit Outstandings have been reduced to zero (or Cash Collateralized or backstopped in a manner reasonably satisfactory to the Issuing Bank), each Loan Party covenants and agrees with the Credit Parties that:

SECTION 6.01 Liens.

No Loan Party will, nor will any Loan Party permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following (each a “Permitted Encumbrance”):

(a) Liens securing any Obligations;

(b) Liens existing on the Closing Date and listed on Schedule 6.01 and any modifications, replacements, renewals or extensions thereof; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under SECTION 6.03, and (B) proceeds and products thereof, (ii) the direct or any contingent obligor with respect thereto is not changed, and (iii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by SECTION 6.03;

(c) Liens for Taxes, assessments or governmental charges which are not required to be paid pursuant to SECTION 5.04;

(d) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens imposed by Applicable Law arising in the ordinary course of business which secure amounts not overdue for a period of more than thirty (30) days and no other action has been taken to enforce such Lien or which are being contested in good faith and by appropriate actions diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP and such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation;

(e) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrowers or any Subsidiary;

(f) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

(g) easements, rights-of-way, restrictions, encroachments, servitudes, rights of way, licenses, protrusions, site plan agreements, development agreements, contract zoning agreements and other similar encumbrances, rights, agreements and minor title defects affecting real property which, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of the Lead Borrower or any Subsidiary (other than an Immaterial Subsidiary);

(h) Liens securing judgments for the payment of money not constituting an Event of Default under SECTION 7.01(h);

(i) Liens securing Indebtedness permitted under SECTION 6.03(e); provided that (i) such Liens attach concurrently with or within ninety (90) days after the acquisition, repair, replacement, construction or improvement (as applicable) of the property subject to such Liens and, in the case of any acquisition, the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition, (ii) such Liens do not at any time encumber any property except for accessions to such property other than the property financed by such Indebtedness and the proceeds and the products thereof, (iii) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for accessions to such assets) other than the assets subject to such Capitalized Leases, and (iv) Liens securing any Permitted Refinancing of Indebtedness under SECTION 6.03(e), provided that such Liens do not extend to any property that was not subject to the Lien securing the Indebtedness being refinanced;

(j) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of any Loan Party or any Subsidiary thereof, or (ii) secure any Indebtedness;

(k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business which payments are not overdue and no other action has been taken to enforce such Lien or which are being contested in good faith and by appropriate actions diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP and such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation;

(l) Liens (i) arising by operation of law under Article 4 of the UCC in connection with collection of items provided for therein, and (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry;

(m) Liens existing on the property (other than on Inventory and Accounts) of any Person at the time such Person becomes a Subsidiary after the Closing Date (other than Liens on the Capital Stock of any Person that becomes a Subsidiary); provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Subsidiary, and (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and accessions or additions thereto);

(n) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Lead Borrower or any of its Subsidiaries in the ordinary course of business permitted by this Agreement;

(o) Liens arising from precautionary UCC filings regarding “true” operating leases or the consignment of goods to a Loan Party; and

(p) Liens securing Indebtedness permitted pursuant to SECTION 6.03(h); provided that such Liens shall at all times constitute Permitted Junior Liens.

The designation of a Lien as a Permitted Encumbrance shall not limit or restrict the ability of the Administrative Agent to establish any Reserve relating thereto.

SECTION 6.02 Investments.

No Loan Party shall, nor shall any Loan Party permit any Subsidiary to, make or hold any Investments, except the following (each a “Permitted Investment”):

(a) Investments held by the Loan Parties and their Subsidiaries in the form of Cash Equivalents;

(b) loans or advances to officers, directors and employees of the Loan Parties and their Subsidiaries in an aggregate amount not to exceed $2,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(c) Investments (i) by the Borrowers and their Subsidiaries in their respective Subsidiaries outstanding on the date hereof and set forth on Schedule 3.12, (ii) additional Investments by the Borrowers or any Subsidiary in any Loan Party, and (iii) additional Investments by any Subsidiary that is not a Loan Party in any other such Subsidiary that is also not a Loan Party;

(d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(e) Investments by the Lead Borrower and its Subsidiaries consisting of Permitted Acquisitions;

(f) Investments existing on the Closing Date (other than those referred to in SECTION 6.02(c)(i)) and set forth on Schedule 6.02;

(g) promissory notes and other noncash consideration received in connection with Permitted Dispositions;

(h) Guarantees by the Lead Borrower or any Subsidiary of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business consistent with past practices;

(i) Investments consisting of Guarantees constituting Permitted Indebtedness;

(j) other Investments (other than Acquisitions), provided that (i) no Default or Event of Default then exists or would arise as a result of the making of such Investment, (ii) the Pro Forma Availability following, and after giving effect to, such Investment, shall be equal to or greater than thirty-five percent (35.00%) of the Maximum Borrowing Amount and (iii) at least five (5) Business Days prior to the making of any such Investment under this Section 6.02(j), the Loan Parties shall deliver to the Administrative Agent a certificate of a Responsible Officer of the Lead Borrower confirming compliance with clauses (i) and (ii) above and attaching reasonably detailed calculations demonstrating that the condition specified in clauses (ii) is satisfied; and

(k) Other Investments (other than Acquisitions), provided that the Payment Conditions are satisfied at the time of such Investment.

SECTION 6.03 Indebtedness.

The Loan Parties will not, nor will any Loan Party permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except the following (each “Permitted Indebtedness”):

(a) Indebtedness consisting of Obligations of the Loan Parties and their Subsidiaries under the Loan Documents;

(b) Indebtedness outstanding on the Closing Date and listed on Schedule 6.03;

(c) Guarantees by the Lead Borrower and its Subsidiaries in respect of Indebtedness of the Lead Borrower or any Subsidiary otherwise permitted hereunder; provided that (A) no Guarantee by any Subsidiary of any Indebtedness shall be permitted unless such Subsidiary shall be a Borrower or a Guarantor and (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Facility Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness;

(d) Indebtedness of the Lead Borrower or any Subsidiary of the Lead Borrower owing to the Lead Borrower or any other Subsidiary of the Lead Borrower to the extent constituting an Investment permitted by SECTION 6.02; provided that, all such Indebtedness of any Loan Party owed to any Person that is not, or ceases to be, a Loan Party shall be subject to the subordination terms set forth in ARTICLE VI of the Security Agreement;

(e) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) of the Lead Borrower and its Subsidiaries financing the acquisition, construction, repair, replacement or improvement of fixed or capital assets; provided that (i) such Indebtedness is incurred concurrently with or within ninety (90) days after the applicable acquisition, construction, repair, replacement or improvement, and (ii) no Default or Event of Default shall exist after giving effect to the incurrence of such Indebtedness;

(f) Indebtedness in respect of Swap Contracts designed to hedge against interest rates, foreign exchange rates or commodities pricing risks incurred in the ordinary course of business and not for speculative purposes;

(g) Indebtedness of the Lead Borrower or any of its Subsidiaries assumed in connection with any Permitted Acquisition; provided that such Indebtedness is not incurred in contemplation of such Permitted Acquisition;

(h) Indebtedness in an aggregate principal amount not to exceed at any time outstanding $50,000,000; provided that any Subsidiary of a Loan Party that is a direct or contingent obligor in respect of such Indebtedness shall be a Loan Party hereunder; and provided further that no Default or Event of Default shall exist after giving effect to the incurrence of such Indebtedness;

(i) other Indebtedness consisting of unsecured Subordinated Indebtedness and other unsecured non-amortizing Indebtedness having, in each case, a maturity date occurring not less than ninety-one (91) days after the Maturity Date, provided that no Default or Event of Default shall exist after giving effect to the incurrence of such Indebtedness; and

(j) Extensions, renewals and replacements of any such Indebtedness described in clauses (b), (e), (g), (h) and (i); provided that such Indebtedness constitutes a Permitted Refinancing.

SECTION 6.04 Fundamental Changes.

No Loan Party shall, nor shall it permit any Subsidiary to, merge, amalgamate, dissolve, liquidate, wind up, consolidate with or into another Person, or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:

(a) any Subsidiary may merge or amalgamate with (i) any Borrower; provided that such Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries; provided that when any Subsidiary that is a Loan Party is merging or amalgamating with another Subsidiary, a Loan Party shall be the continuing or surviving Person;

(b) (i) any Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Subsidiary that is not a Loan Party, and (ii) any Loan Party may merge, amalgamate or consolidate with any other Loan Party, provided that (x) if a Borrower is a party thereto, such Borrower shall be the continuing or surviving Person and (y) if the Lead Borrower is a party thereto, the Lead Borrower shall be the continuing or surviving Person;

(c) any Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Lead Borrower or to another Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (i) the transferee must be another Loan Party, or (ii) to the extent constituting an Investment, such Investment must be a Permitted Investment in accordance with SECTION 6.02;

(d) any Subsidiary may merge or amalgamate with any other Person in order to effect a Permitted Investment; provided that the continuing or surviving Person shall be a Subsidiary, which together with each of its Subsidiaries, shall have complied with the requirements of SECTION 5.11;

(e) the Subsidiary of the Lead Borrower may consummate a merger, amalgamation, dissolution, winding up, liquidation, consolidation or Disposition, the purpose of which is to effect a Permitted Disposition; and

(f) (i) any Loan Party (other than the Lead Borrower) may dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to another Loan Party and (ii) any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any disposition that is in the nature of a liquidation) to the Borrowers or another Subsidiary.

SECTION 6.05 Dispositions.

The Loan Parties shall not, nor shall any Loan Party permit any Subsidiary to, make any Disposition or enter into any agreement to make any Disposition, except the following (each, a “Permitted Disposition”):

(a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business and dispositions of property no longer used or useful in the conduct of the business of the Loan Parties and their Subsidiaries;

(b) Dispositions of Inventory in the ordinary course of business;

(c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such disposition are promptly applied to the purchase price of such replacement property;

(d) Dispositions of property to the Borrowers or to a Subsidiary; provided that if the transferor of such property is a Loan Party, the transferee thereof must either be another Loan Party, in which event the Administrative Agent shall retain its perfected Lien on the property so disposed of, subject to the same priority as existed prior to such disposition;

(e) Dispositions permitted by SECTION 6.04;

(f) Dispositions of Cash Equivalents;

(g) non-exclusive licenses of IP Rights in the ordinary course of business and substantially consistent with past practice;

(h) as long as no Event of Default hereof then exists or would arise therefrom, and no Overadvance would result therefrom, bulk sales or other dispositions of the Loan Parties’ Inventory not in the ordinary course of business in connection with Store closings, at arm’s length, provided that (i) such Store closures and related Inventory dispositions shall not exceed, in any Fiscal Year of the Lead Borrower and its Subsidiaries, ten percent (10.00%) of the number of the Loan Parties’ Stores as of the beginning of such Fiscal Year (net of new Store openings during the Fiscal Year and relocations (i) occurring substantially contemporaneously, but in no event later than thirty (30) Business Days after the related Store closure date, or (ii) wherein a binding lease has been entered into prior to the related Store closure date) as set forth in the Compliance Certificate delivered pursuant to SECTION 5.02(a), and (ii) as of any date after the Closing Date, the aggregate number of such Store closures since the Closing Date shall not exceed thirty-five percent (35.00%) of the greater of (x) the number of the Loan Parties’ Stores in existence as of the Closing Date or (y) the number of the Loan Parties’ Stores as of the first day of any Fiscal Year beginning after the Closing Date (net of new Store openings during the year and Store relocations (i) occurring substantially contemporaneously, but in no event later than ten (10) Business Days after the related Store closure date or (ii) wherein a binding lease has been entered into prior to the related Store closure date) as set forth in the Compliance Certificate delivered pursuant to SECTION 5.02(a), provided that (x) all sales of Inventory in connection with Store closings in a transaction or series of related transactions shall be in accordance with liquidation agreements and with professional liquidators reasonably acceptable to the Administrative Agent and (y) the net cash proceeds received in connection with such asset sales shall be applied to prepay the Obligations in accordance with SECTION 2.15(d); and

(i) Dispositions of property (other than ABL Priority Collateral and Intellectual Property) not otherwise permitted under this SECTION 6.05, provided that (i) at the time of such Disposition, no Default or Event of Default shall exist or would result from such Disposition and (ii) the aggregate book value of all property disposed of pursuant to this clause (i) shall not exceed $15,000,000 in any Fiscal Year or $50,000,000 in the aggregate after the Closing Date;

provided that any disposition of any property pursuant to this SECTION 6.05 (except for Dispositions pursuant to SECTION 6.05(e) and Dispositions from a Loan Party to another Loan Party), shall be for no less than the fair market value of such property at the time of such disposition and, (1) in the case of Accounts and Inventory solely for cash consideration, and (2) in the case of any other assets, at least seventy-five percent (75.00%) of the consideration is payable in cash at the time of consummation of the transaction.

SECTION 6.06 Restricted Payments.

The Loan Parties shall not, nor shall any Loan Party permit any Subsidiary to declare or make, directly or indirectly, any Restricted Payment, except:

(a) each Subsidiary may make Restricted Payments to the Loan Parties and any other Person that owns Capital Stock in such Subsidiary, ratably according to their respective holdings of the type of Capital Stock in respect of which such Restricted Payment is being made;

(b) the Lead Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the Capital Stock (other than Disqualified Capital Stock) of such Person;

(c) the Lead Borrower may repurchase, retire, or otherwise acquire of Capital Stock of the Lead Borrower from any Permitted Holder or any former or present employee of the Lead Borrower or any of its Subsidiaries, or any of their respective estates, spouses or former spouses pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement; provided that amounts payable under this clause (c) do not exceed in any calendar year $1,000,000;

(d) the Lead Borrower may make cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock of the Lead Borrower or any Subsidiary; provided, however, that any such cash payment shall not be for the purpose of evading the limitations of this Agreement;

(e) the Lead Borrower may issue and sell its common Capital Stock;

(f) so long as no Default or Event of Default has occurred and is continuing and Pro Forma Availability after giving effect to such Restricted Payment is greater than or equal to thirty-five percent (35%) of the Maximum Borrowing Amount, the Lead Borrower may make Restricted Payments (in addition to any Restricted Payments permitted under any other clause of this SECTION 6.06); and

(g) in addition to any Restricted Payments permitted under any other clause of this SECTION 6.06, the Loan Parties and their Subsidiaries may make other Restricted Payments to the holders of their respective Capital Stock as long as the Payment Conditions are satisfied.

SECTION 6.07 Change in Nature of Business.

The Loan Parties shall not, nor shall any Loan Party permit any Subsidiary to, engage in any material line of business substantially different from those lines of business conducted by the Lead Borrower and its Subsidiaries on the date hereof or any business reasonably related or ancillary thereto or a reasonable extension thereof.

SECTION 6.08 Transactions with Affiliates.

The Loan Parties shall not, nor shall any Loan Party permit any Subsidiary to, enter into any transaction of any kind with any Affiliate, whether or not in the ordinary course of business, other than (a) transactions (x) among the Loan Parties or a Person that becomes a Loan Party as a result of such transaction or (y) among Persons who are not Loan Parties, (b) on terms substantially as favorable to such Loan Party or such Subsidiary as would be obtainable by such Loan Party or such Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (c) equity issuances, repurchases, retirements or other acquisitions or retirements of Capital Stock of the Loan Parties permitted under SECTION 6.06, (d) loans and other transactions by the Lead Borrower and its Subsidiaries to the extent permitted under this Article VI, (e) employment and severance arrangements between the Lead Borrower and its Subsidiaries and their respective officers and employees in the ordinary course of business, (f)

payments by the Subsidiaries pursuant to the tax sharing agreements among the Lead Borrower and its Subsidiaries on customary terms to the extent attributable to the ownership or operation of the Lead Borrower and its Subsidiaries, (g) the payment of customary fees, compensation, and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, officers and employees of the Lead Borrower and its Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of the Lead Borrower and its Subsidiaries, (h) transactions pursuant to permitted agreements in existence on the Closing Date and set forth on Schedule 6.08 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, and (i) dividends, redemptions and repurchases permitted under SECTION 6.06.

SECTION 6.09 Burdensome Agreements.

The Loan Parties shall not, nor shall any Loan Party permit any Subsidiary to, enter into or permit to exist any contractual obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Subsidiary of the Lead Borrower that is not a Loan Party to make Restricted Payments to any Loan Party or to make or repay loans or advances to or otherwise transfer assets to or make Investments in the Lead Borrower or any other Loan Party or (b) the Lead Borrower or any other Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Secured Parties with respect to the Obligations or under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to contractual obligations which (i) (x) exist on the Closing Date and (to the extent not otherwise permitted by this SECTION 6.09) are listed on Schedule 6.09 hereto and (y) to the extent contractual obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted renewal, extension or refinancing of such Indebtedness so long as such renewal, extension or refinancing does not expand the scope of such contractual obligation in any material respect, (ii) are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary of Lead Borrower, so long as such contractual obligations were not entered into solely in contemplation of such Person becoming a Subsidiary of the Lead Borrower, (iii) represent Indebtedness of a Subsidiary of the Lead Borrower which is not a Loan Party which is permitted pursuant to SECTION 6.03, (iv) arise in connection with any Permitted Disposition, (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures and applicable solely to such joint venture entered into in the ordinary course of business, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under SECTION 6.03 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness, and (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto.

SECTION 6.10 Accounting Changes.

The Loan Parties shall not, nor shall any Loan Party permit any Subsidiary to, make any change in their Fiscal Year; provided, however, that the Lead Borrower may, upon written notice to the Administrative Agent, change its Fiscal Year to any other Fiscal Year reasonably acceptable to the Administrative Agent, in which case, the Lead Borrower and the

Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in Fiscal Year.

SECTION 6.11 Prepayments, Etc., of Indebtedness.

No Loan Party will, nor will it permit any Subsidiary to, make or agree to pay or make any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except

(a) payments in Capital Stock (as long as no Change in Control would result therefrom) and payments of interest in-kind of the Loan Parties or the accretion of interest on Permitted Indebtedness;

(b) payments of principal and interest as and when due in respect of any Subordinated Indebtedness (subject to applicable subordination provisions relating thereto);

(c) payments of principal (including mandatory prepayments) and interest as and when due in respect of any Permitted Indebtedness (other than Subordinated Indebtedness);

(d) voluntary prepayments of Indebtedness in connection with a Permitted Refinancing of such Indebtedness; and

(e) if the Payment Conditions are satisfied, voluntary prepayments, purchases, redemptions, defeasances and mandatory prepayments, redemptions and repurchases in whole or in part of any Permitted Indebtedness.

SECTION 6.12 Amendment of Material Documents.

(a) No Loan Party will, nor shall any Loan Party permit any Subsidiary to, amend, modify or waive any of its rights under (i) any Material Indebtedness or any Permitted Refinancing thereof or (ii) any of its Organization Documents, in each case to the extent that such amendment, modification or waiver would either (A) reasonably likely have a Material Adverse Effect or (B) with respect to clause (i) only, (1) shorten the maturity date of any Material Indebtedness to a date which is prior to ninety-one (91) days after the Maturity Date, (2) except as provided in clause (1), shorten the date scheduled for any principal payment or increase the amount of any required principal payment, the result of which would be to require principal payments on account thereof in excess of the amounts previously required over the twenty-four (24) months following such amendment, modification or waiver, (3) modify the subordination provisions thereof or (4) be otherwise materially adverse to the interests of the Credit Parties.

SECTION 6.13 Use of Proceeds.

Use the proceeds of any Borrowing or Letter of Credit, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

SECTION 6.14 Designation of Other Senior Debt.

Designate any Indebtedness (other than the Indebtedness under the Loan Documents) of the Lead Borrower or any of its Subsidiaries as “Designated Senior Debt” (or any similar term) under, and as defined in, any documents, agreements or indentures relating to or evidencing any Subordinated Indebtedness and all supplements thereto.

SECTION 6.15 Minimum Consolidated Fixed Charge Coverage Ratio.

At any time that a FCCR Trigger Event has occurred and is continuing (including, for the avoidance of doubt, on any FCCR Initial Test Date), the Borrowers shall not permit the Consolidated Fixed Charge Coverage Ratio to be less than 1.00 to 1.00 as of the last day of any FCCR Test Period.

                              ARTICLE VII

Events of Default

SECTION 7.01 Events of Default.

The occurrence of any of the following events shall constitute an “Event of Default” hereunder:

(a) Non-Payment.  The Borrowers or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan, or any reimbursement obligation in respect of any Letter of Credit Disbursement, (ii) deposit any funds as Cash Collateral as and when required, or (iii) within three (3) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or

(b) Specific Covenants.  Any Loan Party fails to perform or observe any term, covenant or agreement contained in (a) any of SECTION 5.02(a), 5.02(e), 5.02(g), 5.03, 5.05, 5.07, 5.10, 5.11, 5.14, 5.15, or Article VI, (b) SECTION 5.01(e) and such failure (i) at any time that Borrowing Base Certificates are being delivered on a weekly basis, continues for two (2) days and (ii) at any time that Borrowing Base Certificates are being delivered on a monthly basis, continues for three (3) days, or (c) SECTION 5.01 (other than clause (e) thereof), and such failure continues for five (5) days; or

(c) Other Defaults.  Any Loan Party fails to perform or observe any other covenant or agreement (not specified in SECTION 7.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days; or

(d) Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrowers or any other Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(e) Cross-Default.  (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts), or (B) fails to observe or perform any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Indebtedness or the beneficiary or beneficiaries of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Material Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the $10,000,000; or

(f) Insolvency Proceedings, Etc.  Any Loan Party or any of the Subsidiaries institutes or consents to the institution of any proceeding under the Bankruptcy Code or any other federal, state, provincial, or foreign bankruptcy, insolvency, receivership or similar law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, monitor, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, monitor, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under the Bankruptcy Code or any other federal, state, provincial, or foreign bankruptcy, insolvency, receivership or similar law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g) Inability to Pay Debts; Attachment.  (i) Any Loan Party or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Loan Parties, taken as a whole, and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or

(h) Judgments.  There is entered against any Loan Party or any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the $5,000,000 (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i) ERISA. (a)(i) An ERISA Event occurs with respect to a Plan subject to ERISA or Multiemployer Plan subject to ERISA which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA in an aggregate amount in excess of $2,000,000, or (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan; or (b) (i) a Pension Event shall occur which, in Administrative Agent's determination, constitutes grounds for the termination under any Applicable Law, of any Plan or (ii) the appointment by the appropriate Governmental Authority of a trustee for any Plan, or (iii) if any Plan shall be terminated or any such trustee shall be requested or appointed, or (iv) if a Loan Party is in default with respect to payments to a Plan resulting from their complete or partial withdrawal from such Plan or (v) any event that may reasonably be expected to have a Material Adverse Effect or any Lien arises (save for contribution amounts not yet due) in connection with any Plan; or

(j) Invalidity of Loan Documents. (i) Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under SECTION 6.04 or SECTION 6.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in writing (or supports any other Person in contesting) the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Commitments), or purports in writing to revoke or rescind any Loan Document; or (ii) any challenge by or on behalf of any Loan Party, receiver, trustee, custodian, conservator, monitor, liquidator, rehabilitator, administrator, administrative receiver or similar officer for any Loan Party or for all or any material part of its property to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto; or

(k) Change in Control.  There occurs any Change in Control; or

(l) Security Documents. Any Security Document after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Permitted Encumbrances) on any part of the Collateral with a value in excess of $1,000,000;

(m) Termination of Business.  Except as permitted under SECTION 6.05, the determination of the Loan Parties, whether by vote of the Loan Parties’ board of directors or otherwise to: suspend the operation of the Loan Parties’ business in the ordinary course, liquidate all or substantially all of the Loan Parties’ assets or Store locations, or employ an agent or other third party to conduct any so-called store closing, store liquidation or “Going-Out-Of-Business” sales for all or substantially all of the Loan Parties’ Stores;

(n) Termination of Guarantee.  The termination of the Facility Guarantee or any other guaranty of the Obligations (except for any release or termination permitted hereunder);

(o) Indictment.  The indictment of any Loan Party, under any Applicable Law where the crime alleged would constitute a felony under Applicable Law and such indictment remains unquashed or such legal process remains undismissed for a period of sixty (60) days or more, unless either the Administrative Agent, in its reasonable discretion, determines that the indictment is not material; or

(p) Subordination Provisions.  Any payment, remedy blockage or turnover provision in favor of the Administrative Agent and the Lenders in respect of any Subordinated Indebtedness ceases to be in full force and effect.

SECTION 7.02 Remedies Upon Event of Default.

If any Event of Default occurs and is continuing, the Administrative Agent may and, at the request of the Required Lenders, shall take any or all of the following actions:

(a) declare the Commitment of each Lender to make Loans (including the obligation of the Swingline Lender to make Swingline Loans) and any obligation of the Issuing Bank to issue Letters of Credit to be terminated, whereupon such Commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

(c) require that the Borrowers Cash Collateralize the amount of the Letter of Credit Outstandings (in an amount equal to one hundred five percent (105%) of the amount of outstanding Letters of Credit plus one hundred five percent (105%) of the then unreimbursed amounts due to the Issuing Bank); and

(d) exercise on behalf of itself and the Secured Parties all rights and remedies available to it and the Secured Parties under the Loan Documents or Applicable Law;

provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the any Loan Party under any Debtor Relief Law, the obligation of each Lender to make Loans and any obligation of the Issuing Bank to issue Letters of Credit shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to

Cash Collateralize the amount of Letter of Credit Outstandings as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

SECTION 7.03 Application of Proceeds.

After the occurrence and during the continuance of any Event of Default and acceleration of the Obligations, all proceeds realized from any Loan Party or on account of any Collateral owned by a Loan Party or any payments in respect of any Obligations and all proceeds of the Collateral, shall be applied in the following order:

(a) FIRST, ratably to pay the Obligations in respect of any fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent) then due to the Administrative Agent until paid in full;

(b) SECOND, ratably to pay the Obligations in respect of any fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Bank) then due to the Lenders and the Issuing Bank, until paid in full;

(c) THIRD, ratably to pay interest accrued in respect of the Obligations (other than any Obligations on account of Cash Management Services, Bank Products and other outstanding Other Liabilities) until paid in full;

(d) FOURTH, to pay principal due in respect of the Swingline Loans until paid in full;

(e) FIFTH, ratably to pay principal due in respect of the Revolving Credit Loans until paid in full;

(f) SIXTH, to the Administrative Agent, to be held by the Administrative Agent, for the ratable benefit of the Issuing Bank and the Lenders as Cash Collateral in an amount up to 105% of the then Letter of Credit Outstandings until paid in full;

(g) SEVENTH, ratably to pay any other outstanding Obligations (including any Obligations on account of Cash Management Services, Bank Products and other Obligations constituting Other Liabilities); and

(h) EIGHTH, to the Borrowers or such other Person entitled thereto under Applicable Law.

                            ARTICLE VIII

The Administrative Agent

SECTION 8.01 Appointment and Authority.

(a) Each of the Lenders and the Issuing Bank hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan

Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Bank, and neither the Lead Borrower nor any other Loan Party shall  have rights as a third party beneficiary of any of such provisions.

(b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including the Swingline Lender) and the Issuing Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to SECTION 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article VIII and Article IX (as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

SECTION 8.02 Rights as a Lender.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

SECTION 8.03 Exculpatory Provisions.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative

Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(d) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in SECTIONS 9.01 and 7.02) or (ii) in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by a Borrower, a Lender or the Issuing Bank.

(e) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

SECTION 8.04 Reliance by Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 8.05 Delegation of Duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

SECTION 8.06 Resignation of Administrative Agent.

The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Bank and the Borrowers.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Lead Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Bank under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Bank directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section).  The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor.  After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and SECTIONS 11.04 and 9.05 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as the Issuing Bank and Swingline Lender.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank and Swingline Lender, (ii) the retiring Issuing Bank and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit.

SECTION 8.07 Non-Reliance on Administrative Agent and Other Lenders.

Each Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

SECTION 8.08 No Other Duties, Etc.

Anything herein to the contrary notwithstanding, none of the Joint Bookrunners, Arranger, Syndication Agent or Documentation Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Bank hereunder.

SECTION 8.09 Administrative Agent May File Proofs of Claim.

In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Outstandings shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Credit Extensions and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Bank and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Bank and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Bank and the Administrative Agent under any other provisions of the Loan Documents, including SECTIONS 2.17 and 9.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Bank to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Bank, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under SECTIONS 2.17 and 9.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the Issuing Bank to authorize the Administrative Agent to vote in respect of the claim of any Lender or the Issuing Bank or in any such proceeding.

SECTION 8.10 Collateral and Guaranty Matters.

Each of the Lenders and the Issuing Bank irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Total Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) contingent obligations consisting of Other Liabilities) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with SECTION 9.01;

(b) to release any Guarantor from its obligations under the Facility Guarantee if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and

(c) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by SECTION 6.01(i).

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Facility Guarantee pursuant to this SECTION 8.10.  In each case as specified in this SECTION 8.10, the Administrative Agent will, at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security

Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this SECTION 8.10.

SECTION 8.11 Loan Documents.

Without limiting the generality of the provisions of the last paragraph of SECTION 8.03, for purposes of determining compliance with the conditions specified in SECTION 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

SECTION 8.12 Other Liabilities.

Except as otherwise expressly set forth herein or in any Facility Guarantee or any Security Document, no holder of Other Liabilities that obtains the benefits of SECTION 7.03, any Facility Guarantee or any Collateral by virtue of the provisions hereof or of any Facility Guarantee or any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.  Notwithstanding any other provision of this Article VIII to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, any Other Liabilities.

                              ARTICLE IX

Miscellaneous

SECTION 9.01 Amendments, Etc.

Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrowers or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Lead Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, waiver or consent shall:

(a) waive any condition set forth in SECTION 4.01, solely as it relates to the payment of any fees and expenses of the Administrative Agent and the Arranger;

(b) extend or increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in SECTION 4.02 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);

(c) postpone any date scheduled for, or reduce the amount of, any payment of principal, interest, fees or other amounts payable under the Loan Documents or reduce the amount of, waive or excuse any such payment or postpone the expiration of the Commitments or the Maturity Date, without the prior written consent of all Lenders directly affected thereby provided that, only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest at the Default Rate;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document without the prior written consent of all Lenders directly affected thereby; provided that, only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest at the Default Rate;

(e) change any provision of this SECTION 9.01, the definition of “Required Lenders”, or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the prior written consent of all Lenders;

(f) other than in a transaction permitted under SECTION 6.05, release all or substantially all, or subordinate the lien of the Administrative Agent on all or substantially all, of the Collateral in any transaction or series of related transactions, without the prior written consent of all Lenders;

(g) other than in connection with a transaction permitted under SECTION 6.04 or SECTION 6.05, release all or substantially all of the value of the Facility Guarantee, without the written consent of each Lender, except to the extent the release of any Guarantor from the Facility Guarantee is permitted pursuant to SECTION 8.10 (in which case such release may be made by the Administrative Agent acting alone);

(h) without the prior written consent of all Lenders, change the definition of the terms “Excess Availability” or “Borrowing Base” or any component definition of any such terms (including the applicable advance rates) if as a result thereof the amounts available to be borrowed by the Borrowers would be increased; provided, however, that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves; or

(i) without the prior written consent of all Lenders, modify the definition of Permitted Overadvance so as to increase the amount thereof, or to cause the aggregate Commitments (or the Commitment of any Lender) to be exceeded as a result thereof, or, except as provided in such definition, the time period for a Permitted Overadvance; or

(j) without the prior written consent of all Lenders, change SECTION 2.15, SECTION 2.16(j)(v), SECTION 7.03, or amend or modify the ratable requirement of SECTION 9.08(b);

and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Lenders required above, affect the rights or duties of the

Issuing Bank under this Agreement or any Letter of Credit application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document, and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Borrowers may replace such non-consenting Lender in accordance with SECTION 2.22(b); provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrowers to be made pursuant to this paragraph).

SECTION 9.02 Notices; Effectiveness; Electronic Communications.

(a) Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrowers, any other Loan Party, the Administrative Agent, the Issuing Bank or the Swingline Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 9.02; and; and

(ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrowers).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b) Electronic Communications.  Notices and other communications to the Lenders and the Issuing Bank hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Issuing Bank pursuant to Article II if such Lender or the Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent or the Lead Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender, the Issuing Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrowers’ or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender, the Issuing Bank or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc.  Each of the Loan Parties, the Administrative Agent, the Issuing Bank and the Swingline Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.  Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to each Loan Party, the Administrative Agent, the Issuing Bank and the Swingline Lender.  In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.  Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrowers or any of their securities for purposes of United States Federal or state securities laws.

SECTION 9.03 No Waiver; Cumulative Remedies.

No failure by any Credit Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents  against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with SECTION 7.02 for the benefit of all Credit Parties; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the Issuing Bank or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as the Issuing Bank or Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with SECTION 9.08(a) (subject to the terms of SECTION 9.08(b)), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to SECTION 7.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to SECTION 9.08(b), any

Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

SECTION 9.04 Expenses; Indemnity; Damage Waiver.

(a) Costs and Expenses.  The Borrowers jointly and severally shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out of pocket expenses incurred by the Administrative Agent, any Lender or the Issuing Bank (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the Issuing Bank), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the Issuing Bank, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) Indemnification by the Borrowers.  The Borrowers jointly and severally shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the Issuing Bank, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrowers or any other Loan Party arising out of, in connection with, any actual or prospective claim, litigation, investigation or proceeding relating to arising out of (whether based on contract, tort or any other theory, whether brought by a third party or by the Borrowers or any other Loan Party or any of any Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto) (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Lead Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Lead Borrower or any of its Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, the bad faith breach by such Indemnitee of its obligations under the Loan Documents or disputes among Indemnitees (other than those relating to the any claim against the Borrowers) or (y) result from a claim brought by any Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if such Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) Reimbursement by Lenders.  To the extent that the Borrowers for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Bank or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Bank or such Related Party, as the case may be, such Lender’s Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or the Issuing Bank in connection with such capacity.  The obligations of the Lenders under this subsection (c) are subject to the provisions of SECTION 2.01(b).

(d) Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.  No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) Payments.  All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor.

(f) Survival.  The agreements in this Section shall survive the resignation of the Administrative Agent, the Issuing Bank and the Swingline Lender, the replacement of any Lender, the termination of the Total Commitments and the repayment, satisfaction or discharge of all the other Obligations.

SECTION 9.05 Payments Set Aside.

To the extent that any payment by or on behalf of the Borrowers is made to any Credit Party, or any Credit Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Credit Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under  any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

SECTION 9.06 Successors and Assigns.

(a) Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither a Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of SECTION 9.06(b), (ii) by way of participation in accordance with the provisions of SECTION 9.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of SECTION 9.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders.  Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Revolving Credit Loans (including for purposes of this SECTION 9.06(b), participations in Letter of Credit Outstandings and in Swingline Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Revolving Credit Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Revolving Credit Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Revolving Credit Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date, shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Lead Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii) Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Revolving Credit Loans or the Commitment assigned, except that this clause (ii) shall not apply to the Swingline Lender’s rights and obligations in respect of Swingline Loans;

(iii) Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A) the consent of the Lead Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

(C) the consent of the Issuing Bank (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(D) the consent of the Swingline Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Loans.

(iv) Assignment and Acceptance.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.  The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons.  No such assignment shall be made (A) to any Borrower or any of such Borrower’s Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any Deteriorating Lender or any Subsidiary of such Person, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person.

(vi) Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Lead Borrower and the Administrative Agent, the applicable pro rata share of Revolving Credit Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Bank or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Commitment Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of SECTIONS 2.12, 2.14(b), 2.21 and 9.04 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Upon request, the Lead Borrower (at its expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with SECTION 9.06(d).

(c) Register.  The Administrative Agent, acting solely for this purpose as an agent of the Lead Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and Obligations in respect of Letter of Credit owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Lead Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender or a Deteriorating Lender.  The Register shall be available for inspection by the Lead Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender, a Deteriorating Lender or any Borrower or any of such Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Revolving Credit Loans (including such Lender’s participations in Letter of Credit Outstandings and/or Swingline Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Lenders and the Issuing Bank shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to SECTION 9.01 that affects such Participant.  Subject to subsection (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of SECTIONS 2.12, 2.14(b) and 2.21 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to SECTION 9.06(b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of SECTION 9.08(a) as though it were a Lender, provided such Participant agrees to be subject to SECTION 9.08(b) as though it were a Lender.

(e) Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under SECTION 2.12 or SECTION 2.21 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Lead Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of SECTION 2.21 unless the Lead Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with SECTION 2.21(e) as though it were a Lender.

(f) Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Resignation as Issuing Bank or Swingline Lender after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Revolving Credit Loans pursuant to SECTION 9.06(b), Bank of America may, (i) upon 30 days’ notice to the Lead Borrower and the Lenders, resign as the Issuing Bank and/or (ii) upon 30 days’ notice to the Lead Borrower, resign as Swingline Lender.  In the event of any such resignation as the Issuing Bank or Swingline Lender, the Lead Borrower shall be entitled to appoint from among the Lenders a successor Issuing Bank or Swingline Lender hereunder; provided, however, that no failure by the Lead Borrower to appoint any such successor shall affect the resignation of Bank of America as the Issuing Bank or Swingline Lender, as the case may be.  If Bank of America resigns as the Issuing Bank, it shall retain all the rights, powers, privileges and duties of the Issuing Bank hereunder with respect to all of its Letters of Credit outstanding as of the effective date of its resignation as the Issuing Bank and all Obligations on account of such Letters of Credit (including the right to require the Lenders to make Revolving Credit Loans or fund risk participations in Letter of Credit Disbursements pursuant to SECTION 2.11(g)).  If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Revolving Credit Loans or fund risk participations in outstanding Swingline Loans pursuant to SECTION 2.20(a).  Upon the appointment of a successor Issuing Bank and/or Swingline Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank or Swingline Lender, as the case may be, and (b) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit issued by Bank of America, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

SECTION 9.07 Confidentiality.

Each of the Administrative Agent, the Lenders and the Issuing Bank agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to SECTION 2.02 or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations, (g) with the consent of the Lead Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, the Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers.

For purposes of this Section, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Bank on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof, provided that, in the case of information received from a Loan Party or any such Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 9.08 Setoff; Sharing of Excess Payments.

(a) In addition to any rights and remedies of the Lenders provided by Applicable Law, upon the occurrence and during the continuance of any Event of Default, each Lender, the Issuing Bank and their respective Affiliates is authorized at any time and from time to time, without prior notice to any Borrower or any other Loan Party, any such notice being waived by the Loan Parties to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Credit Party or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of SECTION 2.24 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  Each Lender agrees promptly to notify the Lead Borrower and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application.  The rights of each Lender and the Issuing Bank under this SECTION 9.08 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender and the Issuing Bank may have.

(b) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Parties at such time) of payment on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (i) notify the Administrative Agent of such fact, and (ii) purchase (for cash at face value) participations in the Revolving Credit Loans and subparticipations in Letter of Credit Outstandings and Swingline Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:

(A) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(B) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in SECTION 2.23, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in Letter of Credit Outstandings or Swingline Loans to any assignee or participant, other than an assignment to the Borrowers or any Affiliate thereof (as to which the provisions of this Section shall apply).

(c) Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

SECTION 9.09 Interest Rate Limitation.

Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-

usurious interest permitted by Applicable Law (the “Maximum Rate”).  If any Credit Party shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers.  In determining whether the interest contracted for, charged, or received by a Credit Party exceeds the Maximum Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

SECTION 9.10 Counterparts.

This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or by electronic .pdf copy of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document.  The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

SECTION 9.11 Integration.

This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.  In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Credit Parties in any other Loan Document shall not be deemed a conflict with this Agreement.  Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

SECTION 9.12 Severability.

If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Without limiting the foregoing provisions of this SECTION 9.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Issuing Bank or the Swingline Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

SECTION 9.13 GOVERNING LAW; JURISDICTION; ETC.

(a) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION.  THE BORROWERS AND EACH OTHER LOAN PARTY  IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWERS OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE.  THE BORROWERS AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.02.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 9.14 WAIVER OF RIGHT TO TRIAL BY JURY.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.15 Agency for Perfection.

Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Liens for the benefit of the Administrative Agent and the Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other Applicable Law of the United States of America or otherwise can be perfected only by possession.  Should any Secured Party (other than the Administrative Agent) obtain possession of any such Collateral, such Secured Party shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent's request therefor shall deliver such Collateral to the Administrative Agent, or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

SECTION 9.16 USA PATRIOT ACT, ETC.

Each Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) and other “know your customer” rules, regulations, laws and policies (together with the Act, collectively, the “KYC Provisions”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of each Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with KYC Provisions.  Each Loan Party is in compliance, in all material respects, with the KYC Provisions.  No part of the proceeds of the Loans will be used by the Loan Parties, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

SECTION 9.17 No Advisory or Fiduciary Responsibility.

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Borrowers and the other Loan Parties acknowledges and agrees that: (i)

(A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Arranger are arm’s-length commercial transactions between the Borrowers, the other Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent and the Arranger on the other hand, (B) each of the Borrowers and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Borrowers and the other Loan Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent and the Arranger each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent nor the Arranger has any obligation to the Borrowers, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent nor the Arranger has any obligation to disclose any of such interests to the Borrowers, any other Loan Party or any of their respective Affiliates.  To the fullest extent permitted by law, each of the Borrowers and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent and the Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 9.18 Foreign Asset Control Regulations.

Neither of the advance of the Loans or issuance of any Letter of Credit nor the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)).  Furthermore, neither the Borrowers nor their Subsidiaries (a) is or will become a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order.

SECTION 9.19 Survival.

All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any extension of credit hereunder, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

SECTION 9.20 Press Releases and Related Matters.

Each Loan Party consents to the publication by the Administrative Agent of customary trade advertising material in tombstone format relating to the financing transactions contemplated by this Agreement using any Loan Party’s name, and with the consent of the Lead Borrower, logo or trademark.  The Administrative Agent shall provide a draft reasonably in advance of any advertising material to the Lead Borrower for review and comment prior to the publication thereof.  The Administrative Agent and the Lenders reserve the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

SECTION 9.21 Electronic Execution of Assignments and Certain Other Documents.

The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 9.22 ENTIRE AGREEMENT.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

SECTION 9.23 Judgment Currency.

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of the Borrowers in respect of any such sum due from it to the Administrative Agent, the Issuing Bank or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent, the Issuing Bank or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent, the Issuing Bank or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent, the Issuing Bank or any Lender from the Borrowers in the Agreement Currency, the Borrowers agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent, the Issuing Bank or such Lender, as the case may be, against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent, the Issuing Bank or any Lender in such currency, the Administrative Agent, the Issuing Bank or such Lender, as the case may be, agrees to return the amount of any excess to the Borrowers (or to any other Person who may be entitled thereto under applicable law)

SECTION 9.24 Joint and Several Liability; Waivers.

(a) Each Loan Party is part of a group of affiliated Persons, and each Loan Party expects to receive substantial direct and indirect benefits from the extension of the credit facility established pursuant to this Agreement.  In consideration of the foregoing, each Loan Party hereby irrevocably and unconditionally agrees that it is jointly and severally liable for all of the Obligations, whether now or hereafter existing or due or to become due and that the Obligations are the joint and several obligation of each Loan Party.

(b) The obligations of the Loan Parties under the Loan Documents may be enforced by the Administrative Agent any Loan Party or all Loan Parties in any manner or order selected by the Administrative Agent or the Required Lenders in their sole discretion.  To the fullest extent permitted by Applicable Law, the obligations of each Loan Party hereunder shall not be affected by (i) the failure of any Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of this Agreement, any other Loan Document or under Applicable Law, (ii) any rescission, waiver, amendment or modification of, or any release of any Loan Party from, any of the terms or provisions of, this Agreement, any other Loan Document, or (iii) the failure to perfect any security interest in, or the release of, any of the Collateral or other security held by or on behalf of the Administrative Agent or any other Credit Party.

(c) To the fullest extent permitted by Applicable Law, the obligations of each Loan Party to pay the Obligations in full hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Obligations after the termination of all Commitments to any Loan Party under any Loan Document), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by Applicable Law, the obligations of each Loan Party hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Loan Party or that would otherwise operate as a discharge of any Loan Party as a matter of law or equity (other than the payment in full in cash of all the Obligations after termination of all Commitments to any Loan Party under any Loan Document).

(d) To the fullest extent permitted by Applicable Law, each Loan Party waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the payment in full in cash of all the Obligations after the termination of all Commitments to any Loan Party under any Loan Document. To the fullest extent permitted by Applicable Law, the Administrative Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Loan Party hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash and performed in full after the termination of Commitments to any Loan Party under any Loan Document.  Pursuant to, and to the fullest extent permitted by, Applicable Law, each Loan Party waives any defense arising out of any such election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Loan Party against any other Loan Party, as the case may be, or any security.  To the fullest extent permitted by Applicable Law, each Loan Party waives any and all suretyship defenses.

(e) Upon payment by any Loan Party of any Obligations, all rights of such Loan Party against any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Obligations (other than contingent indemnity obligations for then unasserted claims) and the termination of all Commitments to any Loan Party under any Loan Document.  If any amount shall erroneously be paid to any Loan Party on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the other Loan Documents.  Subject to the foregoing, to the extent that any Loan Party shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to another Loan Party hereunder (an “Accommodation Payment”), then the Loan Party making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Loan Parties in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Loan Party’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Loan Parties.  As of any date of determination, the “Allocable Amount” of each Loan Party shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Loan

Party hereunder without (a) rendering such Loan Party “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Loan Party with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Loan Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA.

(f) Without limiting the generality of the foregoing, or of any other waiver or other provision set forth in this Agreement, to the fullest extent permitted by Applicable Law, each Loan Party waives all rights and defenses arising out of an election of remedies by any Credit Party, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Credit Party’s rights of subrogation and reimbursement against such Loan Party.

(g) Each Loan Party hereby agrees to keep each other Loan Party fully apprised at all times as to the status of its business, affairs, finances, and financial condition, and its ability to perform its Obligations under the Loan Documents, and in particular as to any adverse developments with respect thereto.  Each Loan Party hereby agrees to undertake to keep itself apprised at all times as to the status of the business, affairs, finances, and financial condition of each other Loan Party, and of the ability of each other Loan Party to perform its Obligations under the Loan Documents, and in particular as to any adverse developments with respect to any thereof.  Each Loan Party hereby agrees, in light of the foregoing mutual covenants to inform each other, and to keep themselves and each other informed as to such matters, that the Credit Parties shall have no duty to inform any Loan Party of any information pertaining to the business, affairs, finances, or financial condition of any other Loan Party, or pertaining to the ability of any other Loan Party to perform its Obligations under the Loan Documents, even if such information is adverse, and even if such information might influence the decision of one or more of the Loan Parties to continue to be jointly and severally liable for, or to provide Collateral for, the Obligations of one or more of the other Loan Parties. To the fullest extent permitted by applicable law, each Loan Party hereby expressly waives any duty of the Credit Parties to inform any Loan Party of any such information.

(h) This joint and several obligations of the Loan Parties under this Section 9.24 shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of any Loan Party is made, or the Administrative Agent or any other Secured Party exercises its right of setoff, in respect of the Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or any other Secured Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and regardless of any prior revocation, rescission, termination or reduction.  The obligations of the Loan Parties under this paragraph shall survive termination of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                BOOKS-A-MILLION, INC.,
                as the Lead Borrower and as a
                Borrower

                By:           /s/ Brian W. White
                Name:      Brian W. White
                Title:        Chief Financial Officer

                AMERICAN WHOLESALE
                BOOK COMPANY, INC.,
                as a Borrower

                By:          /s/ Brian W. White
                Name:     Brian W. White
                    Title:       Chief Financial Officer

                booksamillion.com inc.,
                as a Borrower

                By:          /s/ Brian W. White
                Name:     Brian W. White
                Title:       Chief Financial Officer

                BAM CARD SERVICES, LLC,
                as a Borrower

                By:           /s/ Brian W. White
                Name:      Brian W. White
                Title:        Chief Finacial Officer

                BANK OF AMERICA, N.A.,
                as Administrative Agent

                By:           /s/ Christine Hutchinson
                Name:      Christine Hutchinson
                Title:        Director

                BANK OF AMERICA, N.A.,
                as Swingline Lender, as a Lender and
                as Issuing

                By:           /s/ Christine Hutchinson
                Name:      Christine Hutchinson
                Title:        Director

                                      REGIONS BANK,
                                      as Lender

                                      By: /s/ Louis Alexander
                                      Name:  Louis Alexander
                                      Title: Attorney-In-Fact

                                      SUNTRUST BANK,
                                      as Lender
                                       By:        /s/ Jerra Fortner
                                       Name:   Jerra Fortner
                                               Title:     Vice President

                                              WELLS FARGO BANK, N.A.,
                                       as Lender, and as Issuing Bank

                                               By:         /s/ Danielle Baldinelli
                                               Name:    Danielle Baldinelli
                                               Title:      Vice President